UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Allspring Funds Trust

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: March 31

Registrant is making a filing for 7 of its series:

Allspring Small Cap Fund, Allspring Disciplined Small Cap Fund, Allspring Special Small Cap Value Fund, Allspring Discovery Small Cap Growth Fund, Allspring Precious Metals Fund, Allspring Discovery Innovation Fund and Allspring Utility and Telecommunications Fund.

Date of reporting period: March 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report
March 31, 2023
Allspring
Disciplined Small Cap Fund

The views expressed and any forward-looking statements are as of March 31, 2023, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Disciplined Small Cap Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Disciplined Small Cap Fund for the 12-month period that ended March 31, 2023. Globally, stocks and bonds experienced heightened volatility and poor performance through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns, which were removed in December.
For the 12-month period, stocks and bonds––both domestic U.S. and global––suffered broad losses. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -7.73%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -5.07%, while the MSCI EM Index (Net) (USD)3 had weaker performance, with a decline of 10.70%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -4.78%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 10.72%, the Bloomberg Municipal Bond Index6 gained 0.26%, and the ICE BofA U.S. High Yield Index7 fell 3.50%.
High inflation and central bank rate hikes rocked markets.
In April 2022, market headwinds created by Russia’s invasion of Ukraine in February continued, with broad and deep losses as both the S&P 500 and MSCI ACWI (Net)8 fell 8% or more for the month and commodity shortages added to global inflation. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. The ensuing global ripple effect compounded existing supply shortages. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Federal Reserve (Fed) monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales increased for the fourth consecutive month in April—a sign of consumer resilience.
“ In April 2022, market headwinds created by Russia’s invasion of Ukraine in February continued, with broad and deep losses as both the S&P 500 Index and MSCI All Country World Index fell 8% or more for the month and commodity shortages added to global inflation.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
[8]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

2  |  Allspring Disciplined Small Cap Fund

Letter to shareholders (unaudited)
In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilient U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act.  Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September as all asset classes suffered major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year winded down.
“ In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation.”

[1]	The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Disciplined Small Cap Fund  |  3

Letter to shareholders (unaudited)
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains––employers added more than 500,000 jobs––and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Financial markets declined in February as investors responded unfavorably to resilient economic data. The takeaway: Central banks will likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate has not been falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The sudden banking industry uncertainty led some clients of regional banks to transfer deposits to a handful of U.S. banking giants while bank shareholders sold stock. The banking industry turmoil could make the job of central banks more challenging as they weigh inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. The U.S. labor market remained resilient. The euro-area composite Purchasing Managers’ Index1 rose to 53.70, indicating expansion, for March. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The Purchasing Managers' Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.

4  |  Allspring Disciplined Small Cap Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Justin P. Carr, CFA, Robert M. Wicentowski, CFA
Average annual total returns (%) as of March 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WDSAX)[3]	7-31-2018	-12.36	2.93	7.29	-7.01	4.16	7.93	1.75	0.93
Class R6 (WSCJX)[4]	10-31-2016	–	–	–	-6.98	4.20	8.07	1.32	0.50
Administrator Class (NVSOX)	8-1-1993	–	–	–	-7.28	3.93	7.81	1.67	0.85
Institutional Class (WSCOX)[5]	10-31-2014	–	–	–	-7.09	4.18	8.04	1.42	0.60
Russell 2000® Index[6]	–	–	–	–	-11.61	4.71	8.04	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through July 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.93% for Class A, 0.50% for Class R6, 0.85% for Administrator Class, and 0.60% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A shares prior to their inception reflects the performance of the Administrator Class shares, and is adjusted to reflect the higher expenses and sales charges of the Class A shares.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[5]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[6]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Disciplined Small Cap Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of March 31, 20231
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Disciplined Small Cap Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Russell 2000® Index, for the 12-month period that ended March 31, 2023.
■	Stock selection was the main contributor to Fund performance, adding value in 6 out of 11 sectors. The Fund benefited from positive stock selection within the industrials, consumer discretionary, and information technology (IT) sectors. Underweights to IT and financials contributed modestly to performance.
■	Negative stock selection within consumer staples, real estate, and materials detracted from relative performance. A slight overweight to energy detracted modestly from performance. Variations in sector weights versus the Index were relatively small, as is typical for the strategy.
U.S. equities sold off sharply in 2022 before rebounding through year-end and into early 2023.
During 2022, U.S. markets succumbed to pressure from soaring inflation, surging food and energy prices, aggressive central bank tightening, slowing global growth, escalating geopolitical tensions, and a European energy crisis. The S&P 500 Index* fell 18.11% during 2022 while the Russell 2000® Index fell 20.44%, marking the worst calendar year for U.S. equities since 2008. The Bloomberg U.S. Aggregate Bond Index** declined 13.01%, its worst loss since inception in 1976.
Ten largest holdings (%) as of March 31, 2023[1]
Atkore Incorporated	1.04
Encore Wire Corporation	0.98
Mueller Industries Incorporated	0.92
EMCOR Group Incorporated	0.91
SPS Commerce Incorporated	0.90
STAG Industrial Incorporated	0.87
Commercial Metals Company	0.83
Applied Industrial Technologies Incorporated	0.81
Rambus Incorporated	0.81
Lantheus Holdings Incorporated	0.80
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
However, U.S. small caps rebounded during both the fourth quarter of 2022 and the first quarter of 2023, overcoming persistent inflation, higher interest rates, weakening economic data, and rising recession risks. Despite a regional banking crisis, U.S. equity markets were supported by oversold conditions, slightly cooler inflation data, and a slower pace of rate increases by the Federal Reserve (Fed). Over the 12-month period, large caps outperformed small caps, value outperformed growth, and low-beta (less-volatile) stocks outperformed high beta.
Changes to the Fund’s portfolio during the period were minimal.
Characteristics that are typically favored in the portfolio include attractive valuation, earnings consistency, profitability, and improving sentiment. The team’s multifactor alpha model aggregates rankings from three factor groups—value, quality, and momentum—to provide a single score that indicates a stock’s attractiveness relative to the investment universe. These quantitative rankings are an integral part of the investment decision-making process, which is augmented by portfolio manager validation and review. Our alpha model results exhibited strength during the period. The momentum factor group was positive while value and quality were very strong.
Our experience demonstrates that fundamentally weighted strategies that invest in relatively inexpensive companies with improving fundamentals typically reward long-term investors. We continue to build portfolios that adhere to this philosophy while recognizing that the current pervasive macroeconomic risks require an elevated emphasis on risk controls, particularly as it relates to industry exposures, secular growth, oil prices, inflation expectations, and credit risk. We still prefer an emphasis on quality and value over risk and beta as we enter the later phase of the economic cycle.
Stock selection was strongest in industrials, consumer discretionary, and IT.
The strategy’s risk-controlled discipline and its focus on bottom-up stock selection tend to limit the effect of sector

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
**	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

8  |  Allspring Disciplined Small Cap Fund

Performance highlights (unaudited)
allocation on relative performance, and that was true over this period. Bottom-up stock selection effects within industrials, consumer discretionary, and IT contributed to relative performance. Within industrials, Encore Wire Corp.; Atkore, Inc.; and EMCOR Group were top contributors. Vivint Smart Home* led the way within consumer discretionary while Zeta Global Holdings, Sanmina Corp., and Rambus were top contributors within IT. Underweights to IT and financials contributed modestly to performance.
Sector allocation as of March 31, 2023[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Stock selection was weakest in consumer staples, real estate, and materials.
Bottom-up stock selection effects within consumer staples, real estate, and materials detracted from relative performance. The Fund did not own Celsius Holdings, an energy drink distributor, which returned 68% over the period. Within real estate, two of our real estate investment trust holdings, Safehold, Inc., and NexPoint Residential Trust, sold off amid the rising rate environment. Cleveland-Cliffs, a steel and iron ore pellet manufacturer, detracted within materials and we sold it.
Recession risks are rising as economic growth weakens and credit conditions tighten.
As 2023 began, investors were buoyed by optimism that the U.S. economy would narrowly avoid a recession. However, such hopes were tempered by dread that the Fed would continue hiking rates until something broke. By March, the economic data weakened and the U.S. witnessed its first bank failures since the onset of 2008’s Global Financial Crisis. However, the generous lending facilities at central banks should contain fallout from the bank failures, which, in turn, should limit some of the overall economic damage.
The sharp rise in short-term rates appears to be taming inflation, but we believe the lagged effects of 2022’s rapid tightening cycle are increasing the likelihood of a hard economic landing. Broad segments of the global economy are showing signs of tilting toward, or already being in, a recession. Depending on the company and industry, many firms have already experienced a profit recession.
Earnings expectations will likely rebound before the economy improves. Market multiples and credit spreads may point toward a recovery even before the reality of a recession sinks in. Recessions typically trigger demand destruction, a rebalancing of markets, and lower inflation.
Given the environment of tighter financial conditions and weakening economic growth, we believe it is still prudent to emphasize higher-quality stocks. In addition to our current emphasis on quality, our longstanding focus on strong earnings and inexpensive valuations is presenting selective opportunities within cyclical value stocks.
We currently anticipate volatile and range-bound markets. While we are generally cautious, there are potential positive catalysts from Chinese economic growth, decelerating inflation, and a resilient U.S. jobs market. As we monitor the macroeconomic environment, we will continue to diligently focus on company fundamentals and disciplined portfolio risk management.

*	This security was no longer held at the end of the reporting period.

Allspring Disciplined Small Cap Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2022 to March 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2022	Ending account value 3-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,130.78	$4.94	0.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	$4.68	0.93%
Class R6
Actual	$1,000.00	$1,129.01	$2.65	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.44	$2.52	0.50%
Administrator Class
Actual	$1,000.00	$1,127.04	$4.51	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
Institutional Class
Actual	$1,000.00	$1,128.63	$3.18	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	$3.02	0.60%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Disciplined Small Cap Fund

Portfolio of investments—March 31, 2023

	Shares	Value
Common stocks: 97.85%
Communication services: 2.51%
Diversified telecommunication services: 1.12%
Bandwidth Incorporated Class A †	4,300	$ 65,360
Charge Enterprises Incorporated †	12,829	14,112
Echostar Corporation Class A †	3,949	72,227
Ooma Incorporated †	2,895	36,216
		187,915
Entertainment: 0.09%
Playstudios Incorporated Class A †	4,277	15,782
Interactive media & services: 0.76%
QuinStreet Incorporated †	1,475	23,408
Ziff Davis Incorporated †	685	53,464
Ziprecruiter Incorporated Class A †	3,125	49,813
		126,685
Media: 0.54%
Entravision Communications Corporation Class A	9,862	59,665
Sinclair Broadcast Group Incorporated Class A	852	14,620
TechTarget Incorporated †	441	15,929
		90,214
Consumer discretionary: 11.62%
Automobile components: 0.89%
Dana Incorporated	3,694	55,595
Gentherm Incorporated †	337	20,362
Modine Manufacturing Company †	3,151	72,631
		148,588
Diversified consumer services: 1.10%
Chegg Incorporated †	2,523	41,125
Perdoceo Education Corporation †	3,949	53,035
Stride Incorporated †	2,304	90,432
		184,592
Hotels, restaurants & leisure: 2.58%
Bloomin' Brands Incorporated	4,873	124,992
Brinker International Incorporated †	2,930	111,340
Hilton Grand Vacations Incorporated †	1,456	64,690
International Game Technology plc	3,647	97,740
Wingstop Incorporated	178	32,677
		431,439
Household durables: 2.22%
Helen of Troy Limited †	276	26,267
Installed Building Products Incorporated	294	33,525
KB Home Incorporated	1,120	45,002
M/I Homes Incorporated †	967	61,008
Meritage Corporation	617	72,041
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Small Cap Fund  |  11

Portfolio of investments—March 31, 2023

	Shares	Value
Household durables (continued)
Skyline Champion Corporation †	362	$ 27,233
Taylor Morrison Home Corporation †	2,785	106,554
		371,630
Specialty retail: 3.74%
Academy Sports & Outdoors Corporation	1,898	123,845
Asbury Automotive Group Incorporated †	554	116,340
Group 1 Automotive Incorporated	348	78,794
Hibbett Incorporated	1,523	89,827
Revolve Group Incorporated †	3,117	81,977
TravelCenters of America Incorporated †	1,078	93,247
Zumiez Incorporated †	2,232	41,158
		625,188
Textiles, apparel & luxury goods: 1.09%
Crocs Incorporated †	629	79,531
G-III Apparel Group Limited †	2,356	36,636
Steven Madden Limited	1,828	65,808
		181,975
Consumer staples: 3.96%
Beverages: 0.66%
Coca Cola Bottling Corporation	94	50,298
Duckhorn Portfolio Incorporated †	3,813	60,627
		110,925
Consumer staples distribution & retail: 1.04%
SpartanNash Company	1,110	27,528
Sprouts Farmers Market Incorporated †	725	25,397
The Andersons Incorporated	1,530	63,220
The Chef's Warehouse Incorporated †	1,667	56,761
		172,906
Food products: 0.94%
John B. Sanfilippo & Son Incorporated	353	34,213
Lancaster Colony Corporation	283	57,415
The Simply Good Foods Company †	1,632	64,905
		156,533
Personal care products: 1.32%
Bellring Brands Incorporated †	2,292	77,928
e.l.f. Beauty Incorporated †	320	26,352
Medifast Incorporated	494	51,213
USANA Health Sciences Incorporated †	1,043	65,605
		221,098
Energy: 6.58%
Energy equipment & services: 1.63%
Nabors Industries Limited †	337	41,084
Nextier Oilfield Solutions Incorporated †	8,676	68,974
Noble Corporation plc †	822	32,444
Oceaneering International Incorporated †	2,321	40,919
Patterson-UTI Energy Incorporated	2,787	32,608
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Disciplined Small Cap Fund

Portfolio of investments—March 31, 2023

	Shares	Value
Energy equipment & services (continued)
US Silica Holdings Incorporated †	2,437	$ 29,098
Weatherford International plc †	476	28,251
		273,378
Oil, gas & consumable fuels: 4.95%
Arch Resources Incorporated	274	36,020
California Resources Corporation	2,049	78,887
Callon Petroleum Company †	341	11,403
Chord Energy Corporation	320	43,072
CVR Energy Incorporated	1,760	57,693
Laredo Petroleum Incorporated †	1,219	55,513
Matador Resources Company	949	45,220
Par Pacific Holdings Incorporated †	2,266	66,167
PBF Energy Incorporated Class A	2,662	115,424
Peabody Energy Corporation †	3,799	97,254
Permian Resources Corporation	6,567	68,954
Ranger Oil Corporation Class A	2,369	96,750
W&T Offshore Incorporated †	4,247	21,575
World Fuel Services Corporation	1,300	33,215
		827,147
Financials: 14.97%
Banks: 7.16%
Axos Financial Incorporated †	2,207	81,482
Bank of N.T. Butterfield & Son Limited	1,077	29,079
Brookline Bancorp Incorporated	2,531	26,576
Customers Bancorp Incorporated †	1,502	27,817
Enterprise Financial Service Corporation	904	40,309
Financial Institutions Incorporated	1,819	35,070
First Bancorp of North Carolina	1,568	55,695
First Bancorp of Puerto Rico	5,896	67,332
First Bank	2,249	22,715
First Financial Corporation	1,510	56,595
First Foundation Incorporated	2,074	15,451
Great Southern Bancorp Incorporated	1,038	52,606
Hancock Whitney Corporation	1,535	55,874
Hanmi Financial Corporation	3,569	66,276
Hilltop Holdings Incorporated	2,325	68,983
NBT Bancorp Incorporated	1,743	58,757
OFG Bancorp	2,615	65,218
Preferred Bank	1,038	56,893
RBB Bancorp	3,013	46,702
Republic Bancorp Incorporated Class A	1,661	70,476
The Bancorp Incorporated †	2,669	74,332
TriCo Bancshares	1,449	60,264
Univest Financial Corporation	1,558	36,987
Westamerica Bancorporation	570	25,251
		1,196,740
Capital markets: 1.70%
Artisan Partners Asset Management Incorporated Class A	1,219	38,984
Evercore Partners Incorporated Class A	792	91,381
Open Lending Corporation Class A †	2,448	17,234
PJT Partners Incorporated Class A	497	35,878
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Small Cap Fund  |  13

Portfolio of investments—March 31, 2023

	Shares	Value
Capital markets (continued)
Stonex Group Incorporated	528	$ 54,664
Victory Capital Holding Class A	1,595	46,686
		284,827
Consumer finance: 0.46%
Enova International Incorporated †	1,084	48,162
Green Dot Corporation Class A †	1,658	28,484
		76,646
Financial services: 2.97%
Essent Group Limited	2,420	96,921
Evertec Incorporated	1,342	45,293
International Money Express Incorporated †	4,150	106,987
Jackson Financial Incorporation Class A	2,292	85,744
Marqeta Incorporated Class A †	13,328	60,909
MGIC Investment Corporation	3,970	53,277
Radian Group Incorporated	2,146	47,427
		496,558
Insurance: 2.68%
American Equity Investment Life Holding Company	2,428	88,598
CNO Financial Group Incorporated	4,194	93,065
Employers Holdings Incorporated	1,249	52,071
Genworth Financial Incorporated Class A †	14,257	71,570
Palomar Holdings Incorporated †	533	29,422
Selective Insurance Group Incorporated	617	58,819
Stewart Information Services Corporation	1,364	55,037
		448,582
Health care: 15.87%
Biotechnology: 5.21%
Agenus Incorporated †	8,300	12,616
Alector Incorporated †	4,631	28,666
ALX Oncology Holdings Incorporated †	3,411	15,414
Amicus Therapeutics Incorporated †	3,548	39,347
Arcus Biosciences Incorporated †	2,673	48,756
Arrowhead Pharmaceuticals Incorporated †	677	17,196
Bridgebio Pharma Incorporated †	2,308	38,267
CareDx Incorporated †	3,059	27,959
Catalyst Pharmaceuticals Incorporated †	1,935	32,082
Cullinan Oncology Incorporated †	2,228	22,792
Cytokinetics Incorporated †	901	31,706
Erasca Incorporated †	5,021	15,113
Halozyme Therapeutics Incorporated †	1,388	53,008
Icosavax Incorporated †	4,219	24,470
Intellia Therapeutics Incorporated †	661	24,635
Intercept Pharmaceuticals Incorporated †	2,985	40,089
Iteos Therapeutics Incorporated †	2,633	35,835
Karuna Therapeutics Incorporated †	316	57,398
Kiniksa Pharmaceuticals Limited Class A †	3,614	38,887
Kymera Therapeutics Incorporated †	759	22,489
Prothena Corporation plc †	803	38,921
Regenxbio Incorporated †	2,034	38,463
Sana Biotechnology Incorporated †	6,708	21,935
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Disciplined Small Cap Fund

Portfolio of investments—March 31, 2023

	Shares	Value
Biotechnology (continued)
Stoke Therapeutics Incorporated †	3,854	$ 32,104
Sutro Biopharma Incorporated †	5,440	25,133
Syndax Pharmaceuticals Incorporated †	880	18,586
Ultragenyx Pharmaceutical Incorporated †	446	17,885
VIR Biotechnology Incorporated †	2,222	51,706
		871,458
Health care equipment & supplies: 2.97%
Axonics Incorporated †	732	39,938
Embecta Corporation	1,751	49,238
Lantheus Holdings Incorporated †	1,624	134,077
LivaNova plc †	2,226	97,009
Merit Medical Systems Incorporated †	832	61,526
Omnicell Incorporated †	502	29,452
Shockwave Medical Incorporated †	192	41,631
STAAR Surgical Company †	685	43,806
		496,677
Health care providers & services: 4.22%
AMN Healthcare Services Incorporated †	1,103	91,505
Cross Country Healthcare Incorporated †	2,429	54,215
Hims & Hers Health Incorporated †	2,505	24,850
Modivcare Incorporated †	474	39,854
Neogenomics Incorporated †	4,388	76,395
Option Care Health Incorporated †	4,122	130,956
Progyny Incorporated †	1,289	41,403
Select Medical Holdings Corporation	1,356	35,053
Tenet Healthcare Corporation †	1,729	102,737
The Ensign Group Incorporated	1,141	109,011
		705,979
Health care technology: 0.50%
Computer Programs & Systems Incorporated †	1,625	49,075
NextGen Healthcare Incorporated †	1,938	33,741
		82,816
Life sciences tools & services: 0.58%
Abcellera Biologics Incorporated †	3,234	24,384
Adaptive Biotechnologies Corporation †	1,967	17,369
Medpace Holdings Incorporated †	63	11,847
Quanterix Corporation †	3,878	43,705
		97,305
Pharmaceuticals: 2.39%
Amphastar Pharmaceuticals Incorporated	1,627	61,013
Corcept Therapeutics Incorporated †	2,437	52,785
Harmony Biosciences Holdings †	1,376	44,926
Intra-Cellular Therapies Incorporated †	1,197	64,818
Ligand Pharmaceuticals Incorporated	260	19,126
Pacira Biosciences Incorporated †	605	24,690
Prestige Consumer Healthcare Incorporated †	1,572	98,454
Tarsus Pharmaceuticals Incorporated †	2,652	33,336
		399,148
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Small Cap Fund  |  15

Portfolio of investments—March 31, 2023

	Shares	Value
Industrials: 16.69%
Aerospace & defense: 1.09%
Moog Incorporated Class A	732	$ 73,749
Triumph Group Incorporated †	3,038	35,210
Vectrus Incorporated †	1,859	73,839
		182,798
Building products: 0.90%
Janus International Group Incorporated †	3,776	37,231
Simpson Manufacturing Company Incorporated	540	59,206
UFP Industries Incorporated	685	54,437
		150,874
Commercial services & supplies: 0.93%
Ennis Incorporated	3,502	73,857
Heritage Crystal Clean Incorporated †	1,136	40,453
SP Plus Corporation †	1,188	40,737
		155,047
Construction & engineering: 2.54%
Comfort Systems Incorporated	827	120,709
EMCOR Group Incorporated	938	152,509
MYR Group Incorporated †	886	111,645
Primoris Services Corporation	1,635	40,319
		425,182
Electrical equipment: 2.20%
Atkore Incorporated †	1,232	173,071
Bloom Energy Corporation Class A †	1,127	22,461
Encore Wire Corporation	880	163,090
SunPower Corporation †	626	8,664
		367,286
Ground transportation: 0.71%
Arcbest Corporation	1,278	118,113
Machinery: 3.11%
Alamo Group Incorporated	278	51,196
Hillenbrand Incorporated	2,679	127,333
Mueller Industries Incorporated	2,089	153,500
Titan International Incorporated †	3,777	39,583
Wabash National Corporation	1,914	47,065
Watts Water Technologies Incorporated	600	100,992
		519,669
Marine transportation: 0.72%
Matson Incorporated	2,028	121,011
Professional services: 1.51%
CBIZ Incorporated †	733	36,276
Insperity Incorporated	507	61,626
Kelly Services Incorporated Class A	3,991	66,211
TriNet Group Incorporated †	1,108	89,316
		253,429
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Disciplined Small Cap Fund

Portfolio of investments—March 31, 2023

	Shares	Value
Trading companies & distributors: 2.98%
Applied Industrial Technologies Incorporated	954	$ 135,592
Bluelinx Holdings Incorporated †	583	39,621
Boise Cascade Company	1,721	108,853
GMS Incorporated †	401	23,214
Rush Enterprises Incorporated Class A	1,102	60,169
Titan Machinery Incorporated †	2,612	79,535
WESCO International Incorporated	333	51,462
		498,446
Information technology: 13.19%
Communications equipment: 0.91%
Calix Incorporated †	1,983	106,269
Extreme Networks Incorporated †	2,386	45,620
		151,889
Electronic equipment, instruments & components: 1.81%
Advanced Energy Industries Incorporated	545	53,410
Fabrinet †	1,031	122,442
Sanmina Corporation †	2,078	126,737
		302,589
IT services: 0.70%
Hackett Group Incorporated	3,727	68,875
Perficient Incorporated †	656	47,357
		116,232
Professional services: 0.17%
ExlService Holdings Incorporated †	178	28,806
Semiconductors & semiconductor equipment: 4.22%
Alpha & Omega Semiconductor †	1,881	50,693
Axcelis Technologies Incorporated †	883	117,660
Diodes Incorporated †	1,061	98,418
Maxlinear Incorporated †	929	32,710
Onto Innovation Incorporated †	929	81,641
Photronics Incorporated †	2,488	41,251
Rambus Incorporated †	2,637	135,173
Smart Global Holdings Incorporated †	1,243	21,429
Synaptics Incorporated †	460	51,129
Ultra Clean Holdings Incorporated †	2,266	75,141
		705,245
Software: 5.38%
A10 Networks Incorporated	5,780	89,529
Amplitude Incorporated Class A †	2,691	33,476
Arlo Technologies Incorporated †	6,641	40,244
C3.ai Incorporated †	1,157	38,840
Clear Secure Incorporated Class A	1,321	34,571
Cvent Holding Corporation †	13,425	112,233
eGain Corporation †	5,064	38,436
InterDigital Incorporated	1,070	78,003
JFrog Limited †	1,623	31,973
Rimini Street Incorporated †	10,843	44,673
SPS Commerce Incorporated †	992	151,082
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Small Cap Fund  |  17

Portfolio of investments—March 31, 2023

	Shares	Value
Software (continued)
Tenable Holdings Incorporated †	767	$ 36,440
Workiva Incorporated †	324	33,181
XPERI Incorporated †	1,622	17,728
Zeta Global Holdings Corporation Class A †	11,081	120,007
		900,416
Materials: 3.98%
Chemicals: 1.04%
Advansix Incorporated	1,891	72,369
Futurefuel Corporation	2,653	19,579
Minerals Technologies Incorporated	1,043	63,018
Tronox Holdings plc Class A	1,356	19,499
		174,465
Containers & packaging: 0.83%
Greif Incorporated Class A	988	62,610
Myers Industries Incorporated	3,544	75,948
		138,558
Metals & mining: 2.11%
Arconic Corporation †	1,406	36,879
Commercial Metals Company	2,853	139,512
Ryerson Holding Corporation	1,033	37,581
Schnitzer Steel Industries Incorporated Class A	1,531	47,614
Suncoke Energy Incorporated	6,702	60,184
Warrior Met Coal Incorporated	832	30,543
		352,313
Real estate: 5.21%
Diversified REITs: 0.73%
Armada Hoffler Properties Incorporated	2,206	26,053
Global Net Lease Incorporated	6,794	87,371
Star Holdings LLC †	549	9,547
		122,971
Health care REITs: 0.36%
CareTrust REIT Incorporated	2,197	43,017
National Health Investors Incorporated	351	18,105
		61,122
Hotel & resort REITs: 0.47%
Braemar Hotels & Resorts Incorporated	12,241	47,250
DiamondRock Hospitality	3,784	30,764
		78,014
Industrial REITs: 0.87%
STAG Industrial Incorporated	4,287	144,986
Office REITs: 0.40%
Brandywine Realty Trust	7,925	37,485
Piedmont Office Realty Trust Incorporated Class A	3,995	29,164
		66,649
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Disciplined Small Cap Fund

Portfolio of investments—March 31, 2023

	Shares	Value
Real estate management & development: 0.32%
Newmark Group Incorporated Class A	7,519	$ 53,235
Residential REITs: 0.87%
BRT Apartments Corporation REIT	2,427	47,860
NexPoint Residential Trust Incorporated	2,240	97,821
		145,681
Retail REITs: 0.97%
Getty Realty Corporation	1,298	46,767
The Necessity Retail REIT Incorporated	5,926	37,215
Urban Edge Properties	5,234	78,824
		162,806
Specialized REITs: 0.22%
Safehold Incorporated	575	16,875
Uniti Group Incorporated	5,475	19,436
		36,311
Utilities: 3.27%
Electric utilities: 0.80%
Otter Tail Corporation	1,854	133,989
Gas utilities: 1.28%
Brookfield Infrastructure Corporation Class A	2,538	116,900
New Jersey Resources Corporation	1,821	96,877
		213,777
Independent power & renewable electricity producers: 0.50%
Clearway Energy Incorporated Class A	2,750	82,583
Multi-utilities: 0.57%
Black Hills Corporation	528	33,317
Northwestern Corporation	1,081	62,547
		95,864
Water utilities: 0.12%
York Water Company	456	20,383
Total Common stocks (Cost $14,474,230)		16,363,470

	Expiration date
Rights: 0.00%
Health care: 0.00%
Biotechnology: 0.00%
Aduro Biotech Incorporated ♦†	10-2-2030	4,415	0
OmniAb Incorporated Earnout Shares $12.50 ♦†	11-2-2027	104	0
OmniAb Incorporated Earnout Shares $15.00 ♦†	11-2-2027	104	0
Total Rights (Cost $0)			0

The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Small Cap Fund  |  19

Portfolio of investments—March 31, 2023

		Yield	Shares	Value
Short-term investments: 1.75%
Investment companies: 1.75%
Allspring Government Money Market Fund Select Class ♠∞		4.69%	292,998	$ 292,998
Total Short-term investments (Cost $292,998)				292,998
Total investments in securities (Cost $14,767,228)	99.60%			16,656,468
Other assets and liabilities, net	0.40			66,076
Total net assets	100.00%			$16,722,544

†	Non-income-earning security
♦	The security is fair valued in accordance with Allspring Funds Management's valuation procedures, as the Board-designated valuation designee.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$561,734	$3,980,297	$(4,249,033)	$ 0	$0	$ 292,998	292,998	$ 8,937
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	360,950	2,468,159	(2,829,095)	(14)	0	0	0	3,319 #
				$ (14)	$0	$292,998		$12,256

#	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
Micro E-Mini Russell 2000 Index	35	6-16-2023	$309,679	$317,362	$7,683	$0
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Disciplined Small Cap Fund

Statement of assets and liabilities—March 31, 2023

Assets
Investments in unaffiliated securities, at value (cost $14,474,230)	$ 16,363,470
Investments in affiliated securities, at value (cost $292,998)	292,998
Cash	1,825
Cash at broker segregated for futures contracts	33,640
Receivable from manager	19,747
Receivable for dividends	12,402
Receivable for daily variation margin on open futures contracts	5,838
Receivable for Fund shares sold	966
Receivable for securities lending income, net	3
Prepaid expenses and other assets	22,140
Total assets	16,753,029
Liabilities
Custody and accounting fees payable	14,697
Shareholder report expenses payable	4,578
Shareholder servicing fees payable	3,621
Payable for Fund shares redeemed	2,693
Administration fees payable	2,037
Professional fees payable	1,562
Trustees’ fees and expenses payable	1,110
Accrued expenses and other liabilities	187
Total liabilities	30,485
Total net assets	$16,722,544
Net assets consist of
Paid-in capital	$ 13,818,721
Total distributable earnings	2,903,823
Total net assets	$16,722,544
Computation of net asset value and offering price per share
Net assets – Class A	$ 578,230
Shares outstanding – Class A1	52,663
Net asset value per share – Class A	$10.98
Maximum offering price per share – Class A2	$11.65
Net assets – Class R6	$ 198,281
Shares outstanding – Class R6[1]	18,393
Net asset value per share – Class R6	$10.78
Net assets – Administrator Class	$ 15,054,688
Shares outstanding – Administrator Class[1]	1,387,315
Net asset value per share – Administrator Class	$10.85
Net assets – Institutional Class	$ 891,345
Shares outstanding – Institutional Class[1]	82,512
Net asset value per share – Institutional Class	$10.80
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Small Cap Fund  |  21

Statement of operations—year ended March 31, 2023

Investment income
Dividends (net of foreign withholdings taxes of $1,012)	$ 213,220
Income from affiliated securities	12,040
Interest	911
Total investment income	226,171
Expenses
Management fee	90,758
Administration fees
Class A	1,302
Class R6	63
Administrator Class	21,296
Institutional Class	1,223
Shareholder servicing fees
Class A	1,550
Administrator Class	40,954
Custody and accounting fees	25,151
Professional fees	53,809
Registration fees	61,173
Shareholder report expenses	30,619
Trustees’ fees and expenses	20,174
Other fees and expenses	14,506
Total expenses	362,578
Less: Fee waivers and/or expense reimbursements
Fund-level	(210,840)
Class A	(123)
Class R6	(21)
Administrator Class	(83)
Net expenses	151,511
Net investment income	74,660
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	1,286,922
Affiliated securities	(14)
Futures contracts	(55,512)
Net realized gains on investments	1,231,396
Net change in unrealized gains (losses) on
Unaffiliated securities	(3,101,168)
Futures contracts	(22,422)
Net change in unrealized gains (losses) on investments	(3,123,590)
Net realized and unrealized gains (losses) on investments	(1,892,194)
Net decrease in net assets resulting from operations	$(1,817,534)
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Disciplined Small Cap Fund

Statement of changes in net assets

	Year ended March 31, 2023		Year ended March 31, 2022
Operations
Net investment income		$ 74,660		$ 35,192
Net realized gains on investments		1,231,396		2,783,921
Net change in unrealized gains (losses) on investments		(3,123,590)		(2,322,678)
Net increase (decrease) in net assets resulting from operations		(1,817,534)		496,435
Distributions to shareholders from
Net investment income and net realized gains
Class A		(607)		0
Class R6		(827)		(248)
Administrator Class		(36,866)		(35,284)
Institutional Class		(6,230)		(9,783)
Total distributions to shareholders		(44,530)		(45,315)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	15,260	157,891	36,903	451,068
Class R6	2,502	25,730	8,565	101,266
Administrator Class	90,405	976,883	88,246	1,054,709
Institutional Class	8,916	97,686	11,224	134,580
		1,258,190		1,741,623
Reinvestment of distributions
Class A	56	607	0	0
Class R6	78	827	21	248
Administrator Class	3,445	36,618	2,936	35,233
Institutional Class	590	6,230	817	9,783
		44,282		45,264
Payment for shares redeemed
Class A	(18,692)	(204,318)	(65,850)	(791,179)
Class R6	(4,449)	(44,697)	(1,858)	(22,060)
Administrator Class	(493,159)	(5,220,002)	(402,466)	(4,858,565)
Institutional Class	(28,806)	(301,809)	(57,438)	(686,236)
		(5,770,826)		(6,358,040)
Net decrease in net assets resulting from capital share transactions		(4,468,354)		(4,571,153)
Total decrease in net assets		(6,330,418)		(4,120,033)
Net assets
Beginning of period		23,052,962		27,172,995
End of period		$16,722,544		$23,052,962
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Small Cap Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class A	2023	2022	2021	2020	2019 [1]
Net asset value, beginning of period	$11.82	$11.67	$6.12	$8.39	$23.70
Net investment income (loss)	0.04	0.01 [2]	(0.05) [2]	(0.00) [2,3]	0.02
Net realized and unrealized gains (losses) on investments	(0.86)	0.14	5.60	(2.22)	(3.37)
Total from investment operations	(0.82)	0.15	5.55	(2.22)	(3.35)
Distributions to shareholders from
Net investment income	(0.01)	0.00	0.00	(0.05)	(0.04)
Net realized gains	(0.01)	0.00	0.00	0.00	(11.92)
Total distributions to shareholders	(0.02)	0.00	0.00	(0.05)	(11.96)
Net asset value, end of period	$10.98	$11.82	$11.67	$6.12	$8.39
Total return[4]	(7.01)%	1.29%	90.69%	(26.67)%	(11.52)%
Ratios to average net assets (annualized)
Gross expenses	2.10%	1.74%	1.81%	1.40%	1.14%
Net expenses	0.91%	0.91%	0.93%	0.93%	0.92%
Net investment income (loss)	0.35%	0.05%	(0.53)%	(0.05)%	0.16%
Supplemental data
Portfolio turnover rate	53%	39%	48%	67%	176%
Net assets, end of period (000s omitted)	$578	$662	$991	$102	$34

[1]	For the period from July 31, 2018 (commencement of class operations) to March 31, 2019
[2]	Calculated based upon average shares outstanding
[3]	Amount is more than $(0.005)
[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Disciplined Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.64	$11.45	$6.15	$8.50	$22.63
Net investment income	0.08 [1]	0.06 [1]	0.04 [1]	0.08 [1]	0.06
Net realized and unrealized gains (losses) on investments	(0.89)	0.14	5.51	(2.35)	(2.19)
Total from investment operations	(0.81)	0.20	5.55	(2.27)	(2.13)
Distributions to shareholders from
Net investment income	(0.04)	(0.01)	(0.25)	(0.08)	(0.08)
Net realized gains	(0.01)	0.00	0.00	0.00	(11.92)
Total distributions to shareholders	(0.05)	(0.01)	(0.25)	(0.08)	(12.00)
Net asset value, end of period	$10.78	$11.64	$11.45	$6.15	$8.50
Total return	(6.98)%	1.76%	90.71%	(27.03)%	(6.75)%
Ratios to average net assets (annualized)
Gross expenses	1.67%	1.32%	1.42%	0.89%	0.82%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.64%
Net investment income	0.76%	0.49%	0.51%	0.95%	0.48%
Supplemental data
Portfolio turnover rate	53%	39%	48%	67%	176%
Net assets, end of period (000s omitted)	$198	$236	$155	$141	$4,014

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Small Cap Fund  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.73	$11.59	$6.10	$8.40	$22.53
Net investment income	0.06	0.02	0.02	0.02 [1]	0.03 [1]
Net realized and unrealized gains (losses) on investments	(0.91)	0.14	5.47	(2.27)	(2.21)
Total from investment operations	(0.85)	0.16	5.49	(2.25)	(2.18)
Distributions to shareholders from
Net investment income	(0.02)	(0.02)	(0.00) [2]	(0.05)	(0.03)
Net realized gains	(0.01)	0.00	0.00	0.00	(11.92)
Total distributions to shareholders	(0.03)	(0.02)	(0.00) [2]	(0.05)	(11.95)
Net asset value, end of period	$10.85	$11.73	$11.59	$6.10	$8.40
Total return	(7.28)%	1.37%	90.04%	(26.99)%	(7.01)%
Ratios to average net assets (annualized)
Gross expenses	2.01%	1.67%	1.75%	1.25%	1.13%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.95%
Net investment income	0.40%	0.12%	0.17%	0.27%	0.16%
Supplemental data
Portfolio turnover rate	53%	39%	48%	67%	176%
Net assets, end of period (000s omitted)	$15,055	$20,963	$24,318	$17,049	$49,911

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Disciplined Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.71	$11.60	$6.10	$8.48	$22.61
Net investment income	0.07 [1]	0.04 [1]	0.04 [1]	0.06 [1]	0.07 [1]
Net realized and unrealized gains (losses) on investments	(0.90)	0.16	5.47	(2.28)	(2.22)
Total from investment operations	(0.83)	0.20	5.51	(2.22)	(2.15)
Distributions to shareholders from
Net investment income	(0.07)	(0.09)	(0.01)	(0.16)	(0.06)
Net realized gains	(0.01)	0.00	0.00	0.00	(11.92)
Total distributions to shareholders	(0.08)	(0.09)	(0.01)	(0.16)	(11.98)
Net asset value, end of period	$10.80	$11.71	$11.60	$6.10	$8.48
Total return	(7.09)%	1.68%	90.34%	(26.80)%	(6.79)%
Ratios to average net assets (annualized)
Gross expenses	1.76%	1.42%	1.51%	0.94%	0.89%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.71%
Net investment income	0.65%	0.36%	0.47%	0.69%	0.41%
Supplemental data
Portfolio turnover rate	53%	39%	48%	67%	176%
Net assets, end of period (000s omitted)	$891	$1,192	$1,708	$1,586	$25,658

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Disciplined Small Cap Fund  |  27

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Disciplined Small Cap Fund (the "Fund") which is a diversified series of the Trust.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Investments in Securities Lending Fund were valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the

28  |  Allspring Disciplined Small Cap Fund

Notes to financial statements
collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2023, the aggregate cost of all investments for federal income tax purposes was $14,910,046 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 3,427,313
Gross unrealized losses	(1,673,208)
Net unrealized gains	$ 1,754,105
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Allspring Disciplined Small Cap Fund  |  29

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 420,596	$0	$0	$ 420,596
Consumer discretionary	1,943,412	0	0	1,943,412
Consumer staples	661,462	0	0	661,462
Energy	1,100,525	0	0	1,100,525
Financials	2,503,353	0	0	2,503,353
Health care	2,653,383	0	0	2,653,383
Industrials	2,791,855	0	0	2,791,855
Information technology	2,205,177	0	0	2,205,177
Materials	665,336	0	0	665,336
Real estate	871,775	0	0	871,775
Utilities	546,596	0	0	546,596
Rights
Health care	0	0	0	0
Short-term investments
Investment companies	292,998	0	0	292,998
	16,656,468	0	0	16,656,468
Futures contracts	7,683	0	0	7,683
Total assets	$16,664,151	$0	$0	$16,664,151
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended March 31, 2023, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment

30  |  Allspring Disciplined Small Cap Fund

Notes to financial statements
management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.500%
Next $4 billion	0.475
Next $5 billion	0.440
Over $10 billion	0.430
For the year ended March 31, 2023, the management fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of March 31, 2023, the contractual expense caps are as follows:
Expense ratio caps
Class A	0.93%
Class R6	0.50
Administrator Class	0.85
Institutional Class	0.60

Allspring Disciplined Small Cap Fund  |  31

Notes to financial statements
Sales charges
Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), an affiliate of Allspring Funds Management, the principal underwriter, is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A shares for the year ended March 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2023 were $9,386,713 and $13,346,555, respectively.
6. DERIVATIVE TRANSACTIONS
During the year ended March 31, 2023, the Fund entered into futures contracts for economic hedging purposes. The Fund had an average notional amount of $389,749 in long futures contracts during the year ended March 31, 2023.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended March 31, 2023, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:
	Year ended March 31
	2023	2022
Ordinary income	$35,189	$45,315
Long-term capital gain	9,341	0
As of March 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$92,605	$1,057,113	$1,754,105
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational

32  |  Allspring Disciplined Small Cap Fund

Notes to financial statements
documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Allspring Disciplined Small Cap Fund  |  33

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Disciplined Small Cap Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
May 25, 2023

34  |  Allspring Disciplined Small Cap Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2023.
Pursuant to Section 852 of the Internal Revenue Code, $9,341 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $35,189 of income dividends paid during the fiscal year ended March 31, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended March 31, 2023, $3,740 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Disciplined Small Cap Fund  |  35

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

36  |  Allspring Disciplined Small Cap Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Disciplined Small Cap Fund  |  37

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

38  |  Allspring Disciplined Small Cap Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-04052023-oupsjjdq 05-23
AR4335 03-23

Annual Report
March 31, 2023
Allspring
Discovery Small Cap Growth Fund

The views expressed and any forward-looking statements are as of March 31, 2023, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Discovery Small Cap Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Discovery Small Cap Growth Fund for the 12-month period that ended March 31, 2023. Globally, stocks and bonds experienced heightened volatility and poor performance through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns, which were removed in December.
For the 12-month period, stocks and bonds––both domestic U.S. and global––suffered broad losses. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -7.73%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -5.07%, while the MSCI EM Index (Net) (USD)3 had weaker performance, with a decline of 10.70%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -4.78%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 10.72%, the Bloomberg Municipal Bond Index6 gained 0.26%, and the ICE BofA U.S. High Yield Index7 fell 3.50%.
High inflation and central bank rate hikes rocked markets.
In April 2022, market headwinds created by Russia’s invasion of Ukraine in February continued, with broad and deep losses as both the S&P 500 and MSCI ACWI (Net)8 fell 8% or more for the month and commodity shortages added to global inflation. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. The ensuing global ripple effect compounded existing supply shortages. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Federal Reserve (Fed) monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales increased for the fourth consecutive month in April—a sign of consumer resilience.
“ In April 2022, market headwinds created by Russia’s invasion of Ukraine in February continued, with broad and deep losses as both the S&P 500 Index and MSCI All Country World Index fell 8% or more for the month and commodity shortages added to global inflation.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
[8]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

2  |  Allspring Discovery Small Cap Growth Fund

Letter to shareholders (unaudited)
In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilient U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act.  Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September as all asset classes suffered major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year winded down.
“ In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation.”

[1]	The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Discovery Small Cap Growth Fund  |  3

Letter to shareholders (unaudited)
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains––employers added more than 500,000 jobs––and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Financial markets declined in February as investors responded unfavorably to resilient economic data. The takeaway: Central banks will likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate has not been falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The sudden banking industry uncertainty led some clients of regional banks to transfer deposits to a handful of U.S. banking giants while bank shareholders sold stock. The banking industry turmoil could make the job of central banks more challenging as they weigh inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. The U.S. labor market remained resilient. The euro-area composite Purchasing Managers’ Index1 rose to 53.70, indicating expansion, for March. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The Purchasing Managers' Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.

4  |  Allspring Discovery Small Cap Growth Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith, CFA, Christopher J. Warner, CFA
Average annual total returns (%) as of March 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EGWAX)	6-5-1995	-22.30	5.82	8.19	-17.58	7.07	8.83	1.44	1.23
Class C (EGWCX)	7-30-2010	-19.25	6.30	8.20	-18.25	6.30	8.20	2.19	1.98
Class R6 (EGWRX)[3]	5-29-2020	–	–	–	-17.28	7.48	9.23	1.01	0.80
Administrator Class (EGWDX)	7-30-2010	–	–	–	-17.39	7.45	9.12	1.36	1.15
Institutional Class (EGRYX)	11-19-1997	–	–	–	-17.37	7.42	9.20	1.11	0.90
Russell 2000® Growth Index[4]	–	–	–	–	-10.60	4.26	8.49	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through July 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.23% for Class A, 1.98% for Class C, 0.80% for Class R6, 1.15% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Discovery Small Cap Growth Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of March 31, 20231
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Discovery Small Cap Growth Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended March 31, 2023.
■	Select holdings within the materials, health care, and information technology (IT) sectors detracted from performance.
■	Security selection within the consumer discretionary and industrials sectors contributed to the Fund’s performance.
Inflation and monetary policy dominated market sentiment.
Over the past year, a continual stream of macro headlines created high volatility for investors. Market sentiment fluctuated as investors grappled with high inflation, tightening Federal Reserve (Fed) policy, supply chain disruptions, and the war in Ukraine. Amid this uncertainty, the dominant storyline was persistently high inflation as the headline year-over-year U.S. Consumer Price Index* reached the highest levels in more than 40 years. In response, the Fed monetary policy became hawkish and materially tightened financial conditions. The markets reacted swiftly and sharply. Volatility spiked over renewed concerns that the Fed may overshoot a soft landing, driving the economy into a recession. As a result, rising discount rates pressured valuations of long-duration growth stocks—those businesses with superior revenue growth projected years into the future. Additionally, investors rotated out of IT and e-commerce stocks due to concerns that a recession would reduce IT and consumer spending. For many companies with disruptive technologies, a disconnection emerged between stock prices and underlying fundamentals. By March 2023, multiple regional banks collapsed as depositors sought higher rates elsewhere. With the strain of the high rates beginning to weigh on the economy, investors shifted their focus to companies that exhibited profitability and resilient financial results.
Stock selection within the materials and IT sectors weighed on the Fund’s performance.
Within IT, BILL Holdings, Inc. (BILL), provides cloud-based software that enables small and medium-size businesses (SMBs) to digitize back-office functions. In return, BILL receives subscription fees and a portion of each transaction processed by its customers. This transactional revenue exposes BILL to the cyclicality of the underlying SMBs, which adversely affected BILL as economic concerns led many customers to reduce advertising and discretionary spending. Additionally, BILL’s new client growth slowed for the first time since becoming a public company. We are closely monitoring fundamentals. However, we believe BILL is still positioned to deliver superior growth for investors over time.
A detractor in materials, Ranpak Holdings Corp. (PACK) provides environmentally sustainable packaging materials for the e-commerce industry. Overall demand continues to grow for Ranpak products, but concerns over slowing e-commerce growth weighed on the share price. Additionally, the spike in energy costs and tight labor markets led Ranpak’s management team to reduce the company’s growth outlook. While we hold conviction in the adoption of environmentally sustainable solutions for e-commerce, near-term volatility may continue if profit margins remain compressed. We are closely monitoring fundamentals.
Ten largest holdings (%) as of March 31, 2023[1]
Casella Waste Systems Incorporated Class A	2.81
HealthEquity Incorporated	2.73
WNS Holdings Limited ADR	2.63
Wingstop Incorporated	2.59
Rexford Industrial Realty Incorporated	2.57
Tetra Tech Incorporated	2.44
Novanta Incorporated	2.39
Saia Incorporated	2.24
Keywords Studios plc	2.04
MGP Ingredients Incorporated	2.02
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Holdings within the consumer discretionary and industrials sectors contributed to the Fund’s performance.
A contributor within consumer discretionary, Wingstop, Inc. (WING), operates a global casual restaurant chain specializing in chicken wings and sauces. During the year, Wingstop reported strong same-store sales growth and expanding profit margins. With the vast majority of its restaurants owned by franchisees, Wingstop enjoys superior profitability compared with competitors. Over the past year, the company opened more than 200 locations, launched new menu items, joined Uber Eats, and increased advertising

*	The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

8  |  Allspring Discovery Small Cap Growth Fund

Performance highlights (unaudited)
campaigns. With exceptional unit economics, Wingstop is well positioned for superior growth within the vast and highly fragmented restaurant industry.
Axon Enterprise, Inc. (AXON), a contributor within industrials, manufactures cameras, software, and devices for law enforcement. By providing smart devices that back up to the cloud, Axon is using technology to improve the safety and transparency of law enforcement. Previously, Axon operated under a legacy “bill and ship” model, where hardware sales were large but infrequent. This led to lumpy and less predictable financial results. Over time, the company shifted to a subscription model for both hardware and software, creating a steady stream of revenue. During the year, Axon reported strong growth across most segments and improved margins within software. Additionally, the company is on track to release upgraded hardware, which typically leads to an upgrade cycle from customers. With a growing international client base and expanding product lineup, Axon is poised for strong future results.
Sector allocation as of March 31, 2023[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
The growth of a business remains our north star.
As fundamentals become a key return driver later in the business cycle, we see opportunity for growth stocks relative to cyclical businesses with greater exposure to the weakening economy. Estimates for S&P 500 Index* earnings growth in 2023 have begun to decline, which is an indication that policy tightening is starting to flow through to the real economy. As growth expectations compress downward, companies that can grow organically through a rough economic patch are harder to find. We believe this is a rather compelling case for investing in growth equities. Relative valuations of growth stocks compared with the broad market are near their long-term average and, in our view, have likely completed the bulk of their de-rating in this cycle.
Despite our bullishness for growth stocks, the range of outcomes for the economy remains very wide in 2023. Events from the past quarter—easing inflation, the banking crisis, shifting rate expectations—have created tailwinds for our investing style, but it is still important to be mindful of risks. As a result, we remain selective and favor companies with durable fundamentals and a higher certainty of meeting expectations. Furthermore, we have diligently continued to adjust portfolio construction. Exposure to idiosyncratic and resilient “core” growth holdings has increased while we maintain a balanced exposure to higher-growth “developing situations.”
Over the long term, we believe the growth of an underlying business is the dominant driver of equity returns and is the guiding principle of our investment philosophy. Therefore, we are of the opinion that the fundamental growth of our portfolios will be unlocked and reward the patience of our shareholders with strong future performance.

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

Allspring Discovery Small Cap Growth Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2022 to March 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2022	Ending account value 3-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,080.93	$ 6.38	1.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$ 6.19	1.23%
Class C
Actual	$1,000.00	$1,077.14	$10.25	1.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.06	$ 9.95	1.98%
Class R6
Actual	$1,000.00	$1,083.27	$ 4.16	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.94	$ 4.03	0.80%
Administrator Class
Actual	$1,000.00	$1,081.29	$ 5.97	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$ 5.79	1.15%
Institutional Class
Actual	$1,000.00	$1,082.82	$ 4.67	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$ 4.53	0.90%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Discovery Small Cap Growth Fund

Portfolio of investments—March 31, 2023

	Shares	Value
Common stocks: 96.79%
Communication services: 2.09%
Interactive media & services: 2.09%
Bumble Incorporated Class A †	36,016	$ 704,113
IAC/InterActiveCorp †	31,869	1,644,440
		2,348,553
Consumer discretionary: 8.73%
Broadline retail: 1.11%
Global-E Online Limited †	38,887	1,253,328
Hotels, restaurants & leisure: 4.41%
Papa John's International Incorporated	27,291	2,044,915
Wingstop Incorporated	15,870	2,913,415
		4,958,330
Leisure products: 3.21%
Callaway Golf Company †	61,853	1,337,262
Games Workshop Group plc	19,033	2,267,036
		3,604,298
Consumer staples: 5.23%
Beverages: 2.02%
MGP Ingredients Incorporated	23,527	2,275,531
Personal care products: 3.21%
Bellring Brands Incorporated †	61,299	2,084,166
Coty Incorporated Class A †	126,427	1,524,710
		3,608,876
Financials: 3.47%
Capital markets: 1.72%
Morningstar Incorporated	6,866	1,394,004
Open Lending Corporation Class A †	76,108	535,800
		1,929,804
Financial services: 1.75%
Shift4 Payments Incorporated Class A †	25,991	1,970,118
Health care: 25.99%
Biotechnology: 4.63%
Apellis Pharmaceuticals Incorporated †	10,628	701,023
Ascendis Pharma AS ADR †	8,224	881,777
CRISPR Therapeutics AG †	7,430	336,059
Geron Corporation †	110,093	238,902
Halozyme Therapeutics Incorporated †	33,263	1,270,314
Mirati Therapeutics Incorporated †	5,700	211,926
Natera Incorporated †	14,903	827,415
TG Therapeutics Incorporated †	31,635	475,790
Zentalis Pharmaceuticals Incorporated †	15,363	264,244
		5,207,450
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Small Cap Growth Fund  |  11

Portfolio of investments—March 31, 2023

	Shares	Value
Health care equipment & supplies: 13.31%
Axonics Incorporated †	16,722	$ 912,352
Establishment Labs Holdings Incorporated †	8,059	545,917
ICU Medical Incorporated †	7,352	1,212,786
Inari Medical Incorporated †	18,252	1,126,878
Inspire Medical Systems Incorporated †	8,090	1,893,626
iRhythm Technologies Incorporated †	15,836	1,964,139
Lantheus Holdings Incorporated †	21,964	1,813,348
Shockwave Medical Incorporated †	6,171	1,338,058
TransMedics Group Incorporated †	14,204	1,075,669
Treace Medical Concepts Incorporated †	69,784	1,757,859
UFP Technologies Incorporated †	10,214	1,326,186
		14,966,818
Health care providers & services: 4.60%
HealthEquity Incorporated †	52,394	3,076,048
Option Care Health Incorporated †	66,214	2,103,619
		5,179,667
Life sciences tools & services: 3.08%
Azenta Incorporated †	20,996	936,842
MaxCyte Incorporated †	152,850	756,608
Stevanato Group SpA	68,203	1,766,458
		3,459,908
Pharmaceuticals: 0.37%
Arvinas Incorporated †	15,422	421,329
Industrials: 22.26%
Aerospace & defense: 1.25%
Axon Enterprise Incorporated †	6,280	1,412,058
Building products: 1.80%
Advanced Drainage Systems Incorporated	12,566	1,058,183
Trex Company Incorporated †	19,779	962,644
		2,020,827
Commercial services & supplies: 5.25%
Casella Waste Systems Incorporated Class A †	38,226	3,159,761
Tetra Tech Incorporated	18,715	2,749,421
		5,909,182
Electrical equipment: 2.32%
Allied Motion Technologies	40,131	1,551,063
Shoals Technologies Group Class A †	46,524	1,060,282
		2,611,345
Ground transportation: 2.24%
Saia Incorporated †	9,258	2,518,917
Machinery: 1.61%
RBC Bearings Incorporated †	7,770	1,808,312
Professional services: 5.59%
FTI Consulting Incorporated †	8,117	1,601,890
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Discovery Small Cap Growth Fund

Portfolio of investments—March 31, 2023

	Shares	Value
Professional services (continued)
ICF International Incorporated	15,757	$ 1,728,543
WNS Holdings Limited ADR †	31,705	2,953,955
		6,284,388
Trading companies & distributors: 2.20%
SiteOne Landscape Supply Incorporated †	14,564	1,993,375
Xometry Incorporated Class A †	32,022	479,369
		2,472,744
Information technology: 23.39%
Electronic equipment, instruments & components: 5.66%
Littelfuse Incorporated	8,024	2,151,154
Nayax Limited †	41,887	711,038
Nlight Incorporated †	80,042	814,828
Novanta Incorporated †	16,879	2,685,280
		6,362,300
IT services: 4.04%
Endava plc ADR †	18,328	1,231,275
Keywords Studios plc	67,498	2,296,462
StoneCo Limited Class A †	106,905	1,019,874
		4,547,611
Semiconductors & semiconductor equipment: 4.63%
Impinj Incorporated †	14,340	1,943,357
Indie Semiconductor Incorporated †	92,903	980,127
Lattice Semiconductor Corporation †	12,295	1,174,173
Sitime Corporation †	7,806	1,110,247
		5,207,904
Software: 9.06%
BILL Holdings Incorporated †	11,535	935,950
CCC Intelligent Solutions †	98,527	883,787
Clearwater Analytics Holdings Incorporated Class A †	51,891	828,180
CS Disco Incorporated †	45,033	299,019
Gitlab Incorporated Class A †	21,182	726,331
Jamf Holding Corporation †	43,695	848,557
Olo Incorporated Class A †	133,153	1,086,528
Pagerduty Incorporated †	34,391	1,202,997
Sprout Social Incorporated Class A †	26,458	1,610,763
Workiva Incorporated †	17,333	1,775,073
		10,197,185
Materials: 2.13%
Chemicals: 0.29%
Aspen Aerogels Incorporated †	44,285	329,923
Containers & packaging: 0.68%
Ranpak Holdings Corporation †	146,299	763,681
Metals & mining: 1.16%
Allegheny Technologies Incorporated †	32,963	1,300,720
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Small Cap Growth Fund  |  13

Portfolio of investments—March 31, 2023

	Shares	Value
Real estate: 3.50%
Industrial REITs: 2.57%
Rexford Industrial Realty Incorporated	48,473	$ 2,891,414
Real estate management & development: 0.93%
DigitalBridge Group Incorporated	87,159	1,045,036
Total Common stocks (Cost $102,338,344)		108,867,557

		Yield
Short-term investments: 3.45%
Investment companies: 3.45%
Allspring Government Money Market Fund Select Class ♠∞		4.69%	3,883,609	3,883,609
Total Short-term investments (Cost $3,883,609)				3,883,609
Total investments in securities (Cost $106,221,953)	100.24%			112,751,166
Other assets and liabilities, net	(0.24)			(266,210)
Total net assets	100.00%			$112,484,956

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$1,852,545	$35,924,199	$(33,893,135)	$ 0	$0	$ 3,883,609	3,883,609	$ 109,845
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	5,055,425	39,409,635	(44,464,947)	(113)	0	0	0	82,288 #
				$ (113)	$0	$3,883,609		$192,133

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Discovery Small Cap Growth Fund

Statement of assets and liabilities—March 31, 2023

Assets
Investments in unaffiliated securities, at value (cost $102,338,344)	$ 108,867,557
Investments in affiliated securities, at value (cost $3,883,609)	3,883,609
Cash	15
Foreign currency, at value (cost $376)	350
Receivable for dividends	39,761
Receivable for Fund shares sold	21,900
Prepaid expenses and other assets	61,494
Total assets	112,874,686
Liabilities
Payable for investments purchased	157,560
Payable for Fund shares redeemed	119,083
Management fee payable	64,828
Administration fees payable	18,126
Trustees’ fees and expenses payable	1,537
Distribution fee payable	303
Accrued expenses and other liabilities	28,293
Total liabilities	389,730
Total net assets	$112,484,956
Net assets consist of
Paid-in capital	$ 127,284,008
Total distributable loss	(14,799,052)
Total net assets	$112,484,956
Computation of net asset value and offering price per share
Net assets – Class A	$ 73,660,357
Shares outstanding – Class A1	6,526,421
Net asset value per share – Class A	$11.29
Maximum offering price per share – Class A2	$11.98
Net assets – Class C	$ 433,252
Shares outstanding – Class C1	48,797
Net asset value per share – Class C	$8.88
Net assets – Class R6	$ 1,611,677
Shares outstanding – Class R6[1]	109,250
Net asset value per share – Class R6	$14.75
Net assets – Administrator Class	$ 351,794
Shares outstanding – Administrator Class[1]	24,839
Net asset value per share – Administrator Class	$14.16
Net assets – Institutional Class	$ 36,427,876
Shares outstanding – Institutional Class[1]	2,477,514
Net asset value per share – Institutional Class	$14.70
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Small Cap Growth Fund  |  15

Statement of operations—year ended March 31, 2023

Investment income
Dividends (net of foreign withholdings taxes of $2,609)	$ 277,529
Income from affiliated securities	125,751
Total investment income	403,280
Expenses
Management fee	961,831
Administration fees
Class A	163,603
Class C	1,068
Class R6	609
Administrator Class	468
Institutional Class	42,056
Shareholder servicing fees
Class A	194,766
Class C	1,197
Administrator Class	900
Distribution fee
Class C	3,495
Custody and accounting fees	23,332
Professional fees	57,261
Registration fees	69,994
Shareholder report expenses	46,958
Trustees’ fees and expenses	20,175
Other fees and expenses	11,248
Total expenses	1,598,961
Less: Fee waivers and/or expense reimbursements
Fund-level	(318,951)
Class A	(890)
Class R6	(202)
Net expenses	1,278,918
Net investment loss	(875,638)
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(20,669,751)
Affiliated securities	(113)
Net realized losses on investments	(20,669,864)
Net change in unrealized gains (losses) on investments	(2,931,845)
Net realized and unrealized gains (losses) on investments	(23,601,709)
Net decrease in net assets resulting from operations	$(24,477,347)
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Discovery Small Cap Growth Fund

Statement of changes in net assets

	Year ended March 31, 2023		Year ended March 31, 2022
Operations
Net investment loss		$ (875,638)		$ (1,646,546)
Net realized gains (losses) on investments		(20,669,864)		19,377,472
Net change in unrealized gains (losses) on investments		(2,931,845)		(48,630,162)
Net decrease in net assets resulting from operations		(24,477,347)		(30,899,236)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(5,519,827)		(20,423,584)
Class C		(45,155)		(219,886)
Class R6		(108,808)		(261,203)
Administrator Class		(20,581)		(73,953)
Institutional Class		(1,746,787)		(5,596,005)
Total distributions to shareholders		(7,441,158)		(26,574,631)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	171,589	1,959,895	332,425	6,683,479
Class C	3,700	35,148	9,338	159,600
Class R6	97,894	1,465,007	101,634	2,520,991
Administrator Class	5,272	76,430	19,749	478,478
Institutional Class	981,253	14,156,439	1,426,944	36,296,515
		17,692,919		46,139,063
Reinvestment of distributions
Class A	500,006	5,395,069	1,111,624	20,009,223
Class C	5,306	45,155	15,071	219,886
Class R6	7,722	108,808	11,367	261,203
Administrator Class	1,465	19,840	3,223	71,474
Institutional Class	124,264	1,744,660	243,402	5,583,641
		7,313,532		26,145,427
Payment for shares redeemed
Class A	(970,262)	(11,385,102)	(833,733)	(16,092,697)
Class C	(26,378)	(253,923)	(45,052)	(778,561)
Class R6	(110,816)	(1,602,419)	(15,802)	(375,226)
Administrator Class	(9,494)	(148,800)	(10,679)	(239,024)
Institutional Class	(581,429)	(8,777,481)	(452,264)	(10,422,365)
		(22,167,725)		(27,907,873)
Net increase in net assets resulting from capital share transactions		2,838,726		44,376,617
Total decrease in net assets		(29,079,779)		(13,097,250)
Net assets
Beginning of period		141,564,735		154,661,985
End of period		$112,484,956		$141,564,735
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Small Cap Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$14.82	$21.39	$11.00	$13.28	$15.32
Net investment loss	(0.10) [1]	(0.21) [1]	(0.18) [1]	(0.10) [1]	(0.11) [1]
Net realized and unrealized gains (losses) on investments	(2.55)	(2.94)	11.09	(1.27)	2.17
Total from investment operations	(2.65)	(3.15)	10.91	(1.37)	2.06
Distributions to shareholders from
Net realized gains	(0.88)	(3.42)	(0.52)	(0.91)	(4.10)
Net asset value, end of period	$11.29	$14.82	$21.39	$11.00	$13.28
Total return[2]	(17.58)%	(17.57)%	99.31%	(11.52)%	17.46%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.44%	1.47%	1.52%	1.51%
Net expenses	1.23%	1.23%	1.23%	1.23%	1.23%
Net investment loss	(0.88)%	(1.03)%	(0.99)%	(0.74)%	(0.74)%
Supplemental data
Portfolio turnover rate	44%	55%	55%	63%	155%
Net assets, end of period (000s omitted)	$73,660	$101,163	$132,937	$66,472	$86,006

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Discovery Small Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$11.99	$18.08	$9.39	$11.55	$13.94
Net investment loss	(0.15) [1]	(0.31) [1]	(0.28) [1]	(0.18) [1]	(0.20) [1]
Payment from affiliate	0.00	0.00	0.01	0.00	0.00
Net realized and unrealized gains (losses) on investments	(2.08)	(2.36)	9.48	(1.07)	1.91
Total from investment operations	(2.23)	(2.67)	9.21	(1.25)	1.71
Distributions to shareholders from
Net realized gains	(0.88)	(3.42)	(0.52)	(0.91)	(4.10)
Net asset value, end of period	$8.88	$11.99	$18.08	$9.39	$11.55
Total return[2]	(18.25)%	(18.16)%	98.22% [3]	(12.30)%	16.69%
Ratios to average net assets (annualized)
Gross expenses	2.18%	2.18%	2.20%	2.26%	2.26%
Net expenses	1.97%	1.98%	1.98%	1.98%	1.98%
Net investment loss	(1.62)%	(1.79)%	(1.74)%	(1.49)%	(1.48)%
Supplemental data
Portfolio turnover rate	44%	55%	55%	63%	155%
Net assets, end of period (000s omitted)	$433	$793	$1,569	$395	$349

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended March 31, 2021, the Fund received a payment from an affiliate which had an impact of 0.09% on the total return.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Small Cap Growth Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class R6	2023	2022	2021 [1]
Net asset value, beginning of period	$18.95	$26.29	$17.87
Net investment loss	(0.07) [2]	(0.14) [2]	(0.11) [2]
Net realized and unrealized gains (losses) on investments	(3.25)	(3.78)	9.05
Total from investment operations	(3.32)	(3.92)	8.94
Distributions to shareholders from
Net realized gains	(0.88)	(3.42)	(0.52)
Net asset value, end of period	$14.75	$18.95	$26.29
Total return[3]	(17.28)%	(17.21)%	50.11%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.02%	1.03%
Net expenses	0.80%	0.80%	0.80%
Net investment loss	(0.45)%	(0.58)%	(0.54)%
Supplemental data
Portfolio turnover rate	44%	55%	55%
Net assets, end of period (000s omitted)	$1,612	$2,169	$454

[1]	For the period from May 29, 2020 (commencement of class operations) to March 31, 2021
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Discovery Small Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$18.26	$25.54	$12.91	$15.43	$17.14
Net investment loss	(0.12) [1]	(0.22) [1]	(0.20) [1]	(0.11) [1]	(0.11) [1]
Payment from affiliate	0.00	0.00	0.11	0.00	0.00
Net realized and unrealized gains (losses) on investments	(3.10)	(3.64)	13.24	(1.50)	2.50
Total from investment operations	(3.22)	(3.86)	13.15	(1.61)	2.39
Distributions to shareholders from
Net realized gains	(0.88)	(3.42)	(0.52)	(0.91)	(4.10)
Net asset value, end of period	$14.16	$18.26	$25.54	$12.91	$15.43
Total return	(17.39)% [2]	(17.49)%	101.97% [3]	(11.52)%	17.59%
Ratios to average net assets (annualized)
Gross expenses	1.43%	1.37%	1.39%	1.44%	1.43%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment loss	(0.79)%	(0.95)%	(0.90)%	(0.66)%	(0.62)%
Supplemental data
Portfolio turnover rate	44%	55%	55%	63%	155%
Net assets, end of period (000s omitted)	$352	$504	$391	$93	$104

[1]	Calculated based upon average shares outstanding
[2]	During the year ended March 31, 2023, the Fund received payments from a service provider which had a 0.18% impact on the total return.
[3]	During the year ended March 31, 2021, the Fund received a payment from an affiliate which had an impact of 0.89% on the total return.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Small Cap Growth Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$18.91	$26.26	$13.39	$15.94	$17.53
Net investment loss	(0.08) [1]	(0.17) [1]	(0.15) [1]	(0.07) [1]	(0.07) [1]
Net realized and unrealized gains (losses) on investments	(3.25)	(3.76)	13.54	(1.57)	2.58
Total from investment operations	(3.33)	(3.93)	13.39	(1.64)	2.51
Distributions to shareholders from
Net realized gains	(0.88)	(3.42)	(0.52)	(0.91)	(4.10)
Net asset value, end of period	$14.70	$18.91	$26.26	$13.39	$15.94
Total return	(17.37)%	(17.27)%	100.11%	(11.29)%	17.85%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.12%	1.14%	1.19%	1.18%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment loss	(0.53)%	(0.69)%	(0.66)%	(0.41)%	(0.41)%
Supplemental data
Portfolio turnover rate	44%	55%	55%	63%	155%
Net assets, end of period (000s omitted)	$36,428	$36,936	$19,311	$7,980	$9,695

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Discovery Small Cap Growth Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Discovery Small Cap Growth Fund (the "Fund") which is a diversified series of the Trust.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee established by Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2023, such fair value pricing was used in pricing certain foreign securities.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

Allspring Discovery Small Cap Growth Fund  |  23

Notes to financial statements
The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Investments in Securities Lending Fund were valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

24  |  Allspring Discovery Small Cap Growth Fund

Notes to financial statements
As of March 31, 2023, the aggregate cost of all investments for federal income tax purposes was $107,178,150 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 27,839,926
Gross unrealized losses	(22,266,910)
Net unrealized gains	$ 5,573,016
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating loss. At March 31, 2023, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable loss
$(971,705)	$971,705
As of March 31, 2023, the Fund had capital loss carryforwards which consisted of $7,261,788 in short-term capital losses and $12,910,097 in long-term capital losses.
As of March 31, 2023, the Fund had a qualified late-year ordinary loss of $192,067 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Discovery Small Cap Growth Fund  |  25

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 2,348,553	$ 0	$0	$ 2,348,553
Consumer discretionary	7,548,920	2,267,036	0	9,815,956
Consumer staples	5,884,407	0	0	5,884,407
Financials	3,899,922	0	0	3,899,922
Health care	29,235,172	0	0	29,235,172
Industrials	25,037,773	0	0	25,037,773
Information technology	25,603,962	711,038	0	26,315,000
Materials	2,394,324	0	0	2,394,324
Real estate	3,936,450	0	0	3,936,450
Short-term investments
Investment companies	3,883,609	0	0	3,883,609
Total assets	$109,773,092	$2,978,074	$0	$112,751,166
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended March 31, 2023, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.850%
Next $500 million	0.825
Next $1 billion	0.800
Next $1 billion	0.775
Next $1 billion	0.750
Next $1 billion	0.730
Next $5 billion	0.720
Over $10 billion	0.710
For the year ended March 31, 2023, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

26  |  Allspring Discovery Small Cap Growth Fund

Notes to financial statements
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of March 31, 2023, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.23%
Class C	1.98
Class R6	0.80
Administrator Class	1.15
Institutional Class	0.90
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2023, Allspring Funds Distributor received $215 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Allspring Discovery Small Cap Growth Fund  |  27

Notes to financial statements
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2023 were $48,507,086 and $55,397,113, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended March 31, 2023, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:
	Year ended March 31
	2023	2022
Ordinary income	$ 0	$ 3,018,902
Long-term capital gain	7,441,158	23,555,729
As of March 31, 2023, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Late-year ordinary losses deferred	Capital loss carryforward
$5,572,962	$(192,067)	$(20,171,885)
8. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the health care and information technology sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28  |  Allspring Discovery Small Cap Growth Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Discovery Small Cap Growth Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
May 25, 2023

Allspring Discovery Small Cap Growth Fund  |  29

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $7,441,158 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2023.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Allspring Discovery Small Cap Growth Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Discovery Small Cap Growth Fund  |  31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Allspring Discovery Small Cap Growth Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Discovery Small Cap Growth Fund  |  33

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-04052023-vkqbepda 05-23
AR4308 03-23

Annual Report
March 31, 2023
Allspring Small Cap Fund

The views expressed and any forward-looking statements are as of March 31, 2023, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Small Cap Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Small Cap Fund for the 12-month period that ended March 31, 2023. Globally, stocks and bonds experienced heightened volatility and poor performance through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns, which were removed in December.
For the 12-month period, stocks and bonds––both domestic U.S. and global––suffered broad losses. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -7.73%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -5.07%, while the MSCI EM Index (Net) (USD)3 had weaker performance, with a decline of 10.70%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -4.78%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 10.72%, the Bloomberg Municipal Bond Index6 gained 0.26%, and the ICE BofA U.S. High Yield Index7 fell 3.50%.
High inflation and central bank rate hikes rocked markets.
In April 2022, market headwinds created by Russia’s invasion of Ukraine in February continued, with broad and deep losses as both the S&P 500 and MSCI ACWI (Net)8 fell 8% or more for the month and commodity shortages added to global inflation. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. The ensuing global ripple effect compounded existing supply shortages. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Federal Reserve (Fed) monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales increased for the fourth consecutive month in April—a sign of consumer resilience.
“ In April 2022, market headwinds created by Russia’s invasion of Ukraine in February continued, with broad and deep losses as both the S&P 500 Index and MSCI All Country World Index fell 8% or more for the month and commodity shortages added to global inflation.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
[8]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

2  |  Allspring Small Cap Fund

Letter to shareholders (unaudited)
In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilient U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act.  Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September as all asset classes suffered major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year winded down.
“ In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation.”

[1]	The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Small Cap Fund  |  3

Letter to shareholders (unaudited)
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains––employers added more than 500,000 jobs––and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Financial markets declined in February as investors responded unfavorably to resilient economic data. The takeaway: Central banks will likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate has not been falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The sudden banking industry uncertainty led some clients of regional banks to transfer deposits to a handful of U.S. banking giants while bank shareholders sold stock. The banking industry turmoil could make the job of central banks more challenging as they weigh inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. The U.S. labor market remained resilient. The euro-area composite Purchasing Managers’ Index1 rose to 53.70, indicating expansion, for March. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The Purchasing Managers' Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.

4  |  Allspring Small Cap Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher G. Miller, CFA, Theran Motl, CFA
Average annual total returns (%) as of March 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFSMX)	3-31-2008	-13.87	1.98	6.02	-8.62	3.19	6.65	1.67	1.23
Class C (WSCDX)	3-31-2008	-10.36	2.40	6.01	-9.36	2.40	6.01	2.42	1.98
Class R6 (WFSJX)[3]	5-29-2020	–	–	–	-8.27	3.62	7.07	1.24	0.80
Administrator Class (WFSDX)	4-8-2005	–	–	–	-8.56	3.30	6.81	1.59	1.15
Institutional Class (WFSSX)	4-8-2005	–	–	–	-8.33	3.53	7.03	1.34	0.90
Russell 2000® Index[4]	–	–	–	–	-11.61	4.71	8.04	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through July 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.23% for Class A, 1.98% for Class C, 0.80% for Class R6, 1.15% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Small Cap Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of March 31, 20231
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Small Cap Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Russell 2000® Index, for the 12-month period that ended March 31, 2023.
■	Stocks within the consumer staples, industrials, and materials sectors served as contributors during the period.
■	Consumer discretionary and health care were relative detractors during the period.
Frenetic markets prevailed throughout the period.
Equity markets fell sharply over the trailing 12 months, as sustained inflation, an unprecedented Federal Reserve (Fed) interest-rate-hiking cycle, constricting liquidity conditions, and the unwinding of COVID-19-era economic distortions pervaded investor sentiment. Late in the period, new worries surrounding the asset and liability duration mismatch of Silicon Valley Bank and many of its peers sent regional banks into a tailspin. This caused a flight to safety into money market funds and U.S. Treasuries as well as an acute style shift out of small-cap financials into mega-cap growth stocks.
Large- and mega-cap stocks have been dominant for more than a decade. As a result, small-cap stocks are trading at multi-decade relative-low valuations. We believe this dynamic is an attractive set-up for small-cap core style on a prospective basis. While we fully acknowledge that the path forward will not be linear, we feel that valuation-centric active management will be a critical component going forward.
The consumer staples, industrials, and materials sectors aided relative performance.
Within the consumer staples sector, e.l.f Beauty Inc.,* a cosmetics beauty company, rose sharply after delivering strong earnings results buoyed by robust demand from new customers. Offering quality products at attractive price points has enabled it to gain market share from legacy prestige brand competitors. Elsewhere within the Fund, Atkore, Inc., which manufactures framing and infrastructure components to support electrical systems, performed well after generating better-than-expected pricing and volume growth. We remain attracted to its business model and propensity to exceed earnings projections via pricing power and a favorable market position.
Consumer discretionary and health care detracted.
Within consumer discretionary, National Vision Holdings, Inc., one of the largest optical retailers in the U.S., careened lower as cyclical pressures weighed on its lower-end customers. Despite the setback, we believe the company can deliver strong revenue growth and profit margin expansion as it leverages remote medicine and electronic health record capabilities going forward. Within the health care sector, medical device company LivaNova Plc. stock retraced following a deceleration in its epilepsy portfolio and the delay in the registry of a key clinical study. Despite the weakness, we believe that its epilepsy opportunity can yield steady revenue growth with the potential to inflect higher as the firm executes a new go-to-market strategy.
Ten largest holdings (%) as of March 31, 2023[1]
Atkore Incorporated	3.45
Masonite International Corporation	2.63
Ashland Global Holdings Incorporated	2.20
Integer Holdings Corporation	2.20
Reliance Steel & Aluminum Company	2.11
Pagerduty Incorporated	2.11
Olin Corporation	1.95
LivaNova plc	1.94
APi Group Corporation	1.93
Stericycle Incorporated	1.89
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Several companies were acquired, validating our process.
Several companies in the portfolio were acquired in the period. Some of the notable take-outs include merchant acquirer EVO Payments Inc., acquired by Global Payments; software-as a-service company Anaplan Inc., taken over by private equity firm, Thoma Bravo; and education technology company Houghton Mifflin Harcourt Co., purchased by Veritas. Most of these deals were transacted at valuations close to our private market valuations (PMVs). While we don’t seek out acquisition candidates, real-world transactions validate our investment process.

*	This security was no longer held at the end of the reporting period.

8  |  Allspring Small Cap Fund

Performance highlights (unaudited)
Sector allocation as of March 31, 2023[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Although near-term economic growth is expected to decelerate, we remain optimistic.
Within the current backdrop of a global monetary tightening cycle and geopolitical tensions, we expect near-term economic growth to decelerate. This appears to be directionally discounted by markets as investor sentiment sits at historically low levels. While timing an inflection point is always difficult, the reset in expectations illustrated by a sharp contraction in valuations gives us confidence that the market has digested much of the slowdown to come.
The Fund remains well diversified with balanced exposure to both growth and value stocks. A key outcome of our bottom-up and flexible approach is the ability to migrate to wherever the best opportunities in the market exist and our core approach enables us to adeptly navigate volatility that arises when different investment styles come in and fall out of favor.
Our PMV process, which goes back more than 30 years, has proven to be successful over many market cycles. Given the events that have transpired post the COVID-19 pandemic, it is plausible that a new paradigm of higher discount rates and elevated inflation may become a longer-term secular trend. Consequently, we believe investors should consider a valuation-centric active manager to help them navigate the changing tides.

Allspring Small Cap Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2022 to March 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2022	Ending account value 3-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,141.92	$ 6.57	1.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$ 6.19	1.23%
Class C
Actual	$1,000.00	$1,137.43	$10.55	1.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.06	$ 9.95	1.98%
Class R6
Actual	$1,000.00	$1,144.14	$ 4.28	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.94	$ 4.03	0.80%
Administrator Class
Actual	$1,000.00	$1,142.10	$ 6.14	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$ 5.79	1.15%
Institutional Class
Actual	$1,000.00	$1,143.56	$ 4.81	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$ 4.53	0.90%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Small Cap Fund

Portfolio of investments—March 31, 2023

	Shares	Value
Common stocks: 95.89%
Communication services: 1.79%
Interactive media & services: 1.79%
Bumble Incorporated Class A †	15,165	$ 296,476
Eventbrite Incorporated Class A †	47,890	410,896
		707,372
Consumer discretionary: 9.12%
Automobile components: 1.79%
Dana Incorporated	23,813	358,386
Gentherm Incorporated †	5,741	346,871
		705,257
Diversified consumer services: 1.01%
Service Corporation International	5,804	399,199
Hotels, restaurants & leisure: 1.99%
Jack in the Box Incorporated	2,861	250,595
Planet Fitness Incorporated Class A †	6,895	535,535
		786,130
Specialty retail: 4.33%
Leslie's Incorporated †	48,075	529,306
National Vision Holdings Incorporated †	26,056	490,895
Revolve Group Incorporated †	26,030	684,589
		1,704,790
Consumer staples: 4.72%
Food products: 3.96%
Nomad Foods Limited †	37,729	707,041
The Simply Good Foods Company †	13,982	556,064
TreeHouse Foods Incorporated †	5,883	296,680
		1,559,785
Personal care products: 0.76%
The Honest Company Incorporated †	166,750	300,150
Financials: 10.03%
Banks: 5.13%
Ameris Bancorp	9,977	364,959
Pinnacle Financial Partners Incorporated	6,224	343,316
United Community Bank	10,714	301,278
Veritex Holdings Incorporated	14,632	267,180
Webster Financial Corporation	13,350	526,257
Wintrust Financial Corporation	2,984	217,683
		2,020,673
Financial services: 1.75%
Essent Group Limited	17,245	690,662
The accompanying notes are an integral part of these financial statements.

Allspring Small Cap Fund  |  11

Portfolio of investments—March 31, 2023

	Shares	Value
Insurance: 3.15%
Axis Capital Holdings Limited	11,205	$ 610,894
Reinsurance Group of America Incorporated	4,741	629,415
		1,240,309
Health care: 19.59%
Biotechnology: 2.52%
Agios Pharmaceuticals Incorporated †	8,022	184,265
Atara Biotherapeutics Incorporated †	9,585	27,797
Coherus Biosciences Incorporated †	7,035	48,119
Insmed Incorporated †	13,278	226,390
Mirati Therapeutics Incorporated †	1,928	71,683
Neurocrine Biosciences Incorporated †	1,646	166,608
Sage Therapeutics Incorporated †	3,628	152,231
Zymeworks Incorporated †	12,669	114,528
		991,621
Health care equipment & supplies: 10.71%
AngioDynamics Incorporated †	62,035	641,442
Haemonetics Corporation †	7,450	616,488
Integer Holdings Corporation †	11,181	866,528
LivaNova plc †	17,549	764,785
Neuronetics Incorporated †	74,956	218,122
Teleflex Incorporated	2,334	591,226
ViewRay Incorporated †	151,491	524,159
		4,222,750
Health care providers & services: 1.52%
HealthEquity Incorporated †	10,212	599,547
Health care technology: 0.58%
Schrodinger Incorporated †	8,742	230,177
Life sciences tools & services: 4.26%
Azenta Incorporated †	14,269	636,683
Bruker Corporation	8,520	671,717
Codexis Incorporated †	24,057	99,596
Sotera Health Company †	15,031	269,205
		1,677,201
Industrials: 20.35%
Air freight & logistics: 1.20%
Forward Air Corporation	4,381	472,097
Building products: 6.33%
Armstrong World Industries Incorporated	6,702	477,450
Masonite International Corporation †	11,428	1,037,320
Tecnoglass Incorporated	7,319	307,105
The AZEK Company Incorporated †	28,566	672,444
		2,494,319
Commercial services & supplies: 1.89%
Stericycle Incorporated †	17,094	745,469
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Small Cap Fund

Portfolio of investments—March 31, 2023

	Shares	Value
Construction & engineering: 1.93%
APi Group Corporation †	33,895	$ 761,960
Electrical equipment: 3.45%
Atkore Incorporated †	9,683	1,360,267
Machinery: 1.29%
SPX Technologies Incorporated †	7,188	507,329
Professional services: 1.48%
WNS Holdings Limited ADR †	6,261	583,337
Trading companies & distributors: 2.78%
Air Lease Corporation	18,093	712,321
Herc Holdings Incorporated	3,372	384,071
		1,096,392
Information technology: 13.96%
Communications equipment: 0.61%
Infinera Corporation †	30,873	239,574
Electronic equipment, instruments & components: 1.87%
Littelfuse Incorporated	2,754	738,320
Semiconductors & semiconductor equipment: 1.48%
Macom Technology Solutions Holdings Incorporated †	8,271	585,918
Software: 10.00%
8x8 Incorporated †	24,052	100,297
CommVault Systems Incorporated †	9,255	525,129
Instructure Holdings Incorporated †	21,254	550,479
New Relic Incorporated †	5,142	387,141
Pagerduty Incorporated †	23,784	831,964
Q2 Holdings Incorporated †	16,145	397,490
Riskified Limited Class A †	33,628	189,662
SPS Commerce Incorporated †	3,169	482,639
WalkMe Limited †	44,728	475,906
		3,940,707
Materials: 10.22%
Chemicals: 7.47%
Ashland Global Holdings Incorporated	8,445	867,386
Olin Corporation	13,882	770,451
Quaker Chemical Corporation	3,375	668,081
Westlake Chemical Corporation	5,487	636,382
		2,942,300
Containers & packaging: 0.64%
Silgan Holdings Incorporated	4,719	253,269
Metals & mining: 2.11%
Reliance Steel & Aluminum Company	3,244	832,865
Real estate: 6.11%
Industrial REITs: 1.61%
Terreno Realty Corporation	9,800	633,080
The accompanying notes are an integral part of these financial statements.

Allspring Small Cap Fund  |  13

Portfolio of investments—March 31, 2023

	Shares	Value
Residential REITs: 2.60%
American Homes 4 Rent Class A	18,138	$ 570,440
Apartment Income REIT Corporation	12,696	454,644
		1,025,084
Specialized REITs: 1.90%
Four Corners Property Trust Incorporated	8,943	240,209
Life Storage Incorporated	3,893	510,333
		750,542
Total Common stocks (Cost $36,016,789)		37,798,452

Investment companies: 1.19%
Exchange-traded funds: 1.19%
SPDR S&P Biotech ETF	6,183	471,206
Total Investment companies (Cost $810,304)		471,206

		Yield
Short-term investments: 3.05%
Investment companies: 3.05%
Allspring Government Money Market Fund Select Class ♠∞		4.69%	1,202,003	1,202,003
Total Short-term investments (Cost $1,202,003)				1,202,003
Total investments in securities (Cost $38,029,096)	100.13%			39,471,661
Other assets and liabilities, net	(0.13)			(51,948)
Total net assets	100.00%			$39,419,713

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Small Cap Fund

Portfolio of investments—March 31, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$ 594,684	$11,192,416	$(10,585,097)	$ 0	$0	$ 1,202,003	1,202,003	$ 20,705
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	1,552,990	14,490,150	(16,043,050)	(90)	0	0	0	35,297 #
				$ (90)	$0	$1,202,003		$56,002

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring Small Cap Fund  |  15

Statement of assets and liabilities—March 31, 2023

Assets
Investments in unaffiliated securities, at value (cost $36,827,093)	$ 38,269,658
Investments in affiliated securities, at value (cost $1,202,003)	1,202,003
Receivable for Fund shares sold	47,588
Receivable for dividends	23,195
Receivable for securities lending income, net	25
Prepaid expenses and other assets	63,409
Total assets	39,605,878
Liabilities
Payable for investments purchased	114,062
Management fee payable	17,367
Payable for Fund shares redeemed	16,841
Administration fees payable	7,090
Trustees’ fees and expenses payable	1,121
Distribution fee payable	23
Accrued expenses and other liabilities	29,661
Total liabilities	186,165
Total net assets	$39,419,713
Net assets consist of
Paid-in capital	$ 38,252,522
Total distributable earnings	1,167,191
Total net assets	$39,419,713
Computation of net asset value and offering price per share
Net assets – Class A	$ 35,295,300
Shares outstanding – Class A1	1,486,179
Net asset value per share – Class A	$23.75
Maximum offering price per share – Class A2	$25.20
Net assets – Class C	$ 34,101
Shares outstanding – Class C1	1,697
Net asset value per share – Class C	$20.09
Net assets – Class R6	$ 746,496
Shares outstanding – Class R6[1]	29,215
Net asset value per share – Class R6	$25.55
Net assets – Administrator Class	$ 321,475
Shares outstanding – Administrator Class[1]	13,064
Net asset value per share – Administrator Class	$24.61
Net assets – Institutional Class	$ 3,022,341
Shares outstanding – Institutional Class[1]	119,331
Net asset value per share – Institutional Class	$25.33
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Small Cap Fund

Statement of operations—year ended March 31, 2023

Investment income
Dividends	$ 326,749
Income from affiliated securities	28,641
Total investment income	355,390
Expenses
Management fee	355,540
Administration fees
Class A	76,223
Class C	80
Class R6	260
Administrator Class	425
Institutional Class	5,590
Shareholder servicing fees
Class A	90,741
Class C	95
Administrator Class	816
Distribution fee
Class C	286
Custody and accounting fees	14,389
Professional fees	48,076
Registration fees	53,517
Shareholder report expenses	35,452
Trustees’ fees and expenses	20,175
Other fees and expenses	4,204
Total expenses	705,869
Less: Fee waivers and/or expense reimbursements
Fund-level	(209,273)
Class A	(4,476)
Net expenses	492,120
Net investment loss	(136,730)
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	375,573
Affiliated securities	(90)
Net realized gains on investments	375,483
Net change in unrealized gains (losses) on investments	(4,589,257)
Net realized and unrealized gains (losses) on investments	(4,213,774)
Net decrease in net assets resulting from operations	$(4,350,504)
The accompanying notes are an integral part of these financial statements.

Allspring Small Cap Fund  |  17

Statement of changes in net assets

	Year ended March 31, 2023		Year ended March 31, 2022
Operations
Net investment loss		$ (136,730)		$ (273,654)
Net realized gains on investments		375,483		8,162,825
Net change in unrealized gains (losses) on investments		(4,589,257)		(7,318,854)
Net increase (decrease) in net assets resulting from operations		(4,350,504)		570,317
Distributions to shareholders from
Net investment income and net realized gains
Class A		(5,888,247)		(8,202,400)
Class C		(6,256)		(13,229)
Class R6		(130,174)		(166,835)
Administrator Class		(57,985)		(76,156)
Institutional Class		(604,568)		(1,065,163)
Total distributions to shareholders		(6,687,230)		(9,523,783)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	94,313	2,547,226	63,622	2,219,863
Class C	0	0	2,679	92,317
Class R6	7,320	202,364	7,280	281,475
Administrator Class	3,378	87,428	2,330	86,569
Institutional Class	11,002	318,932	8,764	343,421
		3,155,950		3,023,645
Reinvestment of distributions
Class A	243,085	5,678,444	241,326	7,944,449
Class C	315	6,256	457	13,229
Class R6	5,186	130,174	4,790	166,835
Administrator Class	2,033	49,219	1,824	61,820
Institutional Class	22,664	564,093	28,785	996,275
		6,428,186		9,182,608
Payment for shares redeemed
Class A	(228,115)	(6,047,559)	(161,278)	(5,903,305)
Class C	(826)	(20,264)	(4,193)	(145,645)
Class R6	(12,767)	(346,989)	(6,311)	(255,377)
Administrator Class	(2,628)	(67,615)	(5,921)	(211,605)
Institutional Class	(82,591)	(2,229,671)	(210,359)	(8,645,948)
		(8,712,098)		(15,161,880)
Net increase (decrease) in net assets resulting from capital share transactions		872,038		(2,955,627)
Total decrease in net assets		(10,165,696)		(11,909,093)
Net assets
Beginning of period		49,585,409		61,494,502
End of period		$ 39,419,713		$ 49,585,409
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$31.03	$37.77	$19.77	$30.27	$31.46
Net investment income (loss)	(0.10) [1]	(0.20) [1]	(0.07) [1]	0.02 [1]	(0.04) [1]
Net realized and unrealized gains (losses) on investments	(2.65)	0.52	18.10	(8.43)	(1.15)
Total from investment operations	(2.75)	0.32	18.03	(8.41)	(1.19)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.03)	0.00	0.00
Net realized gains	(4.53)	(7.06)	0.00	(2.09)	0.00
Total distributions to shareholders	(4.53)	(7.06)	(0.03)	(2.09)	0.00
Net asset value, end of period	$23.75	$31.03	$37.77	$19.77	$30.27
Total return[2]	(8.62)%	(0.22)%	91.20%	(30.24)%	(3.78)%
Ratios to average net assets (annualized)
Gross expenses	1.73%	1.67%	1.68%	1.60%	1.54%
Net expenses	1.22%	1.21%	1.32%	1.33%	1.35%
Net investment income (loss)	(0.37)%	(0.54)%	(0.24)%	0.05%	(0.11)%
Supplemental data
Portfolio turnover rate	22%	37%	55%	41%	34%
Net assets, end of period (000s omitted)	$35,295	$42,732	$46,580	$27,115	$44,028

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Small Cap Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$27.22	$34.21	$18.03	$27.98	$29.30
Net investment loss	(0.26) [1]	(0.43) [1]	(0.23) [1]	(0.20) [1]	(0.25) [1]
Net realized and unrealized gains (losses) on investments	(2.34)	0.50	16.41	(7.66)	(1.07)
Total from investment operations	(2.60)	0.07	16.18	(7.86)	(1.32)
Distributions to shareholders from
Net realized gains	(4.53)	(7.06)	0.00	(2.09)	0.00
Net asset value, end of period	$20.09	$27.22	$34.21	$18.03	$27.98
Total return[2]	(9.36)%	(1.02)%	89.74%	(30.76)%	(4.51)%
Ratios to average net assets (annualized)
Gross expenses	2.48%	2.40%	2.44%	2.34%	2.29%
Net expenses	1.98%	1.98%	2.09%	2.10%	2.10%
Net investment loss	(1.13)%	(1.27)%	(0.94)%	(0.73)%	(0.85)%
Supplemental data
Portfolio turnover rate	22%	37%	55%	41%	34%
Net assets, end of period (000s omitted)	$34	$60	$112	$190	$526

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class R6	2023	2022	2021 [1]
Net asset value, beginning of period	$32.88	$39.46	$25.43
Net investment income (loss)	0.02	(0.05) [2]	0.03 [2]
Net realized and unrealized gains (losses) on investments	(2.82)	0.53	14.09
Total from investment operations	(2.80)	0.48	14.12
Distributions to shareholders from
Net investment income	0.00	0.00	(0.09)
Net realized gains	(4.53)	(7.06)	0.00
Total distributions to shareholders	(4.53)	(7.06)	(0.09)
Net asset value, end of period	$25.55	$32.88	$39.46
Total return[3]	(8.27)%	0.23%	55.58%
Ratios to average net assets (annualized)
Gross expenses	1.30%	1.24%	1.23%
Net expenses	0.80%	0.80%	0.88%
Net investment income (loss)	0.06%	(0.13)%	0.09%
Supplemental data
Portfolio turnover rate	22%	37%	55%
Net assets, end of period (000s omitted)	$746	$969	$936

[1]	For the period from May 29, 2020 (commencement of class operations) to March 31, 2021
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Allspring Small Cap Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$31.95	$38.67	$20.23	$30.89	$32.06
Net investment income (loss)	(0.08) [1]	(0.17) [1]	(0.01) [1]	0.05 [1]	0.01 [1]
Net realized and unrealized gains (losses) on investments	(2.73)	0.51	18.51	(8.62)	(1.18)
Total from investment operations	(2.81)	0.34	18.50	(8.57)	(1.17)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.06)	0.00	0.00
Net realized gains	(4.53)	(7.06)	0.00	(2.09)	0.00
Total distributions to shareholders	(4.53)	(7.06)	(0.06)	(2.09)	0.00
Net asset value, end of period	$24.61	$31.95	$38.67	$20.23	$30.89
Total return	(8.56)%	(0.16)%	91.48%	(30.15)%	(3.65)%
Ratios to average net assets (annualized)
Gross expenses	1.65%	1.59%	1.61%	1.51%	1.46%
Net expenses	1.15%	1.15%	1.20%	1.20%	1.20%
Net investment income (loss)	(0.29)%	(0.46)%	(0.02)%	0.17%	0.05%
Supplemental data
Portfolio turnover rate	22%	37%	55%	41%	34%
Net assets, end of period (000s omitted)	$321	$329	$466	$450	$1,165

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$32.66	$39.29	$20.58	$31.33	$32.45
Net investment income (loss)	(0.01) [1]	(0.11) [1]	0.02 [1]	0.12 [1]	0.08 [1]
Net realized and unrealized gains (losses) on investments	(2.79)	0.54	18.87	(8.78)	(1.20)
Total from investment operations	(2.80)	0.43	18.89	(8.66)	(1.12)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.18)	(0.00) [2]	0.00
Net realized gains	(4.53)	(7.06)	0.00	(2.09)	0.00
Total distributions to shareholders	(4.53)	(7.06)	(0.18)	(2.09)	0.00
Net asset value, end of period	$25.33	$32.66	$39.29	$20.58	$31.33
Total return	(8.33)%	0.09%	91.87%	(30.00)%	(3.45)%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.33%	1.35%	1.27%	1.21%
Net expenses	0.90%	0.90%	0.98%	1.00%	1.00%
Net investment income (loss)	(0.04)%	(0.28)%	0.08%	0.38%	0.24%
Supplemental data
Portfolio turnover rate	22%	37%	55%	41%	34%
Net assets, end of period (000s omitted)	$3,022	$5,496	$13,401	$11,305	$21,398

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Allspring Small Cap Fund  |  23

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Small Cap Fund (the "Fund") which is a diversified series of the Trust.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Investments in Securities Lending Fund were valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the

24  |  Allspring Small Cap Fund

Notes to financial statements
collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2023, the aggregate cost of all investments for federal income tax purposes was $38,691,231 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 7,836,291
Gross unrealized losses	(7,055,861)
Net unrealized gains	$ 780,430
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Small Cap Fund  |  25

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 707,372	$0	$0	$ 707,372
Consumer discretionary	3,595,376	0	0	3,595,376
Consumer staples	1,859,935	0	0	1,859,935
Financials	3,951,644	0	0	3,951,644
Health care	7,721,296	0	0	7,721,296
Industrials	8,021,170	0	0	8,021,170
Information technology	5,504,519	0	0	5,504,519
Materials	4,028,434	0	0	4,028,434
Real estate	2,408,706	0	0	2,408,706
Investment companies	471,206	0	0	471,206
Short-term investments
Investment companies	1,202,003	0	0	1,202,003
Total assets	$39,471,661	$0	$0	$39,471,661
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended March 31, 2023, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.850%
Next $500 million	0.825
Next $1 billion	0.800
Next $1 billion	0.775
Next $1 billion	0.750
Next $1 billion	0.730
Next $5 billion	0.720
Over $10 billion	0.710
For the year ended March 31, 2023, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

26  |  Allspring Small Cap Fund

Notes to financial statements
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of March 31, 2023, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.23%
Class C	1.98
Class R6	0.80
Administrator Class	1.15
Institutional Class	0.90
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2023, Allspring Funds Distributor received $116 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Allspring Small Cap Fund  |  27

Notes to financial statements
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2023 were $9,052,654 and $15,501,961, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended March 31, 2023, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:
	Year ended March 31
	2023	2022
Ordinary income	$1,260,367	$ 1,082,006
Long-term capital gain	5,426,863	8,441,777
As of March 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$31,072	$355,689	$780,430
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28  |  Allspring Small Cap Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Small Cap Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
May 25, 2023

Allspring Small Cap Fund  |  29

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 21% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2023.
Pursuant to Section 852 of the Internal Revenue Code, $5,426,863 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $304,147 of income dividends paid during the fiscal year ended March 31, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended March 31, 2023, $1,260,367 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Allspring Small Cap Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Small Cap Fund  |  31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Allspring Small Cap Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Small Cap Fund  |  33

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-04052023-dgwenraw 05-23
AR3327 03-23

Annual Report
March 31, 2023
Allspring
Special Small Cap Value Fund

The views expressed and any forward-looking statements are as of March 31, 2023, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Special Small Cap Value Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Special Small Cap Value Fund for the 12-month period that ended March 31, 2023. Globally, stocks and bonds experienced heightened volatility and poor performance through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns, which were removed in December.
For the 12-month period, stocks and bonds––both domestic U.S. and global––suffered broad losses. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -7.73%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -5.07%, while the MSCI EM Index (Net) (USD)3 had weaker performance, with a decline of 10.70%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -4.78%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 10.72%, the Bloomberg Municipal Bond Index6 gained 0.26%, and the ICE BofA U.S. High Yield Index7 fell 3.50%.
High inflation and central bank rate hikes rocked markets.
In April 2022, market headwinds created by Russia’s invasion of Ukraine in February continued, with broad and deep losses as both the S&P 500 and MSCI ACWI (Net)8 fell 8% or more for the month and commodity shortages added to global inflation. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. The ensuing global ripple effect compounded existing supply shortages. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Federal Reserve (Fed) monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales increased for the fourth consecutive month in April—a sign of consumer resilience.
“ In April 2022, market headwinds created by Russia’s invasion of Ukraine in February continued, with broad and deep losses as both the S&P 500 Index and MSCI All Country World Index fell 8% or more for the month and commodity shortages added to global inflation.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
[8]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

2  |  Allspring Special Small Cap Value Fund

Letter to shareholders (unaudited)
In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilient U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act.  Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September as all asset classes suffered major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year winded down.
“ In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation.”

[1]	The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Special Small Cap Value Fund  |  3

Letter to shareholders (unaudited)
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains––employers added more than 500,000 jobs––and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Financial markets declined in February as investors responded unfavorably to resilient economic data. The takeaway: Central banks will likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate has not been falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The sudden banking industry uncertainty led some clients of regional banks to transfer deposits to a handful of U.S. banking giants while bank shareholders sold stock. The banking industry turmoil could make the job of central banks more challenging as they weigh inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. The U.S. labor market remained resilient. The euro-area composite Purchasing Managers’ Index1 rose to 53.70, indicating expansion, for March. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The Purchasing Managers' Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.

4  |  Allspring Special Small Cap Value Fund

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Performance highlights (unaudited)
This Fund is currently closed to most new investors.*
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Brian Martin, CFA, James M. Tringas, CFA, Bryant VanCronkhite, CFA
Average annual total returns (%) as of March 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (ESPAX)	5-7-1993	-12.74	3.87	8.30	-7.41	5.11	8.94	1.24	1.24
Class C (ESPCX)	12-12-2000	-9.11	4.34	8.30	-8.11	4.34	8.30	1.99	1.99
Class R (ESPHX)[3]	9-30-2015	–	–	–	-7.63	4.85	8.68	1.49	1.49
Class R6 (ESPRX)[4]	10-31-2014	–	–	–	-7.02	5.56	9.41	0.81	0.81
Administrator Class (ESPIX)	7-23-1996	–	–	–	-7.33	5.20	9.09	1.16	1.16
Institutional Class (ESPNX)	7-30-2010	–	–	–	-7.11	5.46	9.34	0.91	0.91
Russell 2000® Value Index[5]	–	–	–	–	-12.96	4.55	7.22	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through July 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.31% for Class A, 2.06% for Class C, 1.56% for Class R, 0.89% for Class R6, 1.20% for Administrator Class, and 0.94% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[5]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
* Please see the Fund’s current Statement of Additional Information for further details.

6  |  Allspring Special Small Cap Value Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of March 31, 20231
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Special Small Cap Value Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended March 31, 2023.
■	Stock selection in the industrials and materials sectors, along with overweights to these outperforming sectors, contributed to relative performance.
■	Stock selection in the consumer discretionary and energy sectors and an underweight to the consumer discretionary sector detracted from relative performance.
The Russell 2000® Value Index returned -12.96% over the 12-month period.
Equity markets and small-cap value stocks experienced significant volatility over the past 12 months as investors digested some of the most aggressive tightening by the Federal Reserve since the early 1980s in an attempt to battle rapidly rising inflation. This led to concerns that a recession was on the horizon and a sizable drawdown in both fixed income and equity markets.
The Fund outperformed its index, over the 12-month period, as we expect our investment process to do in most market drawdowns. Our bottom-up process is designed to seek companies that can control their own destiny via clear competitive advantages, strong and sustainable free cash flows, and flexible balance sheets that can be used to grow shareholder value regardless of the macroeconomic environment.
The Fund made minor changes to sector positioning. We increased the Fund’s allocation to industrials, as we believed short-term inflationary pressures unfairly weighed on valuations. The Fund decreased its weight in the consumer discretionary sector over the period as raw material cost increases and post-COVID-19 supply chain issues caused inventory concerns and affected reward/risk levels.
Ten largest holdings (%) as of March 31, 2023[1]
Mueller Industries Incorporated	3.49
Innospec Incorporated	3.35
J & J Snack Foods Corporation	2.93
Franklin Electric Company Incorporated	2.90
Eagle Materials Incorporated	2.84
Avient Corporation	2.65
CSW Industrials Incorporated	2.25
Belden Incorporated	1.94
Spectrum Brands Holdings Incorporated	1.88
NewMarket Corporation	1.73
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Key contributors included stock selection in the industrials and materials sectors as well as overweights to those two sectors.
Industrials holding Mueller Industries, Inc., was the Fund’s largest contributor. Mueller manufactures goods for the plumbing and HVAC markets. Mueller has demonstrated its ability to successfully navigate higher input costs through price increases and increased market share. Mueller’s balance sheet positions it well to continue its strategy of consolidating smaller industry players.
Innospec Inc. is a specialty chemicals producer in the materials sector. Aviation fuel is Innospec’s highest-margin business, which benefited from increasing global air traffic. The company continues to possess a debt-free balance sheet with significant financial flexibility that can be used to enhance shareholder returns.
Sector allocation as of March 31, 2023[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
The Fund’s overweight to the industrials and materials sectors contributed to relative returns. This positioning is a byproduct of our reward/risk valuation process and also serves as a counterbalance to the Fund’s underweights to other economically sensitive sectors, such as financials. These sectors were two of the better-performing sectors within the index.

8  |  Allspring Special Small Cap Value Fund

Performance highlights (unaudited)
Key detractors included stock selection in the consumer discretionary and energy sectors and an underweight to consumer discretionary.
Helen of Troy Ltd. is a leading consumer products company. Shares underperformed, reflecting a difficult environment for household durables with high retailer inventories. While the past year has been challenging, we believe several headwinds should begin to abate, including retailer destocking and cost reductions. A new distribution center should allow the company’s capital expenditures to drop considerably in the coming year, leading to a substantial improvement in free cash flow and increased balance sheet flexibility.
Southwestern Energy Co. is a natural gas producer in the U.S. Several acquisitions in recent years have broadened the scale of the business and the cash stream rose meaningfully in 2022. However, the mild winter—in the U.S. and globally—pressured prices for this energy source and led to weakness in producers, including Southwestern.
An underweight to the consumer discretionary sector detracted from performance. Our underweight is driven by our reward/risk process that has found better value and superior financial flexibility in other sectors.
We expect continued market volatility over the near term as investors digest slowing economic data and higher long-term borrowing costs.
Investors’ focus on inflation and monetary policy will likely progress to increased concern around earnings deterioration. Decades of margin expansion are at risk of moving in the opposite direction as tax policy, labor challenges, broad inflation, supply chain modifications/onshoring, and an energy transition all weigh on margin potential. Pricing power at the product/service level will remain a leading indicator of business success.
As active managers, we look to take advantage of the changing interest rate dynamic and the effect it has on a company’s financial flexibility. While some companies will feel the impact from a higher cost of capital, we expect our holdings to flex their superior balance sheets and be better positioned for the future. We take comfort in the defensive capabilities of our stock selection process to protect capital as economic headwinds increase, but we also appreciate our company’s ability to “play offense” and deploy capital when accretive opportunities present themselves.

Allspring Special Small Cap Value Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2022 to March 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2022	Ending account value 3-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,151.27	$ 6.81	1.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$ 6.39	1.27%
Class C
Actual	$1,000.00	$1,147.07	$10.76	2.01%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.91	$10.10	2.01%
Class R
Actual	$1,000.00	$1,150.13	$ 8.09	1.51%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$ 7.59	1.51%
Class R6
Actual	$1,000.00	$1,153.75	$ 4.51	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.74	$ 4.23	0.84%
Administrator Class
Actual	$1,000.00	$1,151.75	$ 6.33	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$ 5.94	1.18%
Institutional Class
Actual	$1,000.00	$1,153.07	$ 4.99	0.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	$ 4.68	0.93%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Special Small Cap Value Fund

Portfolio of investments—March 31, 2023

	Shares	Value
Common stocks: 93.22%
Communication services: 0.45%
Media: 0.45%
DallasNews Corporation Class A ♠	436,597	$ 1,929,759
Thryv Holdings Incorporated †	931,700	21,485,002
		23,414,761
Consumer discretionary: 4.97%
Automobile components: 0.29%
Holley Incorporated	5,500,000	15,070,000
Hotels, restaurants & leisure: 2.87%
Denny’s Corporation ♠†	4,604,112	51,381,890
Dine Brands Global Incorporated ♠	920,243	62,245,237
Jack in the Box Incorporated ##	420,946	36,870,660
		150,497,787
Household durables: 1.00%
Helen of Troy Limited †##	525,193	49,982,618
Tupperware Brands Corporation ♠†	901,842	2,254,605
		52,237,223
Textiles, apparel & luxury goods: 0.81%
Delta Apparel Incorporated ♠†	602,202	6,624,222
Levi Strauss & Company Class A	362,148	6,601,958
Steven Madden Limited	806,800	29,044,800
		42,270,980
Consumer staples: 9.08%
Beverages: 0.90%
Primo Water Corporation	3,079,389	47,268,621
Food products: 4.70%
J & J Snack Foods Corporation ♠	1,032,637	153,057,456
Nomad Foods Limited †	3,688,128	69,115,519
Tootsie Roll Industries Incorporated	528,111	23,717,474
		245,890,449
Household products: 3.48%
Central Garden & Pet Company ♠†	803,322	32,984,401
Central Garden & Pet Company Class A †	1,295,751	50,624,992
Spectrum Brands Holdings Incorporated ##	1,485,194	98,349,547
		181,958,940
Energy: 6.02%
Energy equipment & services: 1.62%
Forum Energy Technologies Incorporated †	189,844	4,827,733
Liberty Oilfield Services Class A	1,791,771	22,952,587
Patterson-UTI Energy Incorporated	4,866,148	56,933,932
		84,714,252
The accompanying notes are an integral part of these financial statements.

Allspring Special Small Cap Value Fund  |  11

Portfolio of investments—March 31, 2023

	Shares	Value
Oil, gas & consumable fuels: 4.40%
Alto Ingredients Incorporated †	1,346,903	$ 2,020,355
Berry Corporation	2,149,686	16,875,035
Callon Petroleum Company †	499,230	16,694,251
Chord Energy Corporation ##	375,212	50,503,535
Magnolia Oil & Gas Corporation Class A	2,229,200	48,774,896
Nordic American Tankers Limited	3,190,911	12,636,008
Northern Oil and Gas Incorporated	929,760	28,218,216
SM Energy Company	182,400	5,136,384
Southwestern Energy Company †	9,857,980	49,289,900
		230,148,580
Financials: 15.48%
Banks: 5.84%
Associated Banc Corporation	2,156,756	38,778,473
CVB Financial Corporation	893,400	14,901,912
First Hawaiian Incorporated	1,115,958	23,022,214
Hancock Whitney Corporation	1,422,788	51,789,483
Renasant Corporation	1,185,374	36,248,737
South State Corporation	781,795	55,710,712
UMB Financial Corporation ##	1,479,949	85,422,656
		305,874,187
Capital markets: 1.10%
Apollo Investment Corporation	1,873,186	21,354,320
Capitol Investment Corporation V	1,250,000	509,375
Glassbridge Enterprises Incorporated ♠♦†	1,527	13,758
New Mountain Finance Corporation	2,515,550	30,614,244
Pershing Square Escrow Shares ♦†	1,415,995	1
Westwood Holdings Group Incorporated ♠	446,683	5,007,316
		57,499,014
Financial services: 0.84%
Jackson Financial Incorporation Class A	1,172,793	43,874,186
Insurance: 4.62%
Enstar Group Limited †	324,502	75,216,319
National Western Life Group Class A	65,777	15,958,816
ProAssurance Corporation	1,230,100	22,732,248
Stewart Information Services Corporation	1,342,702	54,178,026
The Hanover Insurance Group Incorporated	573,577	73,704,645
		241,790,054
Mortgage REITs: 3.08%
AGNC Investment Corporation	4,840,342	48,790,647
Apollo Commercial Real Estate Finance Incorporated	2,429,190	22,615,759
New York Mortgage Trust Incorporated REIT	2,977,701	29,657,902
Two Harbors Investment Corporation	4,089,086	60,150,455
		161,214,763
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Special Small Cap Value Fund

Portfolio of investments—March 31, 2023

	Shares	Value
Health care: 4.72%
Health care equipment & supplies: 1.12%
Enovis Corporation	493,100	$ 26,375,919
Varex Imaging Corporation †	1,764,589	32,097,874
		58,473,793
Health care providers & services: 1.60%
AMN Healthcare Services Incorporated †	128,700	10,676,952
Owens & Minor Incorporated †	1,127,934	16,411,440
Patterson Companies Incorporated	1,237,551	33,129,240
Premier Incorporated Class A	731,837	23,689,564
		83,907,196
Life sciences tools & services: 0.94%
Azenta Incorporated †	1,107,141	49,400,631
Pharmaceuticals: 1.06%
Perrigo Company plc	371,351	13,320,360
Prestige Consumer Healthcare Incorporated †	668,726	41,882,309
		55,202,669
Industrials: 28.61%
Aerospace & defense: 0.61%
Parsons Corporation †	711,516	31,833,226
Air freight & logistics: 0.36%
GXO Logistics Incorporated †	371,957	18,768,950
Building products: 7.24%
CSW Industrials Incorporated ♠	846,863	117,654,677
Griffon Corporation	1,439,310	46,072,313
Janus International Group Incorporated †	2,513,602	24,784,116
JELD-WEN Holding Incorporated †	567,421	7,183,550
Quanex Building Products Corporation ♠	2,799,480	60,272,804
Simpson Manufacturing Company Incorporated	600,831	65,875,111
UFP Industries Incorporated	681,559	54,163,494
Zurn Elkay Water Solutions Corporation	130,500	2,787,480
		378,793,545
Commercial services & supplies: 2.04%
ACCO Brands Corporation	3,860,700	20,538,918
Custom Truck One Source Incorporated	3,475,000	23,595,250
Ennis Incorporated ♠	1,253,422	26,434,670
Harsco Corporation †	680,399	4,647,125
Matthews International Corporation Class A	238,364	8,595,406
Viad Corporation ♠†	1,086,608	22,644,911
		106,456,280
Construction & engineering: 1.56%
APi Group Corporation †	3,105,067	69,801,906
MDU Resources Group Incorporated	394,700	12,030,456
		81,832,362
The accompanying notes are an integral part of these financial statements.

Allspring Special Small Cap Value Fund  |  13

Portfolio of investments—March 31, 2023

	Shares	Value
Electrical equipment: 1.03%
Atkore Incorporated †##	327,809	$ 46,050,608
Babcock & Wilcox Enterprises Incorporated †	1,261,206	7,642,908
		53,693,516
Ground transportation: 0.79%
Werner Enterprises Incorporated	913,289	41,545,517
Machinery: 12.04%
Alamo Group Incorporated	213,849	39,382,432
Columbus McKinnon Corporation	880,417	32,716,296
Douglas Dynamics Incorporated ♠	1,880,021	59,953,870
Franklin Electric Company Incorporated	1,613,769	151,855,663
Hillenbrand Incorporated	670,557	31,871,574
Hillman Group Incorporated	3,622,900	30,504,818
Hillman Solutions Corporation †	2,378,762	20,029,176
Kadant Incorporated	268,889	56,068,734
Mayville Engineering Company Incorporated ♠†	1,649,424	24,609,406
Mueller Industries Incorporated ♠	2,484,114	182,532,697
NN Incorporated †	686,098	734,125
		630,258,791
Professional services: 2.02%
CBIZ Incorporated †	990,861	49,037,711
Korn Ferry International	1,097,937	56,807,260
		105,844,971
Trading companies & distributors: 0.92%
Air Lease Corporation	989,100	38,940,867
Custom Truck One Source Incorporated †	1,323,493	8,986,517
		47,927,384
Information technology: 5.48%
Electronic equipment, instruments & components: 1.94%
Belden Incorporated	1,172,378	101,727,239
Financial services: 0.32%
Euronet Worldwide Incorporated †	147,300	16,482,870
IT services: 1.37%
Global Blue Group Holding AG	4,536,904	27,221,424
Kyndryl Holdings Incorporated †##	3,016,189	44,518,950
		71,740,374
Professional services: 1.34%
Concentrix Corporation	202,700	24,638,185
Maximus Incorporated	579,400	45,598,780
		70,236,965
Software: 0.51%
E2open Parent Holding Incorporated †	3,906,145	22,733,764
Synchronoss Technologies Incorporated †	4,327,500	4,067,850
		26,801,614
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Special Small Cap Value Fund

Portfolio of investments—March 31, 2023

	Shares	Value
Materials: 16.94%
Chemicals: 10.73%
Avient Corporation	3,365,084	$ 138,506,857
Diversey Holdings Limited †	1,784,165	14,433,895
Ecovyst Incorporated †	4,156,614	45,930,585
Element Solutions Incorporated	523,792	10,114,424
Innospec Incorporated ♠	1,709,094	175,472,681
Mativ Holdings Inc ♠	3,164,910	67,950,618
Minerals Technologies Incorporated	300,956	18,183,762
NewMarket Corporation	248,493	90,694,975
		561,287,797
Construction materials: 2.84%
Eagle Materials Incorporated	1,013,875	148,786,156
Containers & packaging: 3.37%
Myers Industries Incorporated	1,707,960	36,601,583
Silgan Holdings Incorporated	1,486,165	79,762,476
Trimas Corporation ♠	2,147,463	59,828,319
		176,192,378
Real estate: 0.74%
Office REITs: 0.17%
Kilroy Realty Corporation	279,000	9,039,600
Residential REITs: 0.57%
Washington REIT	1,664,509	29,728,131
Utilities: 0.73%
Electric utilities: 0.73%
Hawaiian Electric Industries Incorporated	999,164	38,367,898
Total Common stocks (Cost $4,317,104,120)		4,878,053,650

Investment companies: 0.54%
Exchange-traded funds: 0.54%
iShares Russell 2000 Value Index ETF	205,000	28,089,100
Total Investment companies (Cost $27,734,589)		28,089,100

		Yield
Short-term investments: 2.90%
Investment companies: 2.90%
Allspring Government Money Market Fund Select Class ♠∞		4.69%	151,876,865	151,876,865
Total Short-term investments (Cost $151,876,865)				151,876,865
Total investments in securities (Cost $4,496,715,574)	96.66%			5,058,019,615
Other assets and liabilities, net	3.34			174,918,471
Total net assets	100.00%			$5,232,938,086

The accompanying notes are an integral part of these financial statements.

Allspring Special Small Cap Value Fund  |  15

Portfolio of investments—March 31, 2023

†	Non-income-earning security
♦	The security is fair valued in accordance with Allspring Funds Management's valuation procedures, as the Board-designated valuation designee.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Special Small Cap Value Fund

Portfolio of investments—March 31, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Common stocks
Central Garden & Pet Company†	$ 35,722,863	$ 29,713	$ (430,916)	$ (162,760)	$ (2,174,499)	$ 32,984,401	803,322	$ 0
CSW Industrials Incorporated	100,337,313	2,986,656	(4,061,225)	(67,770)	18,459,703	117,654,677	846,863	583,733
DallasNews Corporation Class A	3,757,683	0	(850,593)	(3,501,583)	2,524,252	1,929,759	436,597	967,374
Delta Apparel Incorporated†	17,924,703	13,759	0	0	(11,314,240)	6,624,222	602,202	0
Denny’s Corporation†	64,584,064	1,586,415	(501,952)	(88,027)	(14,198,610)	51,381,890	4,604,112	0
Dine Brands Global Incorporated	81,172,687	375,260	(8,802,460)	(1,468,448)	(9,031,802)	62,245,237	920,243	2,484,987
Douglas Dynamics Incorporated	63,549,474	1,529,830	0	0	(5,125,434)	59,953,870	1,880,021	2,167,111
Ennis Incorporated	24,606,270	0	(1,559,030)	(64,545)	3,451,975	26,434,670	1,253,422	1,276,624
Glassbridge Enterprises Incorporated†	9,926	0	0	0	3,832	13,758	1,527	0
Innospec Incorporated	165,737,985	597,281	(9,044,434)	(71,445)	18,253,294	175,472,681	1,709,094	2,223,274
J & J Snack Foods Corporation	158,418,985	8,947,010	(7,032,037)	(1,073,922)	(6,202,580)	153,057,456	1,032,637	2,697,618
Mativ Holdings Inc	0	156,317,609	(13,496,607)	(14,532,939)	(60,337,445)	67,950,618	3,164,910	4,685,044
Mayville Engineering Company Incorporated†	8,013,580	7,510,978	(631,403)	(177,954)	9,894,205	24,609,406	1,649,424	0
Mueller Industries Incorporated	171,377,466	5,668,025	(53,400,098)	22,599,206	36,288,098	182,532,697	2,484,114	3,865,306
Quanex Building Products Corporation	56,833,951	2,235,611	(259,601)	(19,171)	1,482,014	60,272,804	2,799,480	889,281
Trimas Corporation	67,140,720	1,565,001	(300,888)	(73,816)	(8,502,698)	59,828,319	2,147,463	338,198
Tupperware Brands Corporation†	51,130,899	1,062,750	(10,722,431)	(30,649,248)	(8,567,365)	2,254,605	901,842	0
Viad Corporation†	42,137,421	1,235,320	(5,622,052)	(2,441,330)	(12,664,448)	22,644,911	1,086,608	0
Westwood Holdings Group Incorporated	6,843,184	0	0	0	(1,835,868)	5,007,316	446,683	268,010
Short-term investments
Allspring Government Money Market Fund Select Class	110,061,302	1,096,812,671	(1,054,997,108)	0	0	151,876,865	151,876,865	4,479,129
Investments in affiliates no longer held at end of period
Neenah Incorporated	61,082,785	76,658	(98,150,707)	0	36,991,264	0	0	0
Securities Lending Cash Investments LLC	3,452,615	83,594,760	(87,048,154)	779	0	0	0	214,081 #
				$ (31,792,973)	$ (12,606,352)	$1,264,730,162		$27,139,770

†	Non-income-earning security
#	Amount shown represents income before fees and rebates.
Written options
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call
Atkore International Incorporated	Bank of America Securities Incorporated	(250)	$(3,875,000)	$155.00	4-21-2023	$ (22,499)
The accompanying notes are an integral part of these financial statements.

Allspring Special Small Cap Value Fund  |  17

Portfolio of investments—March 31, 2023

Written options (continued)
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call (continued)
Atkore International Incorporated	Bank of America Securities Incorporated	(200)	$(3,000,000)	$150.00	4-21-2023	$ (31,000)
Atkore International Incorporated	Bank of America Securities Incorporated	(200)	(3,200,000)	160.00	4-21-2023	(9,500)
Chord Energy Corporation	Bank of America Securities Incorporated	(200)	(2,800,000)	140.00	5-19-2023	(114,000)
Helen of Troy Limited	Bank of America Securities Incorporated	(250)	(2,875,000)	115.00	5-19-2023	(63,125)
Helen of Troy Limited	Bank of America Securities Incorporated	(500)	(5,500,000)	110.00	5-19-2023	(180,000)
Helen of Troy Limited	Bank of America Securities Incorporated	(250)	(2,500,000)	100.00	5-19-2023	(177,500)
Jack In The Box Incorporated	Bank of America Securities Incorporated	(250)	(2,250,000)	90.00	4-21-2023	(38,125)
Kyndryl Holdings Incorporated	Bank of America Securities Incorporated	(1,000)	(1,800,000)	18.00	6-16-2023	(27,500)
Spectrum Brands Holdings Incorporated	Bank of America Securities Incorporated	(250)	(1,875,000)	75.00	7-21-2023	(110,000)
UMB Financial Corporation	Bank of America Securities Incorporated	(250)	(1,625,000)	65.00	4-21-2023	(18,750)
Put
Belden Incorporated	Bank of America Securities Incorporated	250	2,000,000	80.00	4-21-2023	(6,250)
Denny’s Corporation	Bank of America Securities Incorporated	1,000	1,250,000	12.50	5-19-2023	(147,500)
Helen of Troy Limited	Bank of America Securities Incorporated	250	2,250,000	90.00	4-21-2023	(68,125)
Helen of Troy Limited	Bank of America Securities Incorporated	250	2,375,000	95.00	5-19-2023	(220,000)
Helen of Troy Limited	Bank of America Securities Incorporated	250	2,250,000	90.00	5-19-2023	(167,500)
Helen of Troy Limited	Bank of America Securities Incorporated	250	2,000,000	80.00	5-19-2023	(93,750)
Jackson Financial Incorporation	Bank of America Securities Incorporated	500	2,000,000	40.00	4-21-2023	(162,500)
Quanex Building Products Corporation	Bank of America Securities Incorporated	500	1,000,000	20.00	6-16-2023	(46,250)
UFP Industries Incorporated	Bank of America Securities Incorporated	500	4,000,000	80.00	4-21-2023	(97,500)
						$(1,801,374)
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Special Small Cap Value Fund

Statement of assets and liabilities—March 31, 2023

Assets
Investments in unaffiliated securities, at value (cost $3,380,413,185)	$ 3,793,289,453
Investments in affiliated securities, at value (cost $1,116,302,389)	1,264,730,162
Cash	658,506
Cash at broker segregated cash for written options	19,124,952
Receivable for Fund shares sold	161,581,890
Receivable for investments sold	8,467,901
Receivable for dividends	8,081,104
Receivable for securities lending income, net	6,819
Prepaid expenses and other assets	295,836
Total assets	5,256,236,623
Liabilities
Payable for investments purchased	11,832,470
Payable for Fund shares redeemed	5,337,926
Management fee payable	3,537,284
Written options at value (premiums received $2,232,366)	1,801,374
Administration fees payable	500,007
Distribution fees payable	7,810
Trustees’ fees and expenses payable	5,160
Accrued expenses and other liabilities	276,506
Total liabilities	23,298,537
Total net assets	$5,232,938,086
Net assets consist of
Paid-in capital	$ 4,711,335,830
Total distributable earnings	521,602,256
Total net assets	$5,232,938,086
Computation of net asset value and offering price per share
Net assets – Class A	$ 721,397,119
Shares outstanding – Class A1	20,267,733
Net asset value per share – Class A	$35.59
Maximum offering price per share – Class A2	$37.76
Net assets – Class C	$ 7,115,718
Shares outstanding – Class C1	228,171
Net asset value per share – Class C	$31.19
Net assets – Class R	$ 13,092,694
Shares outstanding – Class R1	361,860
Net asset value per share – Class R	$36.18
Net assets – Class R6	$ 1,659,114,555
Shares outstanding – Class R6[1]	45,248,736
Net asset value per share – Class R6	$36.67
Net assets – Administrator Class	$ 105,845,543
Shares outstanding – Administrator Class[1]	2,886,808
Net asset value per share – Administrator Class	$36.67
Net assets – Institutional Class	$ 2,726,372,457
Shares outstanding – Institutional Class[1]	74,336,691
Net asset value per share – Institutional Class	$36.68
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Special Small Cap Value Fund  |  19

Statement of operations—year ended March 31, 2023

Investment income
Dividends (net of foreign withholdings taxes of $133,895)	$ 82,071,306
Income from affiliated securities	27,186,694
Total investment income	109,258,000
Expenses
Management fee	40,823,850
Administration fees
Class A	1,548,093
Class C	18,005
Class R	28,364
Class R6	492,104
Administrator Class	152,321
Institutional Class	3,568,716
Shareholder servicing fees
Class A	1,842,968
Class C	21,389
Class R	33,766
Administrator Class	283,073
Distribution fees
Class C	64,119
Class R	33,631
Custody and accounting fees	435,168
Professional fees	85,726
Registration fees	153,592
Shareholder report expenses	456,959
Trustees’ fees and expenses	29,239
Other fees and expenses	159,838
Total expenses	50,230,921
Less: Fee waivers and/or expense reimbursements
Class A	(1,214)
Class C	(1)
Administrator Class	(811)
Institutional Class	(26,533)
Net expenses	50,202,362
Net investment income	59,055,638
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	23,497,467
Affiliated securities	(31,792,973)
Written options	22,300,972
Net realized gains on investments	14,005,466
Net change in unrealized gains (losses) on
Unaffiliated securities	(481,107,419)
Affiliated securities	(12,606,352)
Written options	716,871
Net change in unrealized gains (losses) on investments	(492,996,900)
Net realized and unrealized gains (losses) on investments	(478,991,434)
Net decrease in net assets resulting from operations	$(419,935,796)
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Special Small Cap Value Fund

Statement of changes in net assets

	Year ended March 31, 2023		Year ended March 31, 2022
Operations
Net investment income		$ 59,055,638		$ 27,875,748
Net realized gains on investments		14,005,466		476,640,248
Net change in unrealized gains (losses) on investments		(492,996,900)		(343,672,729)
Net increase (decrease) in net assets resulting from operations		(419,935,796)		160,843,267
Distributions to shareholders from
Net investment income and net realized gains
Class A		(42,591,589)		(50,783,331)
Class C		(463,826)		(807,798)
Class R		(726,448)		(917,911)
Class R6		(100,176,931)		(114,036,990)
Administrator Class		(6,550,499)		(11,844,857)
Institutional Class		(155,567,068)		(204,793,322)
Total distributions to shareholders		(306,076,361)		(383,184,209)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,144,073	115,444,516	4,280,098	184,277,105
Class C	8,201	261,543	8,749	336,570
Class R	77,769	2,911,756	103,689	4,505,291
Class R6	10,101,086	381,018,452	15,549,670	685,689,346
Administrator Class	403,179	15,229,744	885,087	39,305,726
Institutional Class	22,900,867	864,224,769	24,127,132	1,060,759,280
		1,379,090,780		1,974,873,318
Reinvestment of distributions
Class A	1,122,650	39,439,381	1,121,289	46,807,127
Class C	14,894	457,404	21,112	778,823
Class R	20,361	726,448	21,670	917,911
Class R6	2,638,058	95,564,223	2,465,581	106,043,414
Administrator Class	178,990	6,477,362	273,495	11,744,267
Institutional Class	3,335,094	120,823,133	3,574,870	153,704,110
		263,487,951		319,995,652
Payment for shares redeemed
Class A	(3,531,086)	(129,875,544)	(4,682,744)	(200,722,890)
Class C	(94,383)	(3,023,154)	(101,436)	(3,882,504)
Class R	(96,511)	(3,584,025)	(107,696)	(4,664,636)
Class R6	(9,526,745)	(365,341,881)	(12,714,796)	(559,504,556)
Administrator Class	(933,530)	(35,066,154)	(2,444,640)	(105,093,900)
Institutional Class	(27,975,810)	(1,063,646,250)	(22,927,729)	(1,005,623,154)
		(1,600,537,008)		(1,879,491,640)
Net increase in net assets resulting from capital share transactions		42,041,723		415,377,330
Total increase (decrease) in net assets		(683,970,434)		193,036,388
Net assets
Beginning of period		5,916,908,520		5,723,872,132
End of period		$ 5,232,938,086		$ 5,916,908,520
The accompanying notes are an integral part of these financial statements.

Allspring Special Small Cap Value Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$40.81	$42.37	$23.39	$31.74	$34.42
Net investment income	0.29	0.07	0.14 [1]	0.24	0.22
Net realized and unrealized gains (losses) on investments	(3.35)	1.07	18.98	(8.00)	(0.69)
Total from investment operations	(3.06)	1.14	19.12	(7.76)	(0.47)
Distributions to shareholders from
Net investment income	(0.25)	(0.10)	(0.13)	(0.28)	(0.15)
Net realized gains	(1.91)	(2.60)	(0.01)	(0.31)	(2.06)
Total distributions to shareholders	(2.16)	(2.70)	(0.14)	(0.59)	(2.21)
Net asset value, end of period	$35.59	$40.81	$42.37	$23.39	$31.74
Total return[2]	(7.41)%	2.56%	81.92%	(25.08)%	(0.87)%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.24%	1.27%	1.27%	1.29%
Net expenses	1.26%	1.24%	1.27%	1.27%	1.29%
Net investment income	0.82%	0.17%	0.43%	0.75%	0.67%
Supplemental data
Portfolio turnover rate	22%	28%	40%	39%	32%
Net assets, end of period (000s omitted)	$721,397	$797,067	$797,193	$381,058	$526,656

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Special Small Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$36.04	$37.90	$20.99	$28.49	$31.21
Net investment income (loss)	0.02 [1]	(0.22) [1]	(0.08) [1]	(0.01) [1]	(0.05) [1]
Net realized and unrealized gains (losses) on investments	(2.96)	0.96	17.00	(7.18)	(0.61)
Total from investment operations	(2.94)	0.74	16.92	(7.19)	(0.66)
Distributions to shareholders from
Net realized gains	(1.91)	(2.60)	(0.01)	(0.31)	(2.06)
Net asset value, end of period	$31.19	$36.04	$37.90	$20.99	$28.49
Total return[2]	(8.11)%	1.79%	80.71%	(25.65)%	(1.63)%
Ratios to average net assets (annualized)
Gross expenses	2.01%	1.99%	2.01%	2.02%	2.04%
Net expenses	2.01%	1.99%	2.01%	2.02%	2.04%
Net investment income (loss)	0.06%	(0.58)%	(0.29)%	(0.04)%	(0.13)%
Supplemental data
Portfolio turnover rate	22%	28%	40%	39%	32%
Net assets, end of period (000s omitted)	$7,116	$10,792	$14,063	$11,419	$24,334

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Special Small Cap Value Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class R	2023	2022	2021	2020	2019
Net asset value, beginning of period	$41.44	$43.01	$23.73	$32.20	$34.94
Net investment income (loss)	0.21	(0.03)	0.07	0.16	0.18
Net realized and unrealized gains (losses) on investments	(3.41)	1.07	19.25	(8.12)	(0.74)
Total from investment operations	(3.20)	1.04	19.32	(7.96)	(0.56)
Distributions to shareholders from
Net investment income	(0.15)	(0.01)	(0.03)	(0.20)	(0.12)
Net realized gains	(1.91)	(2.60)	(0.01)	(0.31)	(2.06)
Total distributions to shareholders	(2.06)	(2.61)	(0.04)	(0.51)	(2.18)
Net asset value, end of period	$36.18	$41.44	$43.01	$23.73	$32.20
Total return	(7.63)%	2.27%	81.50%	(25.29)%	(1.11)%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.49%	1.51%	1.52%	1.55%
Net expenses	1.51%	1.49%	1.51%	1.52%	1.55%
Net investment income (loss)	0.57%	(0.08)%	0.13%	0.46%	0.47%
Supplemental data
Portfolio turnover rate	22%	28%	40%	39%	32%
Net assets, end of period (000s omitted)	$13,093	$14,929	$14,733	$5,209	$6,656
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Special Small Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class R6	2023	2022	2021	2020	2019
Net asset value, beginning of period	$41.98	$43.51	$24.00	$32.55	$35.25
Net investment income	0.46	0.26 [1]	0.28	0.37	0.38
Net realized and unrealized gains (losses) on investments	(3.45)	1.10	19.49	(8.17)	(0.72)
Total from investment operations	(2.99)	1.36	19.77	(7.80)	(0.34)
Distributions to shareholders from
Net investment income	(0.41)	(0.29)	(0.25)	(0.44)	(0.30)
Net realized gains	(1.91)	(2.60)	(0.01)	(0.31)	(2.06)
Total distributions to shareholders	(2.32)	(2.89)	(0.26)	(0.75)	(2.36)
Net asset value, end of period	$36.67	$41.98	$43.51	$24.00	$32.55
Total return	(7.02)%	2.99%	82.77%	(24.78)%	(0.42)%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.81%	0.84%	0.84%	0.86%
Net expenses	0.83%	0.81%	0.84%	0.84%	0.86%
Net investment income	1.25%	0.59%	0.84%	1.12%	1.16%
Supplemental data
Portfolio turnover rate	22%	28%	40%	39%	32%
Net assets, end of period (000s omitted)	$1,659,115	$1,764,529	$1,598,341	$580,535	$518,377

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Special Small Cap Value Fund  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$41.96	$43.50	$24.00	$32.55	$35.22
Net investment income	0.35 [1]	0.11 [1]	0.16 [1]	0.26 [1]	0.27 [1]
Net realized and unrealized gains (losses) on investments	(3.46)	1.09	19.48	(8.18)	(0.71)
Total from investment operations	(3.11)	1.20	19.64	(7.92)	(0.44)
Distributions to shareholders from
Net investment income	(0.27)	(0.14)	(0.13)	(0.32)	(0.17)
Net realized gains	(1.91)	(2.60)	(0.01)	(0.31)	(2.06)
Total distributions to shareholders	(2.18)	(2.74)	(0.14)	(0.63)	(2.23)
Net asset value, end of period	$36.67	$41.96	$43.50	$24.00	$32.55
Total return	(7.33)%	2.62%	82.13%	(25.03)%	(0.77)%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.16%	1.19%	1.19%	1.21%
Net expenses	1.17%	1.16%	1.18%	1.19%	1.20%
Net investment income	0.91%	0.26%	0.51%	0.79%	0.74%
Supplemental data
Portfolio turnover rate	22%	28%	40%	39%	32%
Net assets, end of period (000s omitted)	$105,846	$135,870	$196,801	$105,286	$160,369

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Special Small Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$41.98	$43.52	$24.01	$32.56	$35.27
Net investment income	0.44	0.22 [1]	0.25 [1]	0.31	0.33
Net realized and unrealized gains (losses) on investments	(3.46)	1.08	19.50	(8.14)	(0.70)
Total from investment operations	(3.02)	1.30	19.75	(7.83)	(0.37)
Distributions to shareholders from
Net investment income	(0.37)	(0.24)	(0.23)	(0.41)	(0.28)
Net realized gains	(1.91)	(2.60)	(0.01)	(0.31)	(2.06)
Total distributions to shareholders	(2.28)	(2.84)	(0.24)	(0.72)	(2.34)
Net asset value, end of period	$36.68	$41.98	$43.52	$24.01	$32.56
Total return	(7.11)%	2.87%	82.59%	(24.85)%	(0.53)%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.91%	0.94%	0.94%	0.96%
Net expenses	0.93%	0.91%	0.93%	0.94%	0.94%
Net investment income	1.14%	0.49%	0.77%	1.07%	1.04%
Supplemental data
Portfolio turnover rate	22%	28%	40%	39%	32%
Net assets, end of period (000s omitted)	$2,726,372	$3,193,721	$3,102,741	$1,465,398	$1,359,038

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Special Small Cap Value Fund  |  27

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Special Small Cap Value Fund (the "Fund") which is a diversified series of the Trust.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an affiliated non-registered investment company. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Investments in Securities Lending Fund were valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending

28  |  Allspring Special Small Cap Value Fund

Notes to financial statements
agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2023, the aggregate cost of all investments for federal income tax purposes was $4,540,445,851 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$1,014,397,581
Gross unrealized losses	(496,392,824)
Net unrealized gains	$ 518,004,757

Allspring Special Small Cap Value Fund  |  29

Notes to financial statements
  As of March 31, 2023, the Fund had current year deferred post-October capital losses consisting of $4,651,190 in long-term capital losses which will be recognized in the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 23,414,761	$ 0	$0	$ 23,414,761
Consumer discretionary	260,075,990	0	0	260,075,990
Consumer staples	475,118,010	0	0	475,118,010
Energy	314,862,832	0	0	314,862,832
Financials	810,238,445	13,759	0	810,252,204
Health care	246,984,289	0	0	246,984,289
Industrials	1,496,954,542	0	0	1,496,954,542
Information technology	286,989,062	0	0	286,989,062
Materials	886,266,331	0	0	886,266,331
Real estate	38,767,731	0	0	38,767,731
Utilities	38,367,898	0	0	38,367,898
Investment companies	28,089,100	0	0	28,089,100
Short-term investments
Investment companies	151,876,865	0	0	151,876,865
Total assets	$5,058,005,856	$13,759	$0	$5,058,019,615
Liabilities
Written options	$ 1,795,124	$ 6,250	$0	$ 1,801,374
Total liabilities	$ 1,795,124	$ 6,250	$0	$ 1,801,374
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended March 31, 2023, the Fund did not have any transfers into/out of Level 3.

30  |  Allspring Special Small Cap Value Fund

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.850%
Next $500 million	0.825
Next $1 billion	0.800
Next $1 billion	0.775
Next $1 billion	0.750
Next $1 billion	0.730
Next $5 billion	0.720
Over $10 billion	0.710
For the year ended March 31, 2023, the management fee was equivalent to an annual rate of 0.78% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap

Allspring Special Small Cap Value Fund  |  31

Notes to financial statements
expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of March 31, 2023, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.31%
Class C	2.06
Class R	1.56
Class R6	0.89
Administrator Class	1.20
Institutional Class	0.94
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares and up to 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2023, Allspring Funds Distributor received $1,565 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2023 were $1,140,586,923 and $1,420,922,023, respectively.
6. DERIVATIVE TRANSACTIONS
During the year ended March 31, 2023, the Fund entered into written options for hedging purposes and had an average of 13,823 written option contracts.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
The Fund's written option contracts are subject to a master netting arrangement. As of March 31, 2023, the Fund had written options contracts with the following counterparty which are subject to offset:
Counterparty	Value of written options	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$1,801,374	$(1,801,374)	$0
1 Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

32  |  Allspring Special Small Cap Value Fund

Notes to financial statements
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended March 31, 2023, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:
	Year ended March 31
	2023	2022
Ordinary income	$ 59,275,487	$175,473,103
Long-term capital gain	246,800,874	207,711,106
As of March 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred
$8,272,529	$518,004,757	$(4,651,190)
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the industrials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Allspring Special Small Cap Value Fund  |  33

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Special Small Cap Value Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
May 25, 2023

34  |  Allspring Special Small Cap Value Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 97% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2023.
Pursuant to Section 852 of the Internal Revenue Code, $246,800,874 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $57,419,363 of income dividends paid during the fiscal year ended March 31, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended March 31, 2023, $2,082,006 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended March 31, 2023, $8,494,840 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Special Small Cap Value Fund  |  35

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

36  |  Allspring Special Small Cap Value Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Special Small Cap Value Fund  |  37

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

38  |  Allspring Special Small Cap Value Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-04052023-l3s4hfm1 05-23
AR0637 03-23

Annual Report
March 31, 2023
Allspring Precious Metals Fund

The views expressed and any forward-looking statements are as of March 31, 2023, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Precious Metals Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Precious Metals Fund for the 12-month period that ended March 31, 2023. Globally, stocks and bonds experienced heightened volatility and poor performance through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns, which were removed in December.
For the 12-month period, stocks and bonds––both domestic U.S. and global––suffered broad losses. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -7.73%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -5.07%, while the MSCI EM Index (Net) (USD)3 had weaker performance, with a decline of 10.70%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -4.78%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 10.72%, the Bloomberg Municipal Bond Index6 gained 0.26%, and the ICE BofA U.S. High Yield Index7 fell 3.50%.
High inflation and central bank rate hikes rocked markets.
In April 2022, market headwinds created by Russia’s invasion of Ukraine in February continued, with broad and deep losses as both the S&P 500 and MSCI ACWI (Net)8 fell 8% or more for the month and commodity shortages added to global inflation. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. The ensuing global ripple effect compounded existing supply shortages. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Federal Reserve (Fed) monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales increased for the fourth consecutive month in April—a sign of consumer resilience.
“ In April 2022, market headwinds created by Russia’s invasion of Ukraine in February continued, with broad and deep losses as both the S&P 500 Index and MSCI All Country World Index fell 8% or more for the month and commodity shortages added to global inflation.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
[8]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

2  |  Allspring Precious Metals Fund

Letter to shareholders (unaudited)
In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilient U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act.  Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September as all asset classes suffered major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year winded down.
“ In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation.”

[1]	The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Precious Metals Fund  |  3

Letter to shareholders (unaudited)
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains––employers added more than 500,000 jobs––and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Financial markets declined in February as investors responded unfavorably to resilient economic data. The takeaway: Central banks will likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate has not been falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The sudden banking industry uncertainty led some clients of regional banks to transfer deposits to a handful of U.S. banking giants while bank shareholders sold stock. The banking industry turmoil could make the job of central banks more challenging as they weigh inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. The U.S. labor market remained resilient. The euro-area composite Purchasing Managers’ Index1 rose to 53.70, indicating expansion, for March. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The Purchasing Managers' Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.

4  |  Allspring Precious Metals Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael Bradshaw, CFA, Oleg Makhorine
Average annual total returns (%) as of March 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EKWAX)	1-20-1998	-15.05	7.82	-0.82	-9.87	9.10	-0.23	1.18	1.09
Class C (EKWCX)	1-29-1998	-11.56	8.28	-0.83	-10.56	8.28	-0.83	1.93	1.84
Administrator Class (EKWDX)	7-30-2010	–	–	–	-9.75	9.25	-0.09	1.10	0.95
Institutional Class (EKWYX)	2-29-2000	–	–	–	-9.59	9.43	0.06	0.85	0.79
FTSE Gold Mines Index[3]	–	–	–	–	-17.24	8.39	-0.30	–	–
S&P 500 Index[4]	–	–	–	–	-7.73	11.19	12.24	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in precious metals related stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through July 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.09% for Class A, 1.84% for Class C, 0.95% for Administrator Class, and 0.79% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	FTSE Gold Mines Index is an unmanaged, open-ended index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. You cannot invest directly in an index.
[4]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Precious Metals Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of March 31, 20231
[1]	The chart compares the performance of Class A shares for the most recent ten years with the FTSE Gold Mines Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Funds that concentrate their investments in limited sectors, such as gold-related investments, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, geographic, non-diversification risk, smaller-company securities risk, and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Precious Metals Fund  |  7

Performance highlights (unaudited)

8  |  Allspring Precious Metals Fund

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the FTSE Gold Mines Index, for the 12-month period that ended March 31, 2023.
■	The Fund’s overweights to Lundin Gold Inc., Torex Gold Resources Inc., and Alamos Gold Inc. enhanced results, along with underweights to Newmont Corp. and Barrick Gold Corp.
■	The Fund’s overweights to SSR Mining Inc. and Centerra Gold Inc. and underweights to AngloGold Ashanti Ltd. and Newcrest Mining Ltd. detracted from results during the period. The Fund’s positions in Artemis Gold Inc. and Marathon Gold Corp. also detracted from results.
■	The price of gold rose more than 1.5% during the 12-month period, and the share prices of precious metals stocks underperformed the gold price.
Gold prices rose modestly during the reporting period.
The price of gold fell 14.3% during the first half of the reporting period. Tight labor markets and stubbornly high inflation caused the Federal Reserve (Fed) to aggressively raise interest rates during the first half of the period. This caused the yield on the 10-year U.S. Treasury bond to rise by 149 basis points (bps; 100 bps equal 1.00%) and the trade-weighted U.S. dollar to strengthen by 14%. During the second half of the period, gold prices rose 18.5%. Gold prices were propelled higher during the fall and winter months as the Fed began to moderate the pace of its interest rate increases as the inflation rate declined and the economy began to slow.
Ten largest holdings (%) as of March 31, 2023[1]
Wheaton Precious Metals Corporation-U.S. Exchange Traded Shares	5.62
Franco-Nevada Corporation-Legend Shares	5.56
Barrick Gold Corporation	5.36
Endeavour Mining plc	5.24
Royal Gold Incorporated	5.05
Agnico-Eagle Mines Limited	4.89
Gold Bullion	4.78
Gold Fields Limited ADR	4.62
Alamos Gold Incorporated Class A	4.25
Lundin Gold Incorporated	4.23
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Gold-mining stocks underperformed the price of gold.
The prices of gold-mining stocks typically rise or fall more sharply than the price of gold. This was not the case during the 12-month reporting period. Companies that delivered better-than-expected operating and financial results fared the best. Two of the Fund’s most noteworthy contributors were Lundin Gold Inc. and Torex Gold Resources Inc. Lundin outperformed on news of much better-than-expected operating results as well as an increase in its three-year production forecast. Torex outperformed on news of positive operating results at its El Limon Mine in Mexico as well as the announcement of a new discovery. The Fund’s underweights to Newmont Corp. and Barrick Gold Corp. also enhanced results as both companies reported disappointing outlooks.
Country allocation as of March 31, 2023[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Four of the Fund’s most noteworthy detractors were Artemis Gold Inc., Marathon Gold Corp., Centerra Gold Inc., and Pan American Silver Corp. Centerra underperformed on news that its Oksut Mine in Turkey was being temporarily closed. Both Artemis and Marathon underperformed on news of higher-than-expected capital costs at their development projects. The Fund’s underweights to Newcrest Mining Ltd. and AngloGold Ashanti Ltd. also detracted from results.
Our outlook for precious metals companies is positive.
We believe the short-term outlook for gold prices depends largely on economic data and the resulting impact on U.S. interest rates, inflation, and the U.S. dollar. With economic

Allspring Precious Metals Fund  |  9

Performance highlights (unaudited)
growth decelerating during the most recent quarter and inflation expectations falling, bond yields are expected to continue to moderate over the short term. Given gold’s historical inverse relationship to real yields, we would expect the current environment to remain a tailwind for gold prices.
Over the longer term, we believe the gold price will be supported by a slowing economy and a weaker dollar brought on by the eventual start of a Fed easing cycle. Given the current gold price environment and our longer-term outlook, we believe the outlook for the gold-mining industry is positive.
We believe gold-related stocks may have better appreciation potential than the metal itself. However, stock selection will remain important because, in our view, company fundamentals tend to drive stock prices. We believe higher-quality companies with internal growth catalysts, such as effective execution of business plans and mining successes, are most likely to outperform their peers.

10  |  Allspring Precious Metals Fund

Consolidated fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2022 to March 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2022	Ending account value 3-31-2023	Consolidated expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,355.92	$ 6.40	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$ 5.49	1.09%
Class C
Actual	$1,000.00	$1,350.40	$10.78	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.76	$ 9.25	1.84%
Administrator Class
Actual	$1,000.00	$1,356.51	$ 5.58	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$ 4.78	0.95%
Institutional Class
Actual	$1,000.00	$1,357.95	$ 4.64	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	$ 3.98	0.79%
1 Consolidated expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

Allspring Precious Metals Fund  |  11

Consolidated portfolio of investments—March 31, 2023

	Shares	Value
Common stocks: 91.92%
Australia: 8.06%
Evolution Mining Limited (Materials, Metals & mining)	800,000	$ 1,660,990
Newcrest Mining Limited (Materials, Metals & mining)	702,294	12,536,223
Northern Star Resources Limited (Materials, Metals & mining)	1,385,412	11,360,596
		25,557,809
Canada: 62.46%
Agnico-Eagle Mines Limited (Materials, Metals & mining)	304,527	15,524,906
Agnico-Eagle Mines Limited-Legend Shares (Materials, Metals & mining)	35,000	1,783,950
Agnico-Eagle Mines Limited-U.S. Exchange Traded Shares (Materials, Metals & mining)	114,164	5,818,939
Alamos Gold Incorporated Class A (Materials, Metals & mining)	1,103,980	13,478,113
Artemis Gold Incorporated (Materials, Metals & mining) †	1,100,000	3,646,320
Ascot Resources Limited (Materials, Metals & mining) †	2,650,000	1,352,941
B2Gold Corporation (Materials, Metals & mining)	3,300,000	13,038,846
Barrick Gold Corporation (Materials, Metals & mining)	915,723	17,004,976
Centerra Gold Incorporated (Materials, Metals & mining)	200,000	1,291,898
Centerra Gold Incorporated-Legend Shares (Materials, Metals & mining) 144A	250,000	1,614,872
Dundee Precious Metals Incorporated (Materials, Metals & mining)	1,075,000	7,842,767
Franco-Nevada Corporation-Legend Shares (Materials, Metals & mining) 144A	120,948	17,641,494
Kinross Gold Corporation (Materials, Metals & mining)	2,732,483	12,858,744
Lundin Gold Incorporated (Materials, Metals & mining)	1,150,000	13,427,303
MAG Silver Corporation (Materials, Metals & mining) †	500,000	6,318,905
MAG Silver Corporation-Legend Shares (Materials, Metals & mining)	100,000	1,262,301
Marathon Gold Corporation (Materials, Metals & mining) †	700,000	414,354
Orla Mining Limited (Materials, Metals & mining) †	300,000	1,422,863
Osisko Mining Incorporated (Materials, Metals & mining) †	450,000	1,431,743
Pan American Silver Corporation (Materials, Metals & mining)	265,000	4,823,000
SilverCrest Metals Incorporated (Materials, Metals & mining) †	1,185,000	8,426,082
Skeena Resources Limited (Materials, Metals & mining) †	300,000	1,837,958
SSR Mining Incorporated (Materials, Metals & mining)	195,000	2,948,400
SSR Mining Incorporated-U.S. Exchange Traded Shares (Materials, Metals & mining)	403,552	6,103,295
Torex Gold Resources Incorporated (Materials, Metals & mining)	360,000	5,990,677
Torex Gold Resources Incorporated-Legend Shares (Materials, Metals & mining) 144A	185,000	3,078,542
Torex Gold Resources Incorporated-Legend Shares (Materials, Metals & mining)	266,250	4,430,605
Triple Flag Precious Metals Corporation (Materials, Metals & mining)	210,000	3,127,858
Wheaton Precious Metals Corporation (Materials, Metals & mining)	12,950	623,689
The accompanying notes are an integral part of these consolidated financial statements.

12  |  Allspring Precious Metals Fund

Consolidated portfolio of investments—March 31, 2023

	Shares	Value
Canada: (continued)
Wheaton Precious Metals Corporation-U.S. Exchange Traded Shares (Materials, Metals & mining)	370,000	$ 17,819,200
Yamana Gold Incorporated (Materials, Metals & mining)	300,000	1,749,168
		198,134,709
South Africa: 6.91%
AngloGold Ashanti Limited ADR (Materials, Metals & mining)	300,591	7,271,296
Gold Fields Limited ADR (Materials, Metals & mining)	1,100,000	14,652,000
		21,923,296
United Kingdom: 5.24%
Endeavour Mining plc (Materials, Metals & mining)	690,000	16,628,413
United States: 9.25%
Newmont Corporation (Materials, Metals & mining)	140,802	6,902,114
Newmont Corporation-Toronto Exchange Traded Shares (Materials, Metals & mining)	131,348	6,434,740
Royal Gold Incorporated (Materials, Metals & mining)	123,436	16,010,884
		29,347,738
Total Common stocks (Cost $168,150,377)		291,591,965

	Expiration date
Rights: 0.00%
Canada: 0.00%
Kinross Gold Corporation Contingent Value Rights (Materials, Metals & mining) ♦†	3-1-2032	75,000	0
Total Rights (Cost $0)			0

Warrants: 0.00%
Canada: 0.00%
Marathon Gold Corporation (Materials, Metals & mining) ♦†	9-20-2024	250,000	0
Total Warrants (Cost $0)			0

	Troy ounces
Commodities: 4.78%
Gold Bullion *	7,690	15,157,203
Total Commodities (Cost $4,532,552)		15,157,203

The accompanying notes are an integral part of these consolidated financial statements.

Allspring Precious Metals Fund  |  13

Consolidated portfolio of investments—March 31, 2023

		Yield	Shares	Value
Short-term investments: 3.08%
Investment companies: 3.08%
Allspring Government Money Market Fund Select Class ♠∞		4.69%	9,767,739	$ 9,767,739
Total Short-term investments (Cost $9,767,739)				9,767,739
Total investments in securities (Cost $182,450,668)	99.78%			316,516,907
Other assets and liabilities, net	0.22			686,840
Total net assets	100.00%			$317,203,747

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♦	The security is fair valued in accordance with Allspring Funds Management's valuation procedures, as the Board-designated valuation designee.
*	Represents an investment held in Special Investments (Cayman) SPC, the consolidated entity.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$8,444,788	$69,237,222	$(67,914,271)	$0	$0	$9,767,739	9,767,739	$134,275
The accompanying notes are an integral part of these consolidated financial statements.

14  |  Allspring Precious Metals Fund

Consolidated statement of assets and liabilities—March 31, 2023

Assets
Investments in unaffiliated securities, at value (cost $168,150,377)	$ 291,591,965
Investments in affiliated securities, at value (cost $9,767,739)	9,767,739
Investments in commodities, at value (cost $4,532,552)	15,157,203
Cash	72,374
Foreign currency, at value (cost $101,702)	101,768
Receivable for dividends	499,742
Receivable for Fund shares sold	406,687
Prepaid expenses and other assets	87,219
Total assets	317,684,697
Liabilities
Payable for Fund shares redeemed	178,188
Management fee payable	113,125
Administration fees payable	45,742
Shareholder servicing fees payable	41,776
Transfer agent fee payable	34,764
Distribution fee payable	5,762
Trustees’ fees and expenses payable	1,520
Accrued expenses and other liabilities	60,073
Total liabilities	480,950
Total net assets	$317,203,747
Net assets consist of
Paid-in capital	$ 329,328,391
Total distributable loss	(12,124,644)
Total net assets	$317,203,747
Computation of net asset value and offering price per share
Net assets – Class A	$ 167,510,721
Shares outstanding – Class A1	3,474,009
Net asset value per share – Class A	$48.22
Maximum offering price per share – Class A2	$51.16
Net assets – Class C	$ 9,252,576
Shares outstanding – Class C1	218,035
Net asset value per share – Class C	$42.44
Net assets – Administrator Class	$ 25,300,444
Shares outstanding – Administrator Class[1]	519,982
Net asset value per share – Administrator Class	$48.66
Net assets – Institutional Class	$ 115,140,006
Shares outstanding – Institutional Class[1]	2,344,574
Net asset value per share – Institutional Class	$49.11
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Precious Metals Fund  |  15

Consolidated statement of operations—year ended March 31, 2023

Investment income
Dividends (net of foreign withholdings taxes of $664,372)	$ 5,651,732
Income from affiliated securities	134,275
Total investment income	5,786,007
Expenses
Management fee	1,902,930
Administration fees
Class A	330,913
Class C	18,492
Administrator Class	27,010
Institutional Class	137,277
Shareholder servicing fees
Class A	393,944
Class C	22,014
Administrator Class	51,943
Distribution fee
Class C	65,963
Custody and accounting fees	36,814
Professional fees	65,721
Registration fees	54,470
Shareholder report expenses	41,151
Trustees’ fees and expenses	20,205
Transfer agent fees	4,385
Other fees and expenses	15,757
Total expenses	3,188,989
Less: Fee waivers and/or expense reimbursements
Fund-level	(204,371)
Class A	(55,652)
Class C	(2,530)
Administrator Class	(19,405)
Net expenses	2,907,031
Net investment income	2,878,976
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(119,568)
Net change in unrealized gains (losses) on
Unaffiliated securities	(49,636,318)
Commodities	263,264
Net change in unrealized gains (losses) on investments	(49,373,054)
Net realized and unrealized gains (losses) on investments	(49,492,622)
Net decrease in net assets resulting from operations	$(46,613,646)
The accompanying notes are an integral part of these consolidated financial statements.

16  |  Allspring Precious Metals Fund

Consolidated statement of changes in net assets

	Year ended March 31, 2023		Year ended March 31, 2022
Operations
Net investment income		$ 2,878,976		$ 2,289,676
Net realized gains (losses) on investments		(119,568)		11,771,865
Net change in unrealized gains (losses) on investments		(49,373,054)		43,339,500
Net increase (decrease) in net assets resulting from operations		(46,613,646)		57,401,041
Distributions to shareholders from
Net investment income and net realized gains
Class A		(2,956,684)		(2,465,823)
Class C		(144,308)		(23,828)
Administrator Class		(443,165)		(285,008)
Institutional Class		(2,106,907)		(1,978,706)
Total distributions to shareholders		(5,651,064)		(4,753,365)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	584,270	26,451,279	635,264	31,820,827
Class C	23,913	948,346	34,189	1,491,358
Administrator Class	405,456	17,875,345	546,383	27,219,384
Institutional Class	910,151	40,502,765	908,294	46,314,183
		85,777,735		106,845,752
Reinvestment of distributions
Class A	66,225	2,743,689	50,693	2,290,305
Class C	3,934	143,766	590	23,631
Administrator Class	10,504	438,944	6,179	281,352
Institutional Class	41,254	1,739,258	32,848	1,507,057
		5,065,657		4,102,345
Payment for shares redeemed
Class A	(994,493)	(41,172,521)	(999,369)	(48,762,130)
Class C	(63,233)	(2,396,577)	(72,521)	(3,120,098)
Administrator Class	(350,294)	(15,010,210)	(393,345)	(19,388,309)
Institutional Class	(1,135,668)	(48,911,874)	(1,081,288)	(53,579,450)
		(107,491,182)		(124,849,987)
Net decrease in net assets resulting from capital share transactions		(16,647,790)		(13,901,890)
Total increase (decrease) in net assets		(68,912,500)		38,745,786
Net assets
Beginning of period		386,116,247		347,370,461
End of period		$ 317,203,747		$ 386,116,247
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Precious Metals Fund  |  17

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$54.61	$46.95	$35.30	$33.94	$32.80
Net investment income (loss)	0.38 [1]	0.27 [1]	0.08	(0.03) [1]	(0.03) [1]
Net realized and unrealized gains (losses) on investments	(5.91)	8.03	12.35	1.44	1.17
Total from investment operations	(5.53)	8.30	12.43	1.41	1.14
Distributions to shareholders from
Net investment income	(0.86)	(0.64)	(0.78)	(0.05)	0.00
Net asset value, end of period	$48.22	$54.61	$46.95	$35.30	$33.94
Total return[2]	(9.87)%	17.96%	34.95%	4.13%	3.48%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.18%	1.17%	1.20%	1.22%
Net expenses	1.09%	1.09%	1.09%	1.09%	1.09%
Net investment income (loss)	0.89%	0.55%	0.12%	(0.08)%	(0.11)%
Supplemental data
Portfolio turnover rate[3]	9%	15%	22%	25%	19%
Net assets, end of period (000s omitted)	$167,511	$208,497	$193,949	$147,020	$162,860

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.
The accompanying notes are an integral part of these consolidated financial statements.

18  |  Allspring Precious Metals Fund

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$48.30	$41.35	$30.87	$29.88	$29.09
Net investment income (loss)	0.05 [1]	(0.09) [1]	(0.32) [1]	(0.29) [1]	(0.24) [1]
Net realized and unrealized gains (losses) on investments	(5.25)	7.13	10.80	1.28	1.03
Total from investment operations	(5.20)	7.04	10.48	0.99	0.79
Distributions to shareholders from
Net investment income	(0.66)	(0.09)	0.00	0.00	0.00
Net asset value, end of period	$42.44	$48.30	$41.35	$30.87	$29.88
Total return[2]	(10.56)%	17.07%	33.95%	3.31%	2.72%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.93%	1.92%	1.95%	1.97%
Net expenses	1.84%	1.84%	1.84%	1.84%	1.84%
Net investment income (loss)	0.13%	(0.21)%	(0.68)%	(0.83)%	(0.88)%
Supplemental data
Portfolio turnover rate[3]	9%	15%	22%	25%	19%
Net assets, end of period (000s omitted)	$9,253	$12,241	$12,039	$11,834	$14,908

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Precious Metals Fund  |  19

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$55.06	$47.36	$35.66	$34.29	$33.09
Net investment income	0.47 [1]	0.38 [1]	0.17 [1]	0.02 [1]	0.01 [1]
Net realized and unrealized gains (losses) on investments	(5.98)	8.05	12.47	1.45	1.19
Total from investment operations	(5.51)	8.43	12.64	1.47	1.20
Distributions to shareholders from
Net investment income	(0.89)	(0.73)	(0.94)	(0.10)	0.00
Net asset value, end of period	$48.66	$55.06	$47.36	$35.66	$34.29
Total return	(9.75)%	18.13%	35.13%	4.24%	3.63%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.10%	1.09%	1.12%	1.14%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.07%	0.78%	0.31%	0.06%	0.04%
Supplemental data
Portfolio turnover rate[2]	9%	15%	22%	25%	19%
Net assets, end of period (000s omitted)	$25,300	$25,016	$13,976	$7,994	$8,086

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.
The accompanying notes are an integral part of these consolidated financial statements.

20  |  Allspring Precious Metals Fund

Consolidated financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$55.50	$47.74	$35.96	$34.57	$33.30
Net investment income	0.64	0.50	0.24	0.09 [1]	0.04
Net realized and unrealized gains (losses) on investments	(6.11)	8.07	12.59	1.46	1.23
Total from investment operations	(5.47)	8.57	12.83	1.55	1.27
Distributions to shareholders from
Net investment income	(0.92)	(0.81)	(1.05)	(0.16)	0.00
Net asset value, end of period	$49.11	$55.50	$47.74	$35.96	$34.57
Total return	(9.59)%	18.30%	35.34%	4.43%	3.81%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.85%	0.84%	0.87%	0.89%
Net expenses	0.79%	0.79%	0.79%	0.79%	0.79%
Net investment income	1.18%	0.85%	0.37%	0.22%	0.21%
Supplemental data
Portfolio turnover rate[2]	9%	15%	22%	25%	19%
Net assets, end of period (000s omitted)	$115,140	$140,363	$127,406	$107,907	$95,431

[1]	Calculated based upon average shares outstanding
[2]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.
The accompanying notes are an integral part of these consolidated financial statements.

Allspring Precious Metals Fund  |  21

Notes to consolidated financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These consolidated financial statements report on the Allspring Precious Metals Fund (the "Fund") which is a non-diversified series of the Trust.
2. INVESTMENT IN SUBSIDIARY
The Fund invests in precious metals and minerals through Special Investments (Cayman) SPC (the “Subsidiary”), a wholly owned subsidiary incorporated on May 3, 2005 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of March 31, 2023, the Subsidiary held $15,157,203 in gold bullion representing 99.62% of its net assets. The Fund is the sole shareholder of the Subsidiary. As of March 31, 2023, the Fund held $15,215,254, in the Subsidiary, representing 4.80% of the Fund’s net assets prior to consolidation.
The consolidated financial statements of the Fund include the financial results of the Subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.
3. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee established by Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2023, such fair value pricing was used in pricing certain foreign securities.
Investments in commodities are valued at their last traded price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of

22  |  Allspring Precious Metals Fund

Notes to consolidated financial statements
valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of March 31, 2023, the aggregate cost of all investments for federal income tax purposes was $192,394,369 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$131,245,063
Gross unrealized losses	(7,122,525)
Net unrealized gains	$124,122,538

Allspring Precious Metals Fund  |  23

Notes to consolidated financial statements
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The primary cause of these differences was net operating loss. These reclassifications have no effect on net assets or net asset values per share. At March 31, 2023, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable loss
$(1,087,639)	$1,087,639
As of March 31, 2023, the Fund had capital loss carryforwards which consisted of $38,384,096 in short-term capital losses and $97,685,156 in long-term capital losses.
As of March 31, 2023, the Fund had a qualified late-year ordinary loss of $169,332 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
4. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24  |  Allspring Precious Metals Fund

Notes to consolidated financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$ 0	$ 25,557,809	$0	$ 25,557,809
Canada	168,322,945	29,811,764	0	198,134,709
South Africa	21,923,296	0	0	21,923,296
United Kingdom	16,628,413	0	0	16,628,413
United States	29,347,738	0	0	29,347,738
Rights
Canada	0	0	0	0
Warrants
Canada	0	0	0	0
Commodities	15,157,203	0	0	15,157,203
Short-term investments
Investment companies	9,767,739	0	0	9,767,739
Total assets	$261,147,334	$55,369,573	$0	$316,516,907
Additional sector, industry or geographic detail, if any, is included in the Consolidated Portfolio of Investments.
For the year ended March 31, 2023, the Fund did not have any transfers into/out of Level 3.
5. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.650%
Next $500 million	0.600
Next $1 billion	0.550
Next $2 billion	0.525
Next $1 billion	0.500
Next $5 billion	0.490
Over $10 billion	0.480
For the year ended March 31, 2023, the management fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.
The Subsidiary has entered into a separate advisory contract with Allspring Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Allspring Funds Management a fee for its services.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is

Allspring Precious Metals Fund  |  25

Notes to consolidated financial statements
entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of March 31, 2023, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.09%
Class C	1.84
Administrator Class	0.95
Institutional Class	0.79
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2023, Allspring Funds Distributor received $9,223 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

26  |  Allspring Precious Metals Fund

Notes to consolidated financial statements
6. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2023 were $25,095,026 and $43,798,498, respectively. These amounts include purchase and sales transactions of the Subsidiary.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended March 31, 2023, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $5,651,064 and $4,753,365 of ordinary income for the years ended March 31, 2023 and March 31, 2022, respectively.
As of March 31, 2023, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Late-year ordinary losses deferred	Capital loss carryforward
$124,122,336	$(169,332)	$(136,069,252)
9. CONCENTRATION RISKS
The Fund concentrated its portfolio of investments in precious metals and minerals with a geographic emphasis in Canada. A fund that invests a substantial portion of its assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Allspring Precious Metals Fund  |  27

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Allspring Precious Metals Fund and subsidiary (the Fund), one of the funds constituting Allspring Funds Trust, including the consolidated portfolio of investments, as of March 31, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
May 25, 2023

28  |  Allspring Precious Metals Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 16% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $5,161,064 of income dividends paid during the fiscal year ended March 31, 2023 has been designated as qualified dividend income (QDI).
Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended March 31, 2023. Additional details will be available in the semiannual report.
Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$654,386	$0.0998	48%
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Precious Metals Fund  |  29

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

30  |  Allspring Precious Metals Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Precious Metals Fund  |  31

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

32  |  Allspring Precious Metals Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-04052023-afoirp1c 05-23
AR0654 03-23

Annual Report
March 31, 2023
Allspring
Discovery Innovation Fund
(formerly, Allspring Specialized Technology Fund)

The views expressed and any forward-looking statements are as of March 31, 2023, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Discovery Innovation Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Discovery Innovation Fund for the 12-month period that ended March 31, 2023. Effective September 6, 2022, the Fund changed its name from Allspring Specialized Technology Fund to Allspring Discovery Innovation Fund. Globally, stocks and bonds experienced heightened volatility and poor performance through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns, which were removed in December.
For the 12-month period, stocks and bonds––both domestic U.S. and global––suffered broad losses. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -7.73%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -5.07%, while the MSCI EM Index (Net) (USD)3 had weaker performance, with a decline of 10.70%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -4.78%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 10.72%, the Bloomberg Municipal Bond Index6 gained 0.26%, and the ICE BofA U.S. High Yield Index7 fell 3.50%.
High inflation and central bank rate hikes rocked markets.
In April 2022, market headwinds created by Russia’s invasion of Ukraine in February continued, with broad and deep losses as both the S&P 500 and MSCI ACWI (Net)8 fell 8% or more for the month and commodity shortages added to global inflation. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. The ensuing global ripple effect compounded existing supply shortages. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Federal Reserve (Fed) monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales increased for the fourth consecutive month in April—a sign of consumer resilience.
“ In April 2022, market headwinds created by Russia’s invasion of Ukraine in February continued, with broad and deep losses as both the S&P 500 Index and MSCI All Country World Index fell 8% or more for the month and commodity shortages added to global inflation.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
[8]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

2  |  Allspring Discovery Innovation Fund

Letter to shareholders (unaudited)
In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilient U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act.  Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September as all asset classes suffered major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year winded down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains––employers added more than 500,000 jobs––and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
“In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation.”

[1]	The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Discovery Innovation Fund  |  3

Letter to shareholders (unaudited)
Financial markets declined in February as investors responded unfavorably to resilient economic data. The takeaway: Central banks will likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate has not been falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The sudden banking industry uncertainty led some clients of regional banks to transfer deposits to a handful of U.S. banking giants while bank shareholders sold stock. The banking industry turmoil could make the job of central banks more challenging as they weigh inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. The U.S. labor market remained resilient. The euro-area composite Purchasing Managers’ Index1 rose to 53.70, indicating expansion, for March. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The Purchasing Managers' Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.

4  |  Allspring Discovery Innovation Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith#, Christopher J. Warner, CFA#
Average annual total returns (%) as of March 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFSTX)	9-18-2000	-25.94	8.96	15.02	-21.42	10.26	15.71	1.28	1.23
Class C (WFTCX)	9-18-2000	-23.09	9.45	15.03	-22.09	9.45	15.03	2.03	1.98
Administrator Class (WFTDX)	7-30-2010	–	–	–	-21.30	10.36	15.84	1.20	1.15
Institutional Class (WFTIX)[3]	10-31-2016	–	–	–	-21.13	10.62	16.01	0.95	0.90
Russell 3000® Growth Index[4]	–	–	–	–	-10.88	13.02	14.16	–	–
S&P North American Technology Sector Index[5]	–	–	–	–	-11.73	14.66	17.98	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through July 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.23% for Class A, 1.98% for Class C, 1.15% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[4]	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index. The Fund has changed its primary benchmark from the S&P North American Technology Sector Index to the Russell 3000® Growth Index to more accurately reflect the revised strategy of the Fund. The S&P North American Technology Sector Index will remain as a secondary benchmark for the Fund.
[5]	The S&P North American Technology Sector Index is a modified market-capitalization-weighted index of select technology stocks. You cannot invest directly in an index
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Funds that concentrate their investments in limited sectors, such as information technology, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to convertible securities risk, foreign investment risk, non-diversification risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
#	Mr. Smith and Mr. Warner became portfolio managers of the Fund on July 15, 2022.

6  |  Allspring Discovery Innovation Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of March 31, 20231
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Growth Index and S&P North American Technology Sector Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Allspring Discovery Innovation Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Discovery Growth Equity team assumed management of the Fund on September 6, 2022, at which time the Russell 3000® Growth Index replaced the S&P North American Technology Sector Index as the Fund’s primary benchmark.
■	The Fund underperformed the Russell 3000® Growth Index for the 12-month period that ended March 31, 2023.
■	Holdings within the information technology (IT) and communication services sectors detracted from performance.
■	Security selection within the consumer discretionary and financials sectors contributed to the Fund’s performance.
Inflation and monetary policy dominated market sentiment.
Over the past year, a continual stream of macro headlines created high volatility for investors. Market sentiment fluctuated as investors grappled with high inflation, tightening Federal Reserve (Fed) policy, supply chain disruptions, and the war in Ukraine. Amid this uncertainty, the dominant storyline was persistently high inflation as the headline year-over-year U.S. Consumer Price Index* reached the highest levels in more than 40 years. In response, the Fed’s monetary policy became hawkish and materially tightened financial conditions. The markets reacted swiftly and sharply. Volatility spiked over renewed concerns that the Fed may overshoot a soft landing, driving the economy into a recession. As a result, rising discount rates pressured valuations of long-duration growth stocks—those businesses with superior revenue growth projected years into the future. Additionally, investors rotated out of IT and e-commerce stocks due to concerns that a recession would reduce IT and consumer spending. For many companies with disruptive technologies, a disconnection emerged between stock prices and underlying fundamentals. By March 2023, multiple regional banks collapsed as depositors sought higher rates elsewhere. With the strain of the high rates beginning to weigh on the economy, investors shifted their focus to companies that exhibited profitability and resilient financial results
Holdings within the IT and communication services sectors detracted from performance.
MongoDB, Inc. (MDB), provides a global cloud “database-as-a-service” that interfaces with the largest public cloud providers. During the year, MongoDB provided cautious guidance as macro headwinds paused IT spending and increased layoffs. With less than half of corporate data currently stored in the cloud, MongoDB’s addressable market remains underpenetrated, providing a long runway of potential future growth. While we hold conviction in the long-term transition to the cloud, we are closely monitoring MongoDB’s fundamentals.
Ten largest holdings (%) as of March 31, 2023[1]
Microsoft Corporation	9.56
Alphabet Incorporated Class C	7.99
Visa Incorporated Class A	6.96
Teledyne Technologies Incorporated	6.16
Amazon.com Incorporated	4.48
UnitedHealth Group Incorporated	3.90
Novanta Incorporated	3.79
Chipotle Mexican Grill Incorporated	3.50
Apple Incorporated	3.27
WNS Holdings Limited ADR	2.90
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Within communication services, ZoomInfo Technologies, Inc. (ZI), hosts a global database that connects sales and marketing professionals with prospective clients. During the year, layoffs within the tech industry and economic headwinds elongated the sales cycle for ZoomInfo. The company is shifting tactics to diversify its client base and strategically target C-suite relationships. Additionally, the quality of the company’s profitability metrics is among the highest in its industry. Despite current economic uncertainties, we remain a believer in ZoomInfo’s long-term growth opportunity.
Security selection within the consumer discretionary sector contributed to the Fund’s performance.
MercadoLibre, Inc. (MELI), is the leading e-commerce provider in Latin America. While competitors have attempted to capture market share, MercadoLibre’s proprietary shipping network and extensive fulfillment centers have allowed the company to retain its edge. In addition, the company has a

*	The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

8  |  Allspring Discovery Innovation Fund

Performance highlights (unaudited)
suite of payment options that provide essential banking solutions to consumers and creditors. During the year, MercadoLibre exceeded revenue estimates and improved margins, in part due to increased advertising revenue from its e-commerce platform. We continue to hold high conviction in MercadoLibre’s ability to generate long-term growth.
Also within consumer discretionary, Chipotle Mexican Grill, Inc. (CMG), reported favorable results across various key performance indicators. By focusing on employee benefits, such as competitive wages, career path development, and retirement benefits, the company has positively navigated the severe labor shortages facing the restaurant industry. Additionally, Chipotle has improved profit margins by incrementally raising prices and reducing advertising spending. With full ownership of all locations, the company has built a strong balance sheet and avoided the complexity of franchise partners. We believe Chipotle’s strong business model, loyal customers, and expanding footprint are positioning the company for superior long-term growth.
Sector allocation as of March 31, 2023[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
The growth of a business remains our north star.
As fundamentals become a key return driver later in the business cycle, we see opportunity for growth stocks relative to cyclical businesses with greater exposure to the weakening economy. Estimates for S&P 500 Index* earnings growth in 2023 have begun to decline, which is an indication that policy tightening is starting to flow through to the real economy. As growth expectations compress downward, companies that can grow organically through a rough economic patch are harder to find. We believe this is a rather compelling case for investing in growth equities. Relative valuations of growth stocks compared with the broad market are near their long-term average and, in our view, have likely completed the bulk of their de-rating in this cycle.
Despite our bullishness for growth stocks, the range of outcomes for the economy remains very wide in 2023. We believe the events from the past quarter—easing inflation, the banking crisis, shifting rate expectations—have created tailwinds for our investing style, but it is still important to be mindful of risks. As a result, we remain selective and favor companies with durable fundamentals and a higher certainty of meeting expectations. Furthermore, we have diligently continued to adjust portfolio construction. Exposure to idiosyncratic and resilient “core” growth holdings has increased while maintaining a balanced exposure to higher-growth “developing situations.”
Over the long term, we believe the growth of an underlying business is the dominant driver of equity returns and is the guiding principle of our investment philosophy. Therefore, we are of the opinion that the fundamental growth of our portfolios will be unlocked and reward the patience of our shareholders with strong future performance.

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

Allspring Discovery Innovation Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2022 to March 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2022	Ending account value 3-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,100.63	$ 6.44	1.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$ 6.19	1.23%
Class C
Actual	$1,000.00	$1,095.93	$10.35	1.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.06	$ 9.95	1.98%
Administrator Class
Actual	$1,000.00	$1,101.42	$ 6.03	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$ 5.79	1.15%
Institutional Class
Actual	$1,000.00	$1,101.95	$ 4.72	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$ 4.53	0.90%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Discovery Innovation Fund

Portfolio of investments—March 31, 2023

	Shares	Value
Common stocks: 97.89%
Communication services: 12.92%
Entertainment: 2.57%
Activision Blizzard Incorporated	38,871	$ 3,326,969
Spotify Technology SA †	52,719	7,044,313
		10,371,282
Interactive media & services: 10.35%
Alphabet Incorporated Class C †	309,852	32,224,608
Bumble Incorporated Class A †	109,700	2,144,635
IAC/InterActiveCorp †	71,078	3,667,625
ZoomInfo Technologies Incorporated †	150,559	3,720,313
		41,757,181
Consumer discretionary: 10.82%
Broadline retail: 7.32%
Amazon.com Incorporated †	175,179	18,094,239
Global-E Online Limited †	92,313	2,975,248
MercadoLibre Incorporated †	6,438	8,485,670
		29,555,157
Hotels, restaurants & leisure: 3.50%
Chipotle Mexican Grill Incorporated †	8,257	14,105,351
Financials: 16.03%
Capital markets: 2.83%
MSCI Incorporated	8,897	4,979,562
S&P Global Incorporated	18,730	6,457,542
		11,437,104
Financial services: 10.84%
Adyen NV ADR †	138,645	2,196,137
Fiserv Incorporated †	98,528	11,136,620
MasterCard Incorporated Class A	6,368	2,314,195
Visa Incorporated Class A	124,526	28,075,632
		43,722,584
Insurance: 2.36%
Progressive Corporation	66,645	9,534,234
Health care: 11.95%
Biotechnology: 0.75%
Exact Sciences Corporation †	44,797	3,037,685
Health care equipment & supplies: 1.30%
Intuitive Surgical Incorporated †	20,484	5,233,047
Health care providers & services: 5.17%
HealthEquity Incorporated †	86,967	5,105,833
UnitedHealth Group Incorporated	33,294	15,734,411
		20,840,244
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Innovation Fund  |  11

Portfolio of investments—March 31, 2023

	Shares	Value
Life sciences tools & services: 4.73%
Bio-Rad Laboratories Incorporated Class A †	21,280	$ 10,193,546
Bio-Techne Corporation	93,677	6,949,897
Illumina Incorporated †	8,382	1,949,234
		19,092,677
Industrials: 4.82%
Ground transportation: 1.45%
J.B. Hunt Transport Services Incorporated	33,231	5,830,711
Professional services: 3.37%
Automatic Data Processing Incorporated	8,590	1,912,392
WNS Holdings Limited ADR †	125,416	11,685,009
		13,597,401
Information technology: 41.35%
Communications equipment: 1.73%
Motorola Solutions Incorporated	24,358	6,969,555
Electronic equipment, instruments & components: 9.95%
Novanta Incorporated †	96,029	15,277,254
Teledyne Technologies Incorporated †	55,546	24,849,059
		40,126,313
IT services: 3.02%
Globant SA †	41,413	6,792,146
MongoDB Incorporated †	23,165	5,400,225
		12,192,371
Professional services: 0.66%
Maximus Incorporated	33,918	2,669,347
Semiconductors & semiconductor equipment: 5.90%
Advanced Micro Devices Incorporated †	31,697	3,106,623
Enphase Energy Incorporated †	28,806	6,057,326
Impinj Incorporated †	31,394	4,254,515
Micron Technology Incorporated	76,097	4,591,693
Monolithic Power Systems Incorporated	5,546	2,775,995
Wolfspeed Incorporated †	46,536	3,022,513
		23,808,665
Software: 16.82%
BILL Holdings Incorporated †	45,438	3,686,839
Crowdstrike Holdings Incorporated Class A †	46,443	6,374,766
Gen Digital	76,407	1,311,144
HubSpot Incorporated †	20,422	8,755,933
Microsoft Corporation	133,763	38,563,868
Oracle Corporation	31,041	2,884,330
Tyler Technologies Incorporated †	17,788	6,308,336
		67,885,216
Technology hardware, storage & peripherals: 3.27%
Apple Incorporated	80,064	13,202,554
Total Common stocks (Cost $321,869,054)		394,968,679

The accompanying notes are an integral part of these financial statements.

12  |  Allspring Discovery Innovation Fund

Portfolio of investments—March 31, 2023

		Yield	Shares	Value
Short-term investments: 2.29%
Investment companies: 2.29%
Allspring Government Money Market Fund Select Class ♠∞		4.69%	9,241,903	$ 9,241,903
Total Short-term investments (Cost $9,241,903)				9,241,903
Total investments in securities (Cost $331,110,957)	100.18%			404,210,582
Other assets and liabilities, net	(0.18)			(710,050)
Total net assets	100.00%			$403,500,532

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$31,826,516	$117,338,727	$(139,923,340)	$0	$0	$ 9,241,903	9,241,903	$ 258,429
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	786,600	78,600	(865,200)	0	0	0	0	43 #
				$0	$0	$9,241,903		$258,472

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Innovation Fund  |  13

Statement of assets and liabilities—March 31, 2023

Assets
Investments in unaffiliated securities, at value (cost $321,869,054)	$ 394,968,679
Investments in affiliated securities, at value (cost $9,241,903)	9,241,903
Receivable for Fund shares sold	89,415
Receivable for dividends	86,358
Prepaid expenses and other assets	68,171
Total assets	404,454,526
Liabilities
Payable for Fund shares redeemed	417,170
Management fee payable	212,785
Shareholder servicing fees payable	81,418
Administration fees payable	71,263
Distribution fee payable	3,538
Accrued expenses and other liabilities	167,820
Total liabilities	953,994
Total net assets	$403,500,532
Net assets consist of
Paid-in capital	$ 375,288,254
Total distributable earnings	28,212,278
Total net assets	$403,500,532
Computation of net asset value and offering price per share
Net assets – Class A	$ 362,753,711
Shares outstanding – Class A1	40,474,537
Net asset value per share – Class A	$8.96
Maximum offering price per share – Class A2	$9.51
Net assets – Class C	$ 5,440,555
Shares outstanding – Class C1	1,312,910
Net asset value per share – Class C	$4.14
Net assets – Administrator Class	$ 6,305,031
Shares outstanding – Administrator Class[1]	668,178
Net asset value per share – Administrator Class	$9.44
Net assets – Institutional Class	$ 29,001,235
Shares outstanding – Institutional Class[1]	2,986,322
Net asset value per share – Institutional Class	$9.71
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Discovery Innovation Fund

Statement of operations—year ended March 31, 2023

Investment income
Dividends (net of foreign withholdings taxes of $21,937)	$ 1,734,640
Income from affiliated securities	258,475
Total investment income	1,993,115
Expenses
Management fee	3,638,127
Administration fees
Class A	821,172
Class C	13,711
Administrator Class	9,548
Institutional Class	53,308
Shareholder servicing fees
Class A	974,873
Class C	16,206
Administrator Class	18,349
Distribution fee
Class C	48,618
Custody and accounting fees	59,137
Professional fees	60,269
Registration fees	70,570
Shareholder report expenses	63,825
Trustees’ fees and expenses	21,289
Other fees and expenses	11,609
Total expenses	5,880,611
Less: Fee waivers and/or expense reimbursements
Fund-level	(286,687)
Class A	(78,207)
Administrator Class	(734)
Net expenses	5,514,983
Net investment loss	(3,521,868)
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(34,236,670)
Net change in unrealized gains (losses) on investments	(95,863,238)
Net realized and unrealized gains (losses) on investments	(130,099,908)
Net decrease in net assets resulting from operations	$(133,621,776)
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Innovation Fund  |  15

Statement of changes in net assets

	Year ended March 31, 2023		Year ended March 31, 2022
Operations
Net investment loss		$ (3,521,868)		$ (7,037,826)
Net realized gains (losses) on investments		(34,236,670)		87,045,702
Net change in unrealized gains (losses) on investments		(95,863,238)		(66,380,714)
Net increase (decrease) in net assets resulting from operations		(133,621,776)		13,627,162
Distributions to shareholders from
Net investment income and net realized gains
Class A		(77,771,985)		(143,063,634)
Class C		(2,125,424)		(4,200,146)
Administrator Class		(1,410,630)		(2,584,254)
Institutional Class		(6,753,501)		(19,099,092)
Total distributions to shareholders		(88,061,540)		(168,947,126)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	852,022	8,699,357	1,025,768	18,709,362
Class C	61,306	290,149	69,766	881,654
Administrator Class	83,471	914,122	109,867	2,157,542
Institutional Class	348,109	3,826,959	807,805	15,521,449
		13,730,587		37,270,007
Reinvestment of distributions
Class A	8,944,591	74,508,445	8,259,821	138,104,208
Class C	549,256	2,120,127	429,463	4,200,146
Administrator Class	158,499	1,390,039	146,691	2,550,952
Institutional Class	741,739	6,690,485	1,064,445	18,883,248
		84,709,096		163,738,554
Payment for shares redeemed
Class A	(5,446,007)	(54,863,931)	(4,175,414)	(73,339,383)
Class C	(452,426)	(2,496,526)	(295,041)	(3,224,878)
Administrator Class	(245,670)	(2,560,384)	(88,403)	(1,634,898)
Institutional Class	(2,392,279)	(26,303,223)	(2,000,907)	(37,260,346)
		(86,224,064)		(115,459,505)
Net increase in net assets resulting from capital share transactions		12,215,619		85,549,056
Total decrease in net assets		(209,467,697)		(69,770,908)
Net assets
Beginning of period		612,968,229		682,739,137
End of period		$ 403,500,532		$ 612,968,229
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Discovery Innovation Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$14.58	$18.55	$12.08	$13.33	$14.08
Net investment loss	(0.09) [1]	(0.19) [1]	(0.16)	(0.11)	(0.11)
Net realized and unrealized gains (losses) on investments	(3.21)	1.04	9.44	(0.01)	2.06
Total from investment operations	(3.30)	0.85	9.28	(0.12)	1.95
Distributions to shareholders from
Net realized gains	(2.32)	(4.82)	(2.81)	(1.13)	(2.70)
Net asset value, end of period	$8.96	$14.58	$18.55	$12.08	$13.33
Total return[2]	(21.42)%	1.26%	77.67%	(1.31)%	16.80%
Ratios to average net assets (annualized)
Gross expenses	1.34%	1.34%	1.35%	1.39%	1.40%
Net expenses	1.25%	1.33%	1.34%	1.37%	1.39%
Net investment loss	(0.81)%	(1.02)%	(0.98)%	(0.80)%	(0.77)%
Supplemental data
Portfolio turnover rate	117%	93%	146%	149%	107%
Net assets, end of period (000s omitted)	$362,754	$526,555	$575,422	$344,949	$401,990

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Innovation Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.51	$12.64	$8.80	$10.09	$11.38
Net investment loss	(0.09) [1]	(0.21) [1]	(0.17)	(0.16) [1]	(0.17) [1]
Net realized and unrealized gains (losses) on investments	(1.96)	0.90	6.82	(0.00) [2]	1.58
Total from investment operations	(2.05)	0.69	6.65	(0.16)	1.41
Distributions to shareholders from
Net realized gains	(2.32)	(4.82)	(2.81)	(1.13)	(2.70)
Net asset value, end of period	$4.14	$8.51	$12.64	$8.80	$10.09
Total return[3]	(22.09)%	0.51%	76.67%	(2.15)%	16.01%
Ratios to average net assets (annualized)
Gross expenses	2.08%	2.09%	2.10%	2.14%	2.15%
Net expenses	2.02%	2.09%	2.10%	2.13%	2.14%
Net investment loss	(1.57)%	(1.79)%	(1.75)%	(1.57)%	(1.52)%
Supplemental data
Portfolio turnover rate	117%	93%	146%	149%	107%
Net assets, end of period (000s omitted)	$5,441	$9,822	$12,017	$8,035	$11,615

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005)
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Discovery Innovation Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$15.17	$19.13	$12.40	$13.65	$14.34
Net investment loss	(0.08) [1]	(0.18) [1]	(0.16)	(0.10) [1]	(0.09) [1]
Net realized and unrealized gains (losses) on investments	(3.33)	1.04	9.70	(0.02)	2.10
Total from investment operations	(3.41)	0.86	9.54	(0.12)	2.01
Distributions to shareholders from
Net realized gains	(2.32)	(4.82)	(2.81)	(1.13)	(2.70)
Net asset value, end of period	$9.44	$15.17	$19.13	$12.40	$13.65
Total return	(21.30)%	1.28%	77.92%	(1.28)%	17.02%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.27%	1.27%	1.31%	1.32%
Net expenses	1.19%	1.26%	1.27%	1.28%	1.29%
Net investment loss	(0.74)%	(0.95)%	(0.91)%	(0.71)%	(0.65)%
Supplemental data
Portfolio turnover rate	117%	93%	146%	149%	107%
Net assets, end of period (000s omitted)	$6,305	$10,192	$9,636	$11,873	$22,480

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Allspring Discovery Innovation Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$15.48	$19.39	$12.51	$13.73	$14.37
Net investment loss	(0.06) [1]	(0.13)	(0.12)	(0.07)	(0.07)
Net realized and unrealized gains (losses) on investments	(3.39)	1.04	9.81	(0.02)	2.13
Total from investment operations	(3.45)	0.91	9.69	(0.09)	2.06
Distributions to shareholders from
Net realized gains	(2.32)	(4.82)	(2.81)	(1.13)	(2.70)
Net asset value, end of period	$9.71	$15.48	$19.39	$12.51	$13.73
Total return	(21.13)%	1.53%	78.30%	(1.05)%	17.25%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.01%	1.02%	1.06%	1.07%
Net expenses	0.95%	1.01%	1.02%	1.03%	1.04%
Net investment loss	(0.50)%	(0.71)%	(0.66)%	(0.47)%	(0.42)%
Supplemental data
Portfolio turnover rate	117%	93%	146%	149%	107%
Net assets, end of period (000s omitted)	$29,001	$66,399	$85,664	$48,504	$51,223

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Discovery Innovation Fund

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Discovery Innovation Fund (formerly, Allspring Specialized Technology Fund) (the "Fund") which is a non-diversified series of the Trust.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee established by Allspring Funds Management, LLC ("Allspring Funds Management").
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"), an

Allspring Discovery Innovation Fund  |  21

Notes to financial statements
affiliated non-registered investment company. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Investments in Securities Lending Fund were valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

22  |  Allspring Discovery Innovation Fund

Notes to financial statements
As of March 31, 2023, the aggregate cost of all investments for federal income tax purposes was $337,306,897 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 79,553,240
Gross unrealized losses	(12,649,555)
Net unrealized gains	$ 66,903,685
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating loss. At March 31, 2023, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(4,036,793)	$4,036,793
As of March 31, 2023, the Fund had capital loss carryforwards which consisted of $37,920,845 in short-term capital losses.
The Fund also had a qualified late-year ordinary loss of $769,024 which will be recognized on the first day of the following fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Discovery Innovation Fund  |  23

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 52,128,463	$0	$0	$ 52,128,463
Consumer discretionary	43,660,508	0	0	43,660,508
Financials	64,693,922	0	0	64,693,922
Health care	48,203,653	0	0	48,203,653
Industrials	19,428,112	0	0	19,428,112
Information technology	166,854,021	0	0	166,854,021
Short-term investments
Investment companies	9,241,903	0	0	9,241,903
Total assets	$404,210,582	$0	$0	$404,210,582
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended March 31, 2023, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $3 billion	0.640
Next $2 billion	0.615
Next $2 billion	0.605
Next $4 billion	0.580
Over $16 billion	0.555
Prior to July 15, 2022, the management fee rate was as follows:

24  |  Allspring Discovery Innovation Fund

Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.850%
Next $500 million	0.840
Next $1 billion	0.815
Next $2 billion	0.790
Next $1 billion	0.765
Next $5 billion	0.755
Over $10 billion	0.745
For the year ended March 31, 2023, the management fee was equivalent to an annual rate of 0.82% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase. Prior to July 15, 2022, Allianz Global Investors U.S., LLC, which is not an affiliate of Allspring Funds Management, was the subadviser to the Fund and was entitled to receive a fee from Allspring Funds Management at an annual rate which started at 0.57% and declined to 0.50% as the average daily net assets of the Fund increased.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2024 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. As of March 31, 2023, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.23%
Class C	1.98
Administrator Class	1.15
Institutional Class	0.90

Allspring Discovery Innovation Fund  |  25

Notes to financial statements
Prior to July 15, 2022, the Fund's expenses were contractually capped at 1.35% for Class A shares, 2.10% for Class C shares, 1.28% for Administrator Class shares, and 1.03% for Institutional Class shares.
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. Allspring Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A or Class C shares for the year ended March 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2023 were $503,937,764 and $558,541,244, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended March 31, 2023, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:
	Year ended March 31
	2023	2022
Ordinary income	$ 0	$ 59,299,754
Long-term capital gain	88,061,540	109,647,372
As of March 31, 2023, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Late-year ordinary losses deferred	Capital loss carryforward
$66,902,147	$(769,024)	$(37,920,845)
8. CONCENTRATION RISKS
The Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

26  |  Allspring Discovery Innovation Fund

Notes to financial statements
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Allspring Discovery Innovation Fund  |  27

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Discovery Innovation Fund (formerly, Allspring Specialized Technology Fund) (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
May 25, 2023

28  |  Allspring Discovery Innovation Fund

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $88,061,540 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2023.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring Discovery Innovation Fund  |  29

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

30  |  Allspring Discovery Innovation Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Discovery Innovation Fund  |  31

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

32  |  Allspring Discovery Innovation Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-04062023-zm3bosur 05-23
AR1600 03-23

Annual Report
March 31, 2023
Allspring Utility and
Telecommunications Fund

The views expressed and any forward-looking statements are as of March 31, 2023, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Utility and Telecommunications Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Utility and Telecommunications Fund for the 12-month period that ended March 31, 2023. Globally, stocks and bonds experienced heightened volatility and poor performance through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns, which were removed in December.
For the 12-month period, stocks and bonds––both domestic U.S. and global––suffered broad losses. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -7.73%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -5.07%, while the MSCI EM Index (Net) (USD)3 had weaker performance, with a decline of 10.70%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -4.78%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 10.72%, the Bloomberg Municipal Bond Index6 gained 0.26%, and the ICE BofA U.S. High Yield Index7 fell 3.50%.
High inflation and central bank rate hikes rocked markets.
In April 2022, market headwinds created by Russia’s invasion of Ukraine in February continued, with broad and deep losses as both the S&P 500 and MSCI ACWI (Net)8 fell 8% or more for the month and commodity shortages added to global inflation. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak. The ensuing global ripple effect compounded existing supply shortages. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Federal Reserve (Fed) monetary tightening moves.
Market volatility continued in May, although markets recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales increased for the fourth consecutive month in April—a sign of consumer resilience.
“ In April 2022, market headwinds created by Russia’s invasion of Ukraine in February continued, with broad and deep losses as both the S&P 500 Index and MSCI All Country World Index fell 8% or more for the month and commodity shortages added to global inflation.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
[8]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

2  |  Allspring Utility and Telecommunications Fund

Letter to shareholders (unaudited)
In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilient U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act.  Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September as all asset classes suffered major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year winded down.
“ In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation.”

[1]	The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Utility and Telecommunications Fund  |  3

Letter to shareholders (unaudited)
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains––employers added more than 500,000 jobs––and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Financial markets declined in February as investors responded unfavorably to resilient economic data. The takeaway: Central banks will likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate has not been falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The sudden banking industry uncertainty led some clients of regional banks to transfer deposits to a handful of U.S. banking giants while bank shareholders sold stock. The banking industry turmoil could make the job of central banks more challenging as they weigh inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. The U.S. labor market remained resilient. The euro-area composite Purchasing Managers’ Index1 rose to 53.70, indicating expansion, for March. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The Purchasing Managers' Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.

4  |  Allspring Utility and Telecommunications Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kent Newcomb, CFA, Jack Spudich, CFA
Average annual total returns (%) as of March 31, 2023
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EVUAX)	1-4-1994	-13.43	7.36	7.26	-8.15	8.64	7.89	1.16	1.05
Class C (EVUCX)	9-2-1994	-9.83	7.82	7.25	-8.83	7.82	7.25	1.91	1.80
Administrator Class (EVUDX)	7-30-2010	–	–	–	-8.01	8.80	8.08	1.08	0.92
Institutional Class (EVUYX)	2-28-1994	–	–	–	-7.80	9.01	8.25	0.83	0.72
S&P 500 Utilities Index[3]	–	–	–	–	-6.21	9.59	9.37	–	–
S&P 500 Index[4]	–	–	–	–	-7.73	11.19	12.24	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in utilities and telecommunication services stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through July 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.05% for Class A, 1.80% for Class C, 0.92% for Administrator Class, and 0.72% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P 500 Utilities Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.
[4]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Utility and Telecommunications Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of March 31, 20231
[1]	The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Utilities Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in limited sectors, such as utilities and telecommunication services, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to convertible securities risk, foreign investment risk, high-yield securities risk, smaller-company securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks.

Allspring Utility and Telecommunications Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the S&P 500 Utilities Index, for the 12-month period that ended March 31, 2023.
■	The Fund’s utilities holdings underperformed the benchmark.
■	Holdings outside of utilities performed roughly in line with the benchmark.
Utilities slightly outperformed the broader market.
Using the S&P 500 Index as a proxy, U.S. equity markets returned -7.73% for the 12-month period that ended March 31, 2023. Utilities slightly outperformed the broader market, declining 6.21%. Utilities declined substantially less than the broader market during the first nine months of the period. Often considered safe havens in uncertain times, we believe that for much of 2022, their stability and predictability attracted investors concerned about a possible recession, market volatility, and global geopolitical uncertainty. Through the first three months of 2023, though, utilities broadly underperformed, particularly in January, as riskier stocks rebounded on signs of slowing inflation, declining long-term interest rates, and the perception of improving prospects for an economic soft landing.
Portfolio changes were modest.
The Fund added a new non-utility holding, sold one utility holding, and adjusted other position sizes. We added Target Corp. and divested ONE Gas, Inc. We reduced weightings for several holdings based on our evaluation of their risks relative to potential returns and increased weightings in a couple of high-conviction holdings that, in our opinion, have prospects for solid dividend growth and traded at attractive valuations.
Ten largest holdings (%) as of March 31, 2023[1]
NextEra Energy Incorporated	12.30
Sempra Energy	4.50
American Tower Corporation	4.44
American Electric Power Company Incorporated	4.35
Duke Energy Corporation	4.20
The Southern Company	4.15
Cisco Systems Incorporated	3.91
Exelon Corporation	3.85
Xcel Energy Incorporated	3.79
Comcast Corporation Class A	3.41
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Detractors from performance included not owning several strong performers.
Among utilities, the largest detractor was the decision to not own several benchmark names that outperformed. These stocks operate in regulatory jurisdictions that we believe make it difficult to earn adequate returns. Detractors among the Fund’s non-utility holdings included telecom-related Comcast Corp., American Tower Corp., and Verizon Communications Inc. The Fund’s mandate includes investment in telecommunications companies, a weak area of the market for the past 12 months. The allocation to other sectors and industries partially offset telecommunications weakness.
Sector allocation as of March 31, 2023[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Contributors to performance included utilities and non-utility stocks.
The largest contributors to performance were the underweight positions in a couple of utilities that underperformed and positions in several non-utility stocks that outperformed the benchmark.
Underweight positions relative to their weights in the benchmark in Duke Energy Corp. and Dominion Energy, Inc., contributed to relative performance. The Fund also benefited from several holdings outside the utilities sector, including Amgen Inc.; Mastercard Inc.; Cisco Systems, Inc.; and Visa Inc. These stocks all outperformed the benchmark in the period.

8  |  Allspring Utility and Telecommunications Fund

Performance highlights (unaudited)
Our outlook for utilities remains constructive.
Relative to the S&P 500 Index, utilities stocks currently trade at a moderate discount to their long-term average, based on estimated price/earnings ratios. Fundamentally, we continue to see a clear path for moderate yet consistent growth in utility earnings and dividends. This, combined with estimated dividend yields for the sector that exceed the broader market by approximately 1.50%, could provide investors with solid total return potential and below-average volatility. Many utilities appear to have abundant opportunities to invest in their core businesses at returns we view as attractive. The regulatory environment appears favorable for long-term utility capital spending plans to modernize the electrical grid and replace coal with natural gas and renewable forms of energy. The transition to renewables could also improve the sector’s environmental characteristics, as utilities clean up their generation fleets. Challenges to the sector include inflation and higher interest rates, or a greater risk appetite by equity investors, which could lead to utilities underperforming the overall market. One way we mitigate that risk is by owning stocks in sectors other than utilities and telecom that have the potential for faster growth.
We have a generally mixed outlook for telecommunications companies, with the legacy local-exchange telephone business in secular decline, cable TV under pressure, and wireless steady but approaching saturation. However, internet service and emerging opportunities in 5G technology likely provide avenues for long-term growth for select companies. We believe that maintaining an allocation to telecommunications and other non-utility stocks that offer what we expect to be solid, above-average dividend growth can benefit both overall portfolio dividend growth and total return.

Allspring Utility and Telecommunications Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2022 to March 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 10-1-2022	Ending account value 3-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,056.47	$5.38	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Class C
Actual	$1,000.00	$1,051.96	$9.21	1.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.96	$9.05	1.80%
Administrator Class
Actual	$1,000.00	$1,056.99	$4.72	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.63	0.92%
Institutional Class
Actual	$1,000.00	$1,058.25	$3.69	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.34	$3.63	0.72%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half-year period).

10  |  Allspring Utility and Telecommunications Fund

Portfolio of investments—March 31, 2023

	Shares	Value
Common stocks: 98.70%
Communication services: 6.09%
Diversified telecommunication services: 2.68%
Verizon Communications Incorporated	274,564	$ 10,677,794
Media: 3.41%
Comcast Corporation Class A	357,700	13,560,407
Consumer discretionary: 1.36%
Specialty retail: 1.36%
The Home Depot Incorporated	18,381	5,424,601
Consumer staples: 0.92%
Consumer staples distribution & retail: 0.92%
Target Corporation	22,069	3,655,288
Financials: 5.05%
Banks: 1.30%
JPMorgan Chase & Company	39,772	5,182,689
Financial services: 3.75%
MasterCard Incorporated Class A	20,588	7,481,885
Visa Incorporated Class A	32,898	7,417,183
		14,899,068
Health care: 2.72%
Biotechnology: 1.42%
Amgen Incorporated	23,353	5,645,588
Health care providers & services: 1.30%
UnitedHealth Group Incorporated	10,974	5,186,203
Information technology: 3.91%
Communications equipment: 3.91%
Cisco Systems Incorporated	297,717	15,563,156
Real estate: 4.44%
Specialized REITs: 4.44%
American Tower Corporation	86,348	17,644,350
Utilities: 74.21%
Electric utilities: 43.88%
Alliant Energy Corporation	137,556	7,345,489
American Electric Power Company Incorporated	190,274	17,313,031
Constellation Energy Corporation	98,341	7,719,769
Duke Energy Corporation	173,169	16,705,613
Entergy Corporation	77,022	8,298,350
Evergy Incorporated	103,291	6,313,146
Eversource Energy	86,901	6,800,872
Exelon Corporation	366,037	15,333,290
FirstEnergy Corporation	205,868	8,247,072
NextEra Energy Incorporated	635,221	48,962,835
The accompanying notes are an integral part of these financial statements.

Allspring Utility and Telecommunications Fund  |  11

Portfolio of investments—March 31, 2023

	Shares	Value
Electric utilities (continued)
The Southern Company	237,076	$ 16,495,748
Xcel Energy Incorporated	223,699	15,086,261
		174,621,476
Gas utilities: 2.75%
Atmos Energy Corporation	97,312	10,933,976
Multi-utilities: 25.30%
Ameren Corporation	133,679	11,548,529
CenterPoint Energy Incorporated	361,174	10,640,186
CMS Energy Corporation	208,002	12,767,163
Dominion Energy Incorporated	211,988	11,852,249
DTE Energy Company	121,890	13,351,831
Public Service Enterprise Group Incorporated	158,388	9,891,331
Sempra Energy	118,368	17,892,507
WEC Energy Group Incorporated	134,050	12,706,600
		100,650,396
Water utilities: 2.28%
American Water Works Company Incorporated	61,932	9,072,419
Total Common stocks (Cost $267,895,383)		392,717,411

		Yield
Short-term investments: 1.00%
Investment companies: 1.00%
Allspring Government Money Market Fund Select Class ♠∞		4.69%	3,987,005	3,987,005
Total Short-term investments (Cost $3,987,005)				3,987,005
Total investments in securities (Cost $271,882,388)	99.70%			396,704,416
Other assets and liabilities, net	0.30			1,207,389
Total net assets	100.00%			$397,911,805

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$2,507,848	$47,123,976	$(45,644,819)	$0	$0	$3,987,005	3,987,005	$131,471
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Utility and Telecommunications Fund

Statement of assets and liabilities—March 31, 2023

Assets
Investments in unaffiliated securities, at value (cost $267,895,383)	$ 392,717,411
Investments in affiliated securities, at value (cost $3,987,005)	3,987,005
Receivable for investments sold	5,142,508
Receivable for dividends	377,915
Receivable for Fund shares sold	66,730
Prepaid expenses and other assets	39,926
Total assets	402,331,495
Liabilities
Payable for investments purchased	3,950,321
Management fee payable	171,842
Payable for Fund shares redeemed	77,759
Administration fees payable	68,552
Distribution fee payable	2,718
Trustees’ fees and expenses payable	1,764
Accrued expenses and other liabilities	146,734
Total liabilities	4,419,690
Total net assets	$397,911,805
Net assets consist of
Paid-in capital	$ 268,981,375
Total distributable earnings	128,930,430
Total net assets	$397,911,805
Computation of net asset value and offering price per share
Net assets – Class A	$ 321,506,981
Shares outstanding – Class A1	18,092,539
Net asset value per share – Class A	$17.77
Maximum offering price per share – Class A2	$18.85
Net assets – Class C	$ 4,182,964
Shares outstanding – Class C1	233,944
Net asset value per share – Class C	$17.88
Net assets – Administrator Class	$ 6,267,099
Shares outstanding – Administrator Class[1]	351,979
Net asset value per share – Administrator Class	$17.81
Net assets – Institutional Class	$ 65,954,761
Shares outstanding – Institutional Class[1]	3,714,138
Net asset value per share – Institutional Class	$17.76
[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Allspring Utility and Telecommunications Fund  |  13

Statement of operations—year ended March 31, 2023

Investment income
Dividends	$ 11,845,726
Income from affiliated securities	131,471
Total investment income	11,977,197
Expenses
Management fee	2,846,346
Administration fees
Class A	732,891
Class C	10,326
Administrator Class	9,614
Institutional Class	99,568
Shareholder servicing fees
Class A	872,346
Class C	12,284
Administrator Class	18,489
Distribution fee
Class C	36,466
Custody and accounting fees	20,896
Professional fees	53,135
Registration fees	67,345
Shareholder report expenses	18,194
Trustees’ fees and expenses	20,204
Other fees and expenses	10,382
Total expenses	4,828,486
Less: Fee waivers and/or expense reimbursements
Fund-level	(413,573)
Class A	(59,952)
Administrator Class	(4,327)
Institutional Class	(6,676)
Net expenses	4,343,958
Net investment income	7,633,239
Realized and unrealized gains (losses) on investments
Net realized gains on investments	5,466,729
Net change in unrealized gains (losses) on investments	(51,532,523)
Net realized and unrealized gains (losses) on investments	(46,065,794)
Net decrease in net assets resulting from operations	$(38,432,555)
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Utility and Telecommunications Fund

Statement of changes in net assets

	Year ended March 31, 2023		Year ended March 31, 2022
Operations
Net investment income		$ 7,633,239		$ 7,075,173
Net realized gains on investments		5,466,729		34,747,201
Net change in unrealized gains (losses) on investments		(51,532,523)		16,262,033
Net increase (decrease) in net assets resulting from operations		(38,432,555)		58,084,407
Distributions to shareholders from
Net investment income and net realized gains
Class A		(34,647,628)		(44,877,027)
Class C		(452,433)		(572,530)
Administrator Class		(746,991)		(791,404)
Institutional Class		(7,988,969)		(9,166,657)
Total distributions to shareholders		(43,836,021)		(55,407,618)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	567,314	11,393,388	1,015,898	22,075,851
Class C	96,311	1,962,630	37,936	829,370
Administrator Class	110,693	2,290,942	247,879	5,407,252
Institutional Class	1,031,081	20,941,432	1,249,622	26,754,319
		36,588,392		55,066,792
Reinvestment of distributions
Class A	1,772,009	32,801,515	2,096,156	42,565,818
Class C	24,186	449,470	27,825	565,194
Administrator Class	40,151	745,417	38,712	787,414
Institutional Class	429,815	7,960,567	448,365	9,114,183
		41,956,969		53,032,609
Payment for shares redeemed
Class A	(1,902,224)	(36,626,328)	(2,391,654)	(51,265,683)
Class C	(97,108)	(1,868,400)	(150,982)	(3,277,302)
Administrator Class	(144,989)	(2,765,351)	(82,475)	(1,755,120)
Institutional Class	(1,436,434)	(27,459,910)	(1,067,904)	(22,740,013)
		(68,719,989)		(79,038,118)
Net increase in net assets resulting from capital share transactions		9,825,372		29,061,283
Total increase (decrease) in net assets		(72,443,204)		31,738,072
Net assets
Beginning of period		470,355,009		438,616,937
End of period		$397,911,805		$470,355,009
The accompanying notes are an integral part of these financial statements.

Allspring Utility and Telecommunications Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of period	$21.48	$21.47	$20.19	$24.03	$20.46
Net investment income	0.33	0.33	0.34	0.34	0.32
Net realized and unrealized gains (losses) on investments	(2.03)	2.40	3.82	0.02	3.65
Total from investment operations	(1.70)	2.73	4.16	0.36	3.97
Distributions to shareholders from
Net investment income	(0.33)	(0.32)	(0.35)	(0.34)	(0.34)
Net realized gains	(1.68)	(2.40)	(2.53)	(3.86)	(0.06)
Total distributions to shareholders	(2.01)	(2.72)	(2.88)	(4.20)	(0.40)
Net asset value, end of period	$17.77	$21.48	$21.47	$20.19	$24.03
Total return[1]	(8.15)%	13.62%	21.23%	0.04%	19.59%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.16%	1.17%	1.17%	1.19%
Net expenses	1.04%	1.04%	1.04%	1.09%	1.14%
Net investment income	1.69%	1.52%	1.58%	1.42%	1.47%
Supplemental data
Portfolio turnover rate	4%	11%	20%	49%	10%
Net assets, end of period (000s omitted)	$321,507	$379,164	$363,540	$319,200	$337,848

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Utility and Telecommunications Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Class C	2023	2022	2021	2020	2019
Net asset value, beginning of period	$21.60	$21.57	$20.25	$24.06	$20.47
Net investment income	0.19 [1]	0.17 [1]	0.17 [1]	0.16 [1]	0.16 [1]
Net realized and unrealized gains (losses) on investments	(2.05)	2.40	3.85	0.01	3.63
Total from investment operations	(1.86)	2.57	4.02	0.17	3.79
Distributions to shareholders from
Net investment income	(0.18)	(0.14)	(0.17)	(0.12)	(0.14)
Net realized gains	(1.68)	(2.40)	(2.53)	(3.86)	(0.06)
Total distributions to shareholders	(1.86)	(2.54)	(2.70)	(3.98)	(0.20)
Net asset value, end of period	$17.88	$21.60	$21.57	$20.25	$24.06
Total return[2]	(8.83)%	12.75%	20.34%	(0.73)%	18.65%
Ratios to average net assets (annualized)
Gross expenses	1.89%	1.90%	1.91%	1.92%	1.94%
Net expenses	1.80%	1.80%	1.80%	1.86%	1.89%
Net investment income	0.94%	0.77%	0.80%	0.63%	0.74%
Supplemental data
Portfolio turnover rate	4%	11%	20%	49%	10%
Net assets, end of period (000s omitted)	$4,183	$4,548	$6,379	$10,274	$19,618

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Allspring Utility and Telecommunications Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Administrator Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$21.52	$21.51	$20.22	$24.05	$20.48
Net investment income	0.35	0.37	0.37	0.36	0.36
Net realized and unrealized gains (losses) on investments	(2.03)	2.39	3.83	0.04	3.65
Total from investment operations	(1.68)	2.76	4.20	0.40	4.01
Distributions to shareholders from
Net investment income	(0.35)	(0.35)	(0.38)	(0.37)	(0.38)
Net realized gains	(1.68)	(2.40)	(2.53)	(3.86)	(0.06)
Total distributions to shareholders	(2.03)	(2.75)	(2.91)	(4.23)	(0.44)
Net asset value, end of period	$17.81	$21.52	$21.51	$20.22	$24.05
Total return	(8.01)%	13.76%	21.39%	0.20%	19.80%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.08%	1.09%	1.09%	1.11%
Net expenses	0.92%	0.92%	0.92%	0.94%	0.95%
Net investment income	1.82%	1.63%	1.70%	1.49%	1.66%
Supplemental data
Portfolio turnover rate	4%	11%	20%	49%	10%
Net assets, end of period (000s omitted)	$6,267	$7,447	$3,054	$2,449	$5,296
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Utility and Telecommunications Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended March 31
Institutional Class	2023	2022	2021	2020	2019
Net asset value, beginning of period	$21.46	$21.46	$20.18	$24.01	$20.45
Net investment income	0.39	0.40	0.43	0.44	0.41
Net realized and unrealized gains (losses) on investments	(2.02)	2.39	3.80	0.01	3.62
Total from investment operations	(1.63)	2.79	4.23	0.45	4.03
Distributions to shareholders from
Net investment income	(0.39)	(0.39)	(0.42)	(0.42)	(0.41)
Net realized gains	(1.68)	(2.40)	(2.53)	(3.86)	(0.06)
Total distributions to shareholders	(2.07)	(2.79)	(2.95)	(4.28)	(0.47)
Net asset value, end of period	$17.76	$21.46	$21.46	$20.18	$24.01
Total return	(7.80)%	13.94%	21.62%	0.42%	20.03%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.83%	0.84%	0.84%	0.86%
Net expenses	0.72%	0.72%	0.72%	0.75%	0.78%
Net investment income	2.02%	1.84%	1.92%	1.76%	1.83%
Supplemental data
Portfolio turnover rate	4%	11%	20%	49%	10%
Net assets, end of period (000s omitted)	$65,955	$79,196	$65,644	$45,888	$42,427
The accompanying notes are an integral part of these financial statements.

Allspring Utility and Telecommunications Fund  |  19

Notes to financial statements
1. ORGANIZATION
Allspring Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Utility and Telecommunications Fund (the "Fund") which is a non-diversified series of the Trust.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

20  |  Allspring Utility and Telecommunications Fund

Notes to financial statements
As of March 31, 2023, the aggregate cost of all investments for federal income tax purposes was $271,905,122 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$130,601,737
Gross unrealized losses	(5,802,443)
Net unrealized gains	$124,799,294
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 24,238,201	$0	$0	$ 24,238,201
Consumer discretionary	5,424,601	0	0	5,424,601
Consumer staples	3,655,288	0	0	3,655,288
Financials	20,081,757	0	0	20,081,757
Health care	10,831,791	0	0	10,831,791
Information technology	15,563,156	0	0	15,563,156
Real estate	17,644,350	0	0	17,644,350
Utilities	295,278,267	0	0	295,278,267
Short-term investments
Investment companies	3,987,005	0	0	3,987,005
Total assets	$396,704,416	$0	$0	$396,704,416
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended March 31, 2023, the Fund did not have any transfers into/out of Level 3.

Allspring Utility and Telecommunications Fund  |  21

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.650%
Next $500 million	0.600
Next $1 billion	0.550
Next $2 billion	0.525
Next $1 billion	0.500
Next $5 billion	0.490
Over $10 billion	0.480
For the year ended March 31, 2023, the management fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2023 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the

22  |  Allspring Utility and Telecommunications Fund

Notes to financial statements
caps may be terminated only with the approval of the Board of Trustees. As of March 31, 2023, the contractual expense caps are as follows:
Expense ratio caps
Class A	1.05%
Class C	1.80
Administrator Class	0.92
Institutional Class	0.72
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2023, Allspring Funds Distributor received $6,302 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2023.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2023 were $16,992,568 and $42,020,082, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Allspring Master Trust and Allspring Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended March 31, 2023, there were no borrowings by the Fund under the agreement.
7. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022 were as follows:
	Year ended March 31
	2023	2022
Ordinary income	$ 7,584,760	$ 6,960,059
Long-term capital gain	36,251,261	48,447,559

Allspring Utility and Telecommunications Fund  |  23

Notes to financial statements
As of March 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$209,865	$3,926,426	$124,799,294
8. CONCENTRATION RISKS
The Fund concentrated its portfolio of investments in the utility sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24  |  Allspring Utility and Telecommunications Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Utility and Telecommunications Fund (the Fund), one of the funds constituting Allspring Funds Trust, including the portfolio of investments, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
May 25, 2023

Allspring Utility and Telecommunications Fund  |  25

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2023.
Pursuant to Section 852 of the Internal Revenue Code, $36,251,261 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2023.
Pursuant to Section 854 of the Internal Revenue Code, $7,584,760 of income dividends paid during the fiscal year ended March 31, 2023 has been designated as qualified dividend income (QDI).
For the fiscal year ended March 31, 2023, $82,209 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

26  |  Allspring Utility and Telecommunications Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Allspring Utility and Telecommunications Fund  |  27

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

28  |  Allspring Utility and Telecommunications Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Utility and Telecommunications Fund  |  29

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-04052023-rgd7evvk 05-23
AR0667 03-23

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Funds Trust has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended March 31, 2023	Fiscal year ended March 31, 2022
Audit fees	$245,380	$239,400
Audit-related fees	—	—
Tax fees (1)	34,870	33,925
All other fees	—	—

	$280,250	$273,325

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management.

Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Allspring Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: May 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: May 25, 2023

By:	/s/Jeremy DePalma
Jeremy DePalma
Treasurer

Date: May 25, 2023